As filed with the Securities and Exchange Commission on January 27, 2004

Registration No. 33-26305

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 70	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 72

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway Wilmington, Delaware 19809 (Address of Principal Executive Offices) Registrant’s Telephone Number (800) 441-7762	Brian Kindelan, Esq. BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, Delaware 19809 (Name and Address of Agent for Service)	copy to: Sarah E. Cogan, Esq. Simpson Thacher & Bartlett 425 Lexington Avenue New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on (February 10, 2004) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☒	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

The prospectuses and statement of additional information for the Service, Investor A, Investor B, Investor C, Institutional, BlackRock and Hilliard Lyons Shares of the Equity, Bond and Money Market Portfolios, as applicable, each dated January 28, 2003, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A on January 28, 2003 and to Registrant’s filing pursuant to Rule 497 on January 31, 2003.

The prospectus and statement of additional information for the Institutional Shares of the Core Equity Portfolio, each dated January 28, 2003, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A on January 28, 2003 and to Registrant’s filing pursuant to Rule 497 on January 31, 2003.

The prospectus and statement of additional information for the Shares of the BlackRock Strategic Portfolio I, each dated January 28, 2003, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A on January 28, 2003 and to Registrant’s filing pursuant to Rule 497 on January 31, 2003.

The prospectuses and statements of additional information for the Shares of the BlackRock Strategic Portfolio II, the Multi-Sector Mortgage Securities Portfolio III and the Multi-Sector Mortgage Securities Portfolio IV, each dated January 28, 2001, are incorporated by reference to the Registrant’s filing of Post-Effective Amendment No. 59 to its Registration Statement on Form N-1A on January 29, 2001.

Subject to Completion, Dated January 27, 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Enhanced Income Portfolio

Ultrashort Municipal Portfolio

Investor Shares

Prospectus

February    , 2004

BlackRock FundsSM is a mutual fund family with 45 investment portfolios, 2 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Enhanced Income Portfolio and the BlackRock Ultrashort Municipal Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 2 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations  and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to maximize total return consistent with providing current income and preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security

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IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but

3

are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives

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is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund’s ability to invest in the banking industry could increase risks. The profitability of banks, and therefore the credit quality of their securities, depends largely on the availability and cost of funds, which can change depending upon economic conditions and governmental policies. Banks are also exposed to losses if borrowers get into financial trouble and can’t repay their loans.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on estimated expenses for the current fiscal year and may not reflect expenses of the fund after February 1, 2005.

5

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases* (as percentage of offering price)%		0.0%		0.0%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.0%	4.5	%**	%	***
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge Be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	%	%	%
Distribution (12b-1) fees	%	%	%
Other expenses[1]	%	%	%
Service fees	%	%	%
Processing fees	%	%	%
Other	%	%	%
Total annual fund operating expenses	%	%	%
Fee waivers and expense reimbursements*	%	%	%
Net expenses*	%	%	%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) (for Investor A Shares) and % (for Investor B and C Shares) (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current year.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A Shares*	$	$
B Shares**
Redemption	$	$
B Shares
No Redemption	$	$
C Shares**
Redemption	$	$
C Shares
No Redemption	$	$
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility:                 .

7

BlackRock

Ultrashort Municipal Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal

The fund seeks current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax (municipal securities). These municipal securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The fund’s dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition, the fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality.

The fund may invest up to 20% of its assets in bonds of non-municipal issuers. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

8

IMPORTANT DEFINITIONS

Modified Duration: Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Modified duration assumes that cash flows remain constant as interest rates change. The cash flows assumed in the calculation are based on either the final maturity date or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the fund’s investment goal of generating current income exempt from regular Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, tender option bonds, or enter into interest rate transactions, including swaps collectively, (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, the fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average current income exempt from Federal income tax,

9

there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. The fund may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax.

The fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

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The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, tender option bonds, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the funds of the book or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock, and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support to their customers who own shares of the Company.

term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The “Annual Fund Operating Expenses” table is based on estimated expenses for the current fiscal year and may not reflect expenses of the fund after February 1, 2005.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	%	***
(as percentage of offering price)
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees
Distribution (12b-1) fees
Other expenses[1]
Service fees
Processing fees	%	%	%
Other
Total annual fund operating expenses
Fee waivers and expense reimbursements*
Net expenses*
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) (for Investor A Shares) and % (for Investor B and C Shares) (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current year.

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Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A Shares*
B Shares**
Redemption
B Shares
No Redemption
C Shares**
Redemption
C Shares
No Redemption
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund  operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities:                 .

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About Your Investment

How to Buy/Sell Shares

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. A person who gets compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Company’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

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Since the NAV changes daily, the price of your shares depends on the time that your order is received by Company’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany

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a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call BlackRock Funds c/o PFPC Inc. at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Company to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Company may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Company, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Company may not be able to establish an account if the person does not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won’t accept a purchase order of $1 million or more for Investor B or Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, or C Shares.

A Shares (Front-End Load)

■	One time sales charge paid at time of purchase

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■	Lower ongoing distribution fees
■	Free exchange with other A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charges reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other B Shares in BlackRock Funds family
■	Automatically convert to A Shares seven years from purchase
■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of % if shares are redeemed within 12 months of purchase
■	Higher ongoing distribution fees than A Shares
■	Free exchange with other C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
■	Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

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How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Enhanced Income and Ultrashort Municipal Portfolios.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $50,000
$50,000 but less than $100,000
$100,000 but less than $250,000
$250,000 but less than $500,000
$500,000 but less than $1,000,000
$1 million or more
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however, you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Company’s distributor retains .50% of the sales charges on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Company (and not through a broker), the distributor retains the entire front-end sales charge.

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Purchase of

Investor B Shares

Purchase of

Investor C Shares

Can the Sales Charge

be Reduced or Eliminated?

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two, but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of         % if they are redeemed within 12 months after purchase. The         % is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption/exchange fee). The CDSC may be waived under certain circumstances, as described below. There is no CDSC on Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A Shares” section). Additionally, the front-

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Letter of Intent

(Investor A Shares)

end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B Shares” section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A Shares in all BlackRock funds that are subject to a front-end sales charge may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A Shares in one or more funds subjected to a front-end sales charge within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

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Reinstatement

Reinstatement Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds (after paying any applicable CDSC or redemption/exchange fee) in Investor A shares of the SAME fund without paying a front-end sales charge. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareowner of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (i) your spouse and any of your children under the age of 21, (ii) a trustee or fiduciary of a single trust estate or single fiduciary account or (iii) members of any organized group you belong to that has been in existence for more than six months, if it is not organized for the purpose of investing in mutual funds, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans; (b) persons investing through an authorized payroll deduction plan or 401(k) program; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (f) persons participating in an account or

22

program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Company and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. For more information on the waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Company, BlackRock or its affiliates; (e) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) redemptions made pursuant to the Systematic Withdrawal Plan (described below); and (h) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Company. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing and processing fees for certain services provided to its shareholders.

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Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund attributable to Investor A Shares. All Investor B and C Shares pay a maximum of .75% per year.

Under the Plan, the Company also pays shareholder servicing and shareholder processing fees to BlackRock in return for certain support services for Investor A, B and C shareholders. BlackRock may enter into arrangements with Service Organizations (including PNC Bank and its affiliates), whereby the Service Organizations provide the support services to their customers who own Investor Shares in return for these fees. The Company may pay a shareholder servicing fee of up to     % per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to     % per year of the average daily net asset value of Investor Shares of a fund, Service Organizations (including BlackRock) may provide one or more of these additional services:

(1)	Processing purchase and redemption requests from customers and placing orders with the Distributor;
(2)	Processing dividend payments from the Company on behalf of customers;

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(3)	Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
(4)	Providing other similar services.

Although BlackRock pays these shareholder servicing and shareholder processing fees to Service Organizations whose customers own Investor Shares, BlackRock may retain a portion of the shareholder servicing fees and a significant portion of the shareholder processing fees in return for providing services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem

25

your shares at the next net asset value (NAV) calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption/exchange fee. Each of the CDSC and redemption/exchange fee is assessed without regard the other. See “Market Timing and Redemption/Exchange Fees” below. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/

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exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations.

Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange). With respect to the High Yield Bond, International Bond, Large Cap Growth Equity, Global Science & Technology Opportunities, Select Equity, Index Equity, Balanced and U.S. Opportunities Portfolios, this fee applies only to shares acquired on or after January 28, 2004.

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term

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investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these waivers at any time.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $309.4 billion of assets under management as of December 31, 2003. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	%
$1 billion—$2 billion	%
$2 billion—$3 billion	%
greater than $3 billion	%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares fund through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company’s

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Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The Ultrashort Municipal Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the Ultrashort Municipal Portfolio may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

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Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

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Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling BlackRock Funds c/o PFPC Inc. at (800) 441-7762.

Exchange Privilege

BlackRock Funds offers 45 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares of another to meet your changing financial needs.

You can exchange $500 (or any other applicable minimum) or more from one fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption/exchange fee. See “Market Timing and Redemption/Exchanges Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to BlackRock Funds c/o PFPC Inc. at P.O. Box 9819, Providence, RI 02940-8019. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

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The Company may suspend or terminate your exchange privilege at any time, including if the Company believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption/Exchange Fees” above.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Fund c/o , PFPC Inc., at P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives regular account Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

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To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds c/o PFPC Inc. at (800) 441-7762.

Internet Transactions

Investors in the funds may view their account balance and activity through the BlackRock Funds website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Purchases made on the Internet using the ACH system will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

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The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi- annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages

1)  Have your enrollment number ready. If you do not have one, please contact your financial advisor.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February     , 2004, 2004, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

Post Office Address: BlackRock Funds, c/o PFPC Inc.,

P.O. Box 9819, Providence, RI 02940-8019

Street Address: BlackRock Funds, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday - Friday. Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call 888-825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

BONDINVAPROS 2/04

Subject to Completion, Dated January 27, 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Enhanced Income Portfolio

Ultrashort Municipal Portfolio

Institutional Shares

Prospectus

February     , 2004

BlackRock FundsSM is a mutual fund family with 45 investment portfolios, 2 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Enhanced Income Portfolio and the BlackRock Ultrashort Municipal Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 2 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both the funds.

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BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to maximize total return consistent with providing current income and preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security

2

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-U.S. securities involve risks not typically associated with

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investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a

4

security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund’s ability to invest in the banking industry could increase risks. The profitability of banks, and therefore the credit quality of their securities, depends largely on the availability and cost of funds, which can change depending upon economic conditions and governmental policies. Banks are also exposed to losses if borrowers get into financial trouble and can’t repay their loans.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

5

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year and may not reflect expenses of the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	%
Other expenses[1]	%
Total annual fund operating expenses	%
Fee waivers and expense reimbursements*	%
Net expenses*	%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other Expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility.

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BlackRock

Ultrashort Municipal Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax (municipal securities). These municipal securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The fund’s dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition, the fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality.

The fund may invest up to 20% of its assets in bonds of non-municipal issuers. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

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IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Modified Duration: Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Modified duration assumes that cash flows remain constant as interest rates change. The cash flows assumed in the calculation are based on either the final maturity date or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the fund’s investment goal of generating current income exempt from regular Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security of an index of securities or tender option bonds, or enter into interest rate transactions, including, (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, the fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a

8

IMPORTANT DEFINITIONS

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered to be derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. The fund may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax.

The fund may from time to time invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems.

9

This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

10

within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivitives, tender option bonds, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

11

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year and may not reflect expenses for the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	%
Other expenses[1]	%
Total annual fund operating expenses	%
Fee waivers and expense reimbursements*	%
Net expenses*	%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to . % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “other expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities.

12

About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■	Institutional and individual investors with a minimum investment of $2 million
■	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

■	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise has investment discretion or
■	acts as custodian for at least $2 million in assets

■	Registered investment advisers with a minimum investment of $250,000

Purchase orders may be placed by calling (800) 441-7450.

BlackRock, the Company’s Distributor and their affiliates are permitted to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (Service Organizations) compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service Organizations, when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

13

Purchase orders received by the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund

14

shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement. The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

15

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

16

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales exchanges. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make as a result of the activity described above will be subject to any and all redemption/exchange fees. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technological limitations.

Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being

17

The Company’s Rights

redeemed within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). With respect to the High Yield Bond, International Bond, Large Cap Value Equity, Large Cap Growth Equity, Global Science & Technology Opportunities, Select Equity, Index Equity, Balanced and U.S. Opportunities Portfolios, this fee applies only to shares acquired on or after January 28, 2004.

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these fee waivers at any time.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

18

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum investment as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $309.4 billion of assets under management as of December 31, 2003. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	%
$1 billion-$2 billion	%
$2 billion-$3 billion	%
greater than $3 billion	%

19

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses of each share class of each fund (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

20

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The Ultrashort Municipal Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the Ultrashort Municipal Portfolio may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely

21

unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7450.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi-annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1)  Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly with the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

22

For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February     , 2004, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450.

Purchases and Redemptions

Call your registered representative or (800) 441-7450.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday - Friday. Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call 888-825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

BONDINSTPROS 2/04

Subject to Completion, Dated January 27, 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Enhanced Income Portfolio

Ultrashort Municipal Portfolio

Service Shares

Prospectus

February     , 2004

BlackRock FundsSM is a mutual fund family with 45 investment portfolios, 2 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Enhanced Income Portfolio and the BlackRock Ultrashort Municipal Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 2 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The fund seeks to maximize total return consistent with providing current income and preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security

2

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

3

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and repayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

4

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of one fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund’s ability to invest in the banking industry could increase risks. The profitability of banks, and therefore the credit quality of their securities, depends largely on the availability and cost of funds, which can change depending upon economic conditions and governmental policies. Banks are also exposed to losses if borrowers get into financial trouble and can’t repay their loans.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

5

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on estimated expenses for the current fiscal year and may not reflect expenses of the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		%
Other expenses[1]		%
Service fees	%
Processing fees	%
Other	%
Total annual fund operating expenses		%
Fee waivers and expense reimbursements*		%
Net expenses*		%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other Expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility:                                                                                                                                                                                                                                                                                               .

6

BlackRock

UltraShort Municipal Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (municipal securities). These municipal securities may not be exempt from regular Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The fund’s dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition the fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality.

The fund may invest up to 20% of its assets in bonds of non-municipal issuers. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

7

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Modified Duration: Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Modified duration assumes that cash flows remain constant as interest rates change. The cash flows assumed in the calculation are based on either the final maturity date or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the fund’s investment goal of generating current income exempt from regular Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, the fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a

8

IMPORTANT DEFINITIONS

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. The fund may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax.

The fund may from time to time invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

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There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives

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are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, tender option bonds, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss subject to Federal capital gain taxation. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

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IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Processing Fees: Fees that are paid to service organizations that provide processing and administrative services for shareholder accounts.

Service Fees: Fees that are paid to service organizations that provide personal services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Company.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets. The table is based on estimated expenses for the current fiscal year and may not reflect expenses of the fund after February 1, 2005.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees		%
Other expenses[1]		%
Service fees	%
Processing fees	%
Other	%
Total annual fund operating expenses		%
Fee waivers and expense reimbursements*		%
Net expenses*		%
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities:

            .

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About Your Investment

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer’s account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer’s ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

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Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

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How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

Distribution and Service Plan

The Company has adopted a plan (the Plan) that allows the Company to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company pays shareholder servicing and shareholder processing fees to BlackRock in return for certain support services for Service shareholders. BlackRock may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates) whereby the Service Organizations will provide the support services to their customers who own Service Shares in return for these fees. The Company may pay a shareholder servicing fee of up to     % per year of the average daily net asset value of Service Shares of a fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

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For a separate shareholder processing fee paid by all Service Shares of up to     % per year of the average daily net asset value of Service Shares of a fund, Service Organizations (including BlackRock) may provide one or more of these additional services:

(1)	Processing purchase and redemption requests from customers and placing orders with the Company’s Distributor;
(2)	Processing dividend payments from the Company on behalf of customers;
(3)	Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
(4)	Providing other similar services.

Although BlackRock pays these shareholder servicing and shareholder processing fees to Service Organizations whose customers own Service Shares, BlackRock may retain a portion of the shareholders servicing fees and a significant portion of the shareholder processing fees in return for providing services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service

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Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

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Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Company does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC® Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

Market Timing and Redemption Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales exchanges. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or

18

exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations.

Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). With respect to the High Yield Bond, International Bond, Large Cap Value Equity, Large Cap Growth Equity, Global Science & Technology Opportunities, Select Equity, Index Equity, Balanced and U.S. Opportunities Portfolios, this fee applies only to shares purchased on or after January 28, 2004.

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The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these waivers at any time.

The Companys Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $309.4 billion of assets under management as of December 31, 2003. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	%
$1 billion—$2 billion	%
$2-billion—$3 billion	%
greater than $3 billion	%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extrodinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

dividends and net capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each month. The Company’s Board of Trustees may change the timing of such dividend payments.

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Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains, will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The UltraShort Municipal Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the Ultrashort Municipal Portfolio may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

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Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the BlackRock Funds at (800) 441-7450.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi-annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1)  Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

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For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February     , 2004, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450.

Purchases and Redemptions

Call your registered representative or (800) 441-7450.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday - Friday. Call: (888) 825-2257

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call 888-825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

BONDSRVCPROS 2/04

Subject to Completion, Dated January 27, 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

Enhanced Income Portfolio

UltraShort Municipal Portfolio

BlackRock Shares

Prospectus

February     , 2004

BlackRock FundsSM is a mutual fund family with 45 investment portfolios, 2 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Enhanced Income Portfolio and the BlackRock UltraShort Municipal Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This Prospectus contains information on 2 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to both the funds.

1

BlackRock

Enhanced Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non- U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal

The fund seeks to maximize total return consistent with providing current income and preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund’s dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security

2

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically

3

associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price

4

within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund’s ability to invest in the banking industry could increase risks. The profitability of banks, and therefore the credit quality of their securities, depends largely on the availability and cost of funds, which can change depending upon economic conditions and governmental policies. Banks are also exposed to losses if borrowers get into financial trouble and can’t repay their loans.

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

5

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on estimated expenses for the current fiscal year and may not reflect expenses of the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	%
Other expenses[1]	%
Total annual fund operating expenses	%
Fee waivers and expense reimbursements*	%
Net expenses*	%

*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other Expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility:                     .

6

BlackRock

UltraShort Municipal Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

General Obligation Bonds: Bonds which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal

The fund seeks current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from regular Federal income tax (municipal securities). These municipal securities may not be exempt from Federal Alternative Minimum Tax. The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The fund’s dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition, the fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality.

The fund may invest up to 20% of its assets in bonds of non-municipal issuers. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

7

IMPORTANT DEFINITIONS

Modified Duration: Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Modified duration assumes that cash flows remain constant as interest rates change. The cash flows assumed in the calculation are based on either the final maturity date or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Tender Option Bonds: Synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the fund’s investment goal of generating current income exempt from regular Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities or tender option bonds or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currency with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, the fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

8

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of securities such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Municipal securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund’s assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate the funds for lease payments.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. The fund may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax.

9

The fund may from time to time invest up to 25% of its assets in securities whose issuers are located in a single state. These investments would make the fund more dependent upon the political and economic circumstances of that state than a mutual fund that invests more broadly.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

10

and authorities are supported by varying degrees of credit but generally are backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, tender option bonds, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the fund manager will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 5% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

11

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss subject to Federal capital gain taxation. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

12

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on estimated expenses for the current fiscal years and may not reflect expenses of the fund after February 1, 2005.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	%
Other expenses[1]	%
Total annual fund operating expenses	%
Fee waivers and expense reimbursements*	%
Net expenses*	%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
*	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to % (excluding interest expense) of average daily net assets until , 2005. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section on page for a discussion of these waivers and reimbursements.
[1]	The fund is newly organized and, accordingly, “Other Expenses” are based on estimated amounts for the current year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$	$

Fund Management

The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibilities:            .

13

About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

BlackRock, the Company’s Distributor and their affiliates are permitted to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the funds). BlackRock, the Distributor and their affiliates may pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (Service Organizations) compensation for the sale and distribution of shares of the funds or for services to the funds and shareholders. These payments (Additional Payments) would be in addition to the payments by the funds described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. Additional Payments generally are made available to all qualified Service Organizations when they are in effect, subject to applicable NASD regulations. The aggregate amount of Additional Payments may be substantial. For more information on Additional Payments, see the SAI.

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

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Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

Paying for Shares

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions).

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The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50%. There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement. The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Company, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

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During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales exchanges. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, however, include multiple investors and such accounts typically provide the Company with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations.

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Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). With respect to the High Yield Bond, International Bond, Large Cap Value Equity, Large Cap Growth Equity, Global Science & Technology Opportunities, Select Equity, Index Equity, Balanced and U.S. Opportunities Portfolios, this fee applies only to shares purchased on or after January 28, 2004.

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. The Company reserves the right to modify or eliminate these waivers at any time.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

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IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act, or as described in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in any fund at any time the net asset value of the account in such fund falls below the applicable minimum initial investment as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ Adviser is BlackRock Advisors, Inc.  (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $309.4 billion of assets under management as of December 31, 2003. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly.

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The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	%
$1 billion-$2 billion	%
$2 billion-$3 billion	%
greater than $3 billion	%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each month. The Company’s

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Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC, Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

The UltraShort Municipal Portfolio intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular Federal income tax. However, the UltraShort Municipal Portfolio may invest up to 20% of its assets in non-municipal securities, the interest on which will be subject to Federal income tax. The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should

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always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7450.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company’s annual and semi-annual reports and prospectuses have been posted on the Company’s website on the Internet if they enroll in the Company’s electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1)  Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2)  Log on to www.investordelivery.com.

3)  Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number.

Shareholders Who Hold Accounts Directly With the Fund:

1)  Log on to http://funds.blackrock.com.

2)  Click on Electronic Delivery icon on either side of your screen.

3)  Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated February     , 2004, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450.

Purchases and Redemptions

Call your registered representative or (800) 441-7450.

World Wide Web

Access general fund information and specific fund

performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Written Correspondence

BlackRock Funds

100 Bellevue Parkway

Mail Stop WR-R100-04-07

Wilmington, DE 19809

Portfolio Characteristics and Holdings

For additional information, as well as more current information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call 888-825-2257.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

BONDBRSPROS 2/04

BLACKROCK FUNDSSM

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities (formerly, Global Science & Technology), European Equity, Asia Pacific Equity, International Equity, International Opportunities (formerly, International Small Cap Equity), Select Equity, Index Equity, Balanced, U.S. Opportunities (formerly, Micro-Cap Equity), Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Enhanced Income and Ultrashort Municipal Portfolios (collectively, the “Portfolios”) of BlackRock FundsSM (the “Fund”). The Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Money Market Portfolios,” the Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called “Municipal Money Market Portfolios,” the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios are called the “State-Specific Municipal Portfolios”, the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities (formerly, Global Science & Technology), European Equity, Asia Pacific Equity, International Equity, International Opportunities (formerly, International Small Cap Equity), Select Equity, Index Equity, Balanced and U.S. Opportunities (formerly, Micro-Cap Equity), Portfolios are called “Equity Portfolios” and the Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Government Income, GNMA, Managed Income, International Bond, High Yield Bond, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Enhanced Income and Ultrashort Municipal Portfolios are called “Bond Portfolios.” The Equity Portfolios and the Bond Portfolios are also called “Non-Money Market Portfolios.” The Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios are called “Tax-Free Portfolios.” The Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios are called “State-Specific Tax-Free Portfolios.” This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 28, 2003, each as amended from time to time (the “Prospectuses”). Certain information contained in the Fund’s and The U.S. Large Company Series of The DFA Investment Trust Company’s annual and semi-annual reports to shareholders is incorporated by reference herein. Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762. This Statement of Additional Information is dated February     , 2004.

INVESTMENT POLICIES

The following supplements information contained in the Prospectuses concerning the Portfolios’ investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the “Index Master Portfolio”) of The DFA Investment Trust Company (the “Trust”). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

The Portfolios (other than the Tax-Free Portfolios, the Ultrashort Municipal Portfolio and the Municipal Money Market Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.

Additional Information on Investment Strategies

Equity Portfolios. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

Countries in which the European Equity Portfolio may invest include: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Countries in which the Asia Pacific Equity Portfolio may invest include: Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, South Korea, North Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

The Global Science & Technology Opportunities Portfolio may invest more than 25% of its total assets in any one industry or industries included in the science and/or technology sectors (as defined in its Prospectuses). This would expose the Global Science & Technology Opportunities Portfolio to the risks of that industry or industries to a greater extent than a mutual fund that did not so concentrate its investments.

From time to time each of the Equity Portfolios may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Stocks of some newly-public companies may decline shortly after the initial public offering.

The Equity Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Index Equity and Index Master Portfolios. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfolio are invested) invests at least 95% of the value of its total assets in securities included in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)1. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500® Index in approximately the same proportions as they are represented in the Index. The Index Master Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio’s shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is each expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall. As a non-fundamental policy, under normal circumstances, the Index Master Portfolio will invest at least 80% of its net assets in securities of large U.S. companies. If the Index Master Portfolio changes this investment policy, the Index Master Portfolio will notify its shareholders at least 60 days in advance of the change and will change its name.

Neither the Index Equity Portfolio nor the Index Master Portfolio are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the Index Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the Index Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or Index Master Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Science and Technology Companies. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Opportunities Portfolio’s shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

[1]	“Standard & Poor’s”, “S&P”, “S&P500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw–Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

The Global Science & Technology Opportunities Portfolio’s concentration in the securities of technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

Balanced Portfolio. Fixed income securities purchased by the Balanced Portfolio may include domestic, dollar-denominated foreign and non-dollar denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts (GICs), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or another nationally recognized statistical rating organization. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the Portfolio’s sub-adviser. Securities rated “Baa” by Moody’s or “BBB” by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics.

The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Dividends paid by the Balanced Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

Bond Portfolios. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Tax-Free Portfolios will invest, during normal market conditions, at least 80% of their total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”) and is not an item of tax preference for purposes of the Federal alternative minimum tax. The Ultrashort Municipal Portfolio will invest, during normal market conditions, at least 80% of its total assets in Municipal Obligations, except that the interest on the Municipal Obligations in which the Ultrashort Municipal Portfolio will invest may be an item of tax preference for purposes of the Federal alternative minimum tax. Each State-Specific Tax-Free Portfolio also intends to invest at least 80% of its total assets in Municipal Obligations the interest on which is exempt from the applicable state income tax (“State-Specific Obligations”). In addition, the New Jersey Tax-Free Income Portfolio intends to invest at least 80% of its total assets in New Jersey State-Specific Obligations and in obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States (“U.S. Government Obligations”).

Municipal Investments. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body’s unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although “non appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and the Ultrashort Municipal Portfolio and affect their share prices.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

Money Market Portfolios and Enhanced Income Portfolio.

The Money Market Portfolio and Enhanced Income Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Portfolios may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc., as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s sub-adviser under guidelines established by the Fund’s Board of Trustees;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments; and

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term Municipal Obligations.

The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:

(a)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(b)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(c)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(d)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolios’ sub-adviser under guidelines established by the Fund’s Board of Trustees; and

(e)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

All securities acquired by the Money Market Portfolios will be determined at the time of purchase by the Portfolios’ sub-adviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

Reverse Repurchase Agreements and Other Borrowings. Each Equity and Bond Portfolio (including the Index Master Portfolio) is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. Certain Portfolios may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolios’ investment guidelines. The Index Master Portfolio does not intend to invest in reverse repurchase agreements. The Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, each Bond Portfolio (except the Tax-Free Portfolios) and the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio’s total assets, the Equity Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Balanced Portfolio and each Bond Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained. A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Variable and Floating Rate Instruments. The Balanced and Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”), including tender option bonds. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

Each Money Market Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days’ notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Bank Loans. Each Bond Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Bond Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Bond Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Bond Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Bond Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Fund’s Board of Trustees has adopted procedures for the Portfolios to determine whether Assignments and Participations purchased by the Portfolio are liquid or illiquid for purposes of the Portfolios’ limitation on investment in illiquid securities. Pursuant to those procedures, these securities will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Preferred Stock. In addition to the Equity Portfolios, the Bond Portfolios each may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. In addition to the Equity Portfolios, the Bond Portfolios each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Pay-in-kind Bonds. The Bond Portfolios may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Bond Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Bond Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

To the extent consistent with their investment objectives, the Money Market and Bond Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Bond Portfolios and the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Mortgage Related and Asset-Backed Securities. The Balanced and Bond Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the stated original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline faster; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and other asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases mortgage-related and other asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio’s principal investment to the extent of premium paid.

The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”) (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

The GNMA Portfolio will invest primarily in GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The GNMA Portfolio may acquire several types of mortgage-related securities. Ginnie Maes are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

To maintain greater flexibility, the GNMA Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, including volatility and illiquidity.

Although under normal market conditions they do not expect to do so, each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank but are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Bond Portfolios and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”)

pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

U.S. Government Obligations. The Balanced and Bond Portfolios (and, to the extent consistent with their investment objectives, the Equity and Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank. Securities issued by the U.S. Government agencies and instrumentalities have varying levels of credit protection. See “—Mortgage Related and Asset-Backed Securities” above.

The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

Lease Obligations. The Portfolios (other than the Index Master Portfolio) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The adviser or sub-adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser or sub-adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a “nonappropriation” lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization (“NRSRO”). The Non-Money Market Portfolios, except the High Yield Bond Portfolio and the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by a Portfolio’s adviser or sub-adviser, “high quality” issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) “A-1” or better by S&P or “Prime-1” by Moody’s, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated “Aaa” by Moody’s or “AAA” by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

Commercial paper purchasable by each Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Repurchase Agreements. Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

Each Money Market Portfolio may enter into repurchase agreements. The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser or sub-adviser. A Portfolio’s adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Certain of the Money Market Portfolios may enter into repurchase agreements in which the collateral may include IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities. IOs and POs are subject to the risks described in “-Stripped and Zero Coupon Obligations” below and CMOs are subject to the risks described in “-Mortgage Related and Asset-Backed Securities” above.

The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of Dimensional Fund Advisors Inc. (“DFA”). DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U.S. Government and agency obligations described under “-U.S. Government Obligations” above.

Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser or sub-adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated “Prime-1” by Moody’s or “A-1” by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer’s commercial paper is unrated, then the debt security would have to be rated at least “AA” by S&P or “Aa2” by Moody’s. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio’s investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least “AA” or “Aa2.”

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Non-Investment Grade Securities. Each of the High Yield Bond, Low Duration Bond and the Core PLUS Total Return Portfolios may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s sub-adviser will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The Core PLUS Total Return Portfolio may invest in securities rated in the category “C” and above or determined by the sub-adviser to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

The High Yield Bond Portfolio may invest in securities of any rating and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities.

Mezzanine Investments. Each of the Low Duration, Core PLUS Total Return and High Yield Bond Portfolios, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Collateralized Bond Obligations. The High Yield Bond Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. In addition, each Bond Portfolio may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio. The pool of securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

When-Issued Purchases and Forward Commitments. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When a Portfolio agrees to purchase securities on this basis, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rights Offerings and Warrants to Purchase. Each Equity and Bond Portfolio (except the Index Master Portfolio, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Foreign Investments. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

A Portfolio’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in non-dollar denominated securities may be on either a currency hedged or unhedged basis, and the Portfolios may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Portfolios may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “-Interest Rate Transactions and Currency Swaps,” “-Foreign Currency Transactions” and “-Options and Futures Contracts.”

To maintain greater flexibility, a Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.

Foreign investments of the Bond Portfolios may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Portfolios investing significantly in foreign securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Brady Bonds. A Bond Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the High Yield Bond Portfolio may purchase have no or limited collateralization, and the High Yield Bond Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Portfolio may invest are likely to be acquired at a discount.

ADRs, EDRs and GDRs. Each Equity and Bond Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “-Foreign Investments.”

Options and Futures Contracts. To the extent consistent with its investment objective, each Equity and Bond Portfolio (other than the Index Master Portfolio) may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the Low Duration Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Ultrashort Municipal, Global Science & Technology Opportunities, European Equity, Asia Pacific Equity, International Equity, Balanced and International Opportunities Portfolios, cross-hedging. Each of the Low Duration Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Ultrashort Municipal, Global Science & Technology Opportunities, European Equity, Asia Pacific Equity, International Equity, Balanced and International Opportunities Portfolios may also purchase exchange-listed and over-the-counter put and call options on foreign currencies, and the Core PLUS Total Return and International Bond Portfolios may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the Low Duration Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income, Ultrashort Municipal, Global Science & Technology Opportunities, European Equity, Asia Pacific Equity, International Equity, Balanced and International Opportunities Portfolios, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than

25% of the value of its total assets (measured at the time an option is written). There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s or sub-adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or foreign exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. The value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts.

To maintain greater flexibility, each of the Bond Portfolios may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio’s position in a futures contract or related option, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

While the Fund has filed a notice with the Commodity Futures Trading Commission (the “CFTC”), it is not subject to any CFTC-imposed restrictions on trading in futures contracts or options thereon. The Fund is, however, subject to other CFTC rules such as the general antifraud provisions, prohibitions on manipulation and trade reporting requirements.

Interest Rate Transactions and Currency Swaps. In addition to the Equity Portfolios, the Balanced and Bond Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.

In order to protect against currency fluctuations, the Global Science & Technology Opportunities, European Equity, Asia Pacific Equity, International Equity, International Opportunities, Balanced, Low Duration Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income and Ultrashort Municipal Portfolios may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.

The Bond and Balanced Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed creditworthy by the Portfolio’s adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

Foreign Currency Transactions. Each of the Global Science & Technology Opportunities, Balanced, European Equity, Asia Pacific Equity, International Equity, International Opportunities, Low Duration Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, International Bond, High Yield Bond, Enhanced Income and Ultrashort Municipal Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. Those Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”).

Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio generally may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines. For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be added.

Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed  1/2 of 1% of the value of such Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Each Tax-Free and Municipal Money Market Portfolio and the Core PLUS Total Return and Ultrashort Municipal Portfolios may acquire stand-by commitments with respect to Municipal Obligations held by it. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates.

Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Portfolios (collectively, the “Money and Non-Money Market Municipal Portfolios”) and the Core PLUS Total Return and Ultrashort Municipal Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund’s participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares. The Tax-Free Portfolios and the Core PLUS Total Return and Ultrashort Municipal Portfolios may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Tax-Free and Ultrashort Municipal Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (except for the Index Master Portfolio) irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio’s total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience a delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch Investor Services, Inc. (“Fitch”) and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

Investment Companies. In connection with the management of their daily cash positions, the Equity Portfolios (other than the Index Master Portfolio) and the Core PLUS Total Return, Enhanced Income and Ultrashort Municipal Portfolios may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The Bond Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and set forth below. The International Equity, European Equity, Asia Pacific Equity, International Opportunities and the Core PLUS Total Return Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor’s Depository Receipts (SPARS) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500® Index. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

The Money Market Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

Each Bond Portfolio and the Balanced Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Taxes.”

Guaranteed Investment Contracts. The Bond Portfolios and the Money Market Portfolio may make limited investments in guaranteed investment contracts (“GICs”) issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

Short Sales. The Balanced and Bond Portfolios may only make short sales of securities “against-the-box.” A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale “against-the-box,” at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against-the-box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

Credit Default Swaps. To the extent consistent with their investment strategies, the Bond and Balanced Portfolios may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios’ limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Interest Rate and Extension Risk. The value of fixed income securities in the Balanced and Bond Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary. Although the Bond Portfolios’ sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in the Prospectuses, there can be no assurance that it will be able to do so at all times.

Liquidity Management. Each Money Market Portfolio and the Enhanced Income and Ultrashort Municipal Portfolios may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios’ sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio’s assets will be held uninvested. Uninvested cash reserves may not earn income.

As a temporary defensive measure if its adviser or sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the Index Master Portfolio) may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest a portion of its assets, normally not more than 5% of its net assets, in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Illiquid Securities. No Equity or Bond Portfolio will invest more than 15% (10% with respect to the Index Master Portfolio) and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher than normal portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios (the “Ohio Portfolios”) will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (“Ohio State-Specific Obligations”). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of December 22, 2003, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

Biennium	Fund Balance	Cash Balance
1992-93	$111,013,000	$393,634,000
1994-95	928,019,000	1,312,234,000
1996-97	834,933,000	1,367,750,000
1998-99	976,778,000	1,512,528,000
2000-01	219,414,000	817,069,000
2002-03	52,338,000	396,539,000

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund (BSF) to the GRF.

To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

•	An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

•	Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers’ Compensation.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

• The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included:

•	Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

•	Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Reducing appropriation spending authorizations for the legislative and judicial branches.

•	Making certain tax-related changes (including accelerating the time for certain payments).

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

•	Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

•	$50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

•	Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

•	Extension of the State income tax to Ohio-based trusts (a “sunset” provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

•	Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly’s prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor’s proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 over OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor’s proposed budget, incorporated in the related appropriations bill as introduced and in the bill’s versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate Department of Transportation and Bureau of Workers’ Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff’s petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission (OPFC), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State. Payments by the State under those agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $79,602,448. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. OBM estimates the highest future Fiscal Year payments under those agreements, which are primarily made from GRF appropriations, to be $4,603,524. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of

$500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and in November 2003, issued $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor’s Fiscal Year 1993 cutback order.

Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

•	1994-95 – $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium’s two Fiscal Years.

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03—$15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $686,020,000 in Fiscal Year 2000, $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, and $671,352,000 in Fiscal Year 2003. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and five in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Eight municipalities and one township are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania, as described in the Official Statement, dated as of May 20, 2003, 2002, relating to the Commonwealth of Pennsylvania General Obligation Bonds, Second Refunding Series of 2003.

The national recession during fiscal year 2002 placed increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth’s General Fund revenues for fiscal year 2002 were approximately $20.0 billion, or $1.268 billion (5.9%) below estimate. The Commonwealth took several actions to prevent ending the fiscal year with an operating deficit and a negative fiscal year-end budgetary basis balance. (Under the Commonwealth’s budgetary basis of accounting, a modified cash basis of accounting is used, as opposed to a modified accrual basis, used in GAAP financial reporting.) The Governor decided to limit expenditures leading to appropriation lapses totaling $457 million. A lapse occurs when appropriations are returned to the unappropriated surplus of a fund if not spent or encumbered by the end of the fiscal year. The transfer of the $1,038 million balance from the Tax Stabilization Reserve Fund to the General Fund and the partial draw down of a portion of the $336 million General Fund fiscal year beginning balance also helped to prevent an operating deficit and a negative fiscal year-end budgetary basis balance. The budgetary basis unappropriated surplus balance at the close of fiscal year 2002 was $142.8 million. General obligation debt of the Commonwealth outstanding as of June 30, 2002 totaled approximately $6.1 billion.

Governor Rendell proposed a fiscal year 2004 Budget to the General Assembly in March 2003. The Governor also proposed a supplemental budget which, among other provisions, would have increased the personal income tax rate and increased education spending. The General Assembly enacted the Governor’s budget, but declined to enact the Governor’s tax and education proposals. As a result, the Governor used his line-item veto power to veto the budget’s education appropriations. This resulted in a nine-month budget standoff, which ended in December 2003, when the Governor and General Assembly finally agreed on a compromise, which will raise the income tax rate to 3.07%. $729 million of the revenues expected to be generated will be used to pay down the state’s budget deficit. The remainder will be used to increase education funding.

Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries. Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy. Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

The population of Pennsylvania experienced a slight increase in the period 1993 through 2002. Persons 65 or older comprise 15.6% of Pennsylvania’s population, compared with 12.4% of the United States population. The Commonwealth is highly urbanized, with almost 79% of the Commonwealth’s 2001 mid-year population estimate residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Tax increases and spending decreases have resulted in surpluses in the General Fund in recent years; and as of June 30, 2001, the General Fund had a surplus of $4,485 million (using GAAP financial reporting). At the end of fiscal year 2002, however, the budgetary basis unappropriated surplus balance was $142.8 million, as noted above.

In fiscal year 2002, Commonwealth tax revenues declined 2.6% from fiscal year 2001. The Tax Stabilization Reserve Fund was abolished through legislation enacted with the adoption of the fiscal year 2003 budget and its balance was transferred to the General Fund, as noted above. A Budget Stabilization Reserve Fund was created, using $300 million of funding from the General Fund.

The Commonwealth maintains two contributory benefit pension plans. The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations. The Public School Employees’ Retirement System (“PSERS”) covers all public school employees. Membership in the applicable retirement system is generally mandatory for the covered employees. Employers and employees contribute jointly to these retirement programs. Annual actuarial valuations are required by state law. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary. The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions. At the close of fiscal year 1996, the unfunded actuarial accrued liability was ($904) million for SERS and $1,459 million for PSERS. At the close of fiscal year 2001, the unfunded actuarial accrued liability was ($3,846) million for SERS. At the close of fiscal year 2002, the unfunded actuarial accrued liability for PERS was ($2,500) million. The Commonwealth Official Statement, dated as of May 20, 2003, does not provide information on SERS for fiscal year 2002.

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; (c) the School District of Philadelphia and others have brought suit in Federal court to declare the Commonwealth’s system of funding public schools to be racially discriminatory and therefore illegal; by agreement of the parties that suit is in civil suspense; and (d) dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds due to Pennsylvania residents insured from other, insolvent, insurance companies or companies in default, but these cases are being held pending litigation at the administrative boards.

The City of Philadelphia (“Philadelphia”) experienced severe financial difficulties during the early 1990’s which impaired its access to public credit markets. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the “Authority”) to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the Authority to issue bonds on behalf of Philadelphia, Philadelphia and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of Philadelphia. Philadelphia currently is operating under a five year plan approved by the Authority on June 18, 2002. According to the Official Statement, dated as of December 4, 2003, relating to the Philadelphia Municipal Lease Revenue Refunding Bonds 2003 Series A and Lease Revenue Refunding Bonds 2003 Series B, the audited balance of Philadelphia’s General Fund as of June 30, 2002 was approximately $139 million.

The Authority’s power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1995. Its ability to refund outstanding bonds is unrestricted. The Authority had $807.8 million in special revenue bonds outstanding as of June 30, 2003.

As of May 20, 2003, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Special Considerations Regarding Investment in North Carolina Tax-Exempt Obligations. The concentration of investments in Municipal Securities by the North Carolina Municipal Money Market Portfolio (the “Fund”) raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the debt offerings of State issuers and other sources that are generally available to investors. No independent verification has been made of the following information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.24 billion, $400 million of which was paid in fiscal year 1998-1999 and another $600 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens approved the $3.1 billion bond package – the largest in State history – on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State’s request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.5 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State’s motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.2 of taxes previously paid by Ford.

On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State’s share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State’s manufacturing sector. Also, the general economic slow down and its effects on capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Specifically, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees’ Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was positive $265.7 million, as of June 30, 2001 it was negative $32.4 million, as of June 30, 2002 it was negative $349 million, and as of June 30, 2003 it was negative $167 million..

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly established the Golden LEAF Foundation, which will receive 50% of these settlement payments. This foundation awarded $5.1 million in grants during the 2000-2001 fiscal year, $10.5 million in 2001-2002, and another $17.3 million during 2002-2003. As of June 30, 2003, the Golden LEAF Foundation had approximately $250 million in current assets. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,843,000 jobs as of November 2003. The largest segment of jobs was approximately 1,186,600 in various service categories, followed by 717,000 in trade, transportation, and utilities, and 596,300 in manufacturing. Based on November 2003 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1993 to 2003 grew from $19,770 to $27,711, an increase of 40%. During the same period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,549,800 to 4,192,900, an increase of 18%, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As determined by the North Carolina Employment Security Commission, the seasonally-adjusted unemployment rate in November 2003 was 6.2% of the labor force, as compared to the nationwide unemployment rate for the same period of 5.9%.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, (formerly Leandro, et al. v. State of North Carolina and State Board of Education) – Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the North Carolina Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision, and oral argument was heard by the State Supreme Court on September 10, 2003. The State Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. – Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake,

Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed this decision, and oral arguments were heard by the State Court of Appeals in February 2003. The State Attorney General’s Office believes that sound legal arguments support the State’s position on this matter.

3. Southeast Compact Commission – Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United State Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

4. State Employees Association of North Carolina v. State; Stone v. State – Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the State Court of Appeals for further consideration. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The State Attorney General’s office believes that sound legal arguments support the State’s defense of these cases.

5. Cabarrus County v. Tolson – Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the State Secretary of Revenue demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. The Governor, in the exercise of his constitutional responsibility to balance the State budget, withheld tax revenues designated by statute for payment to local governments. The State has filed a motion to dismiss. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

6. Goldston, et al. v. State – Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The State has filed a motion to dismiss, and the plaintiffs’ motion for preliminary injunction was denied on February 5, 2003. The State Attorney General’s office believes that sound legal arguments support the State’s defense of this action.

7. Edward N. Rodman, et al. v. State of North Carolina, et al. – Retroactive Income Tax Rates. On April 25, 2003, Edward N. Rodman and four other citizens filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The State Attorney General’s office has filed a motion to dismiss and believes sound legal arguments support dismissal of the case.

8. Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina School of Medicine, et al. – Insurance Policy Termination Premium. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (MMICNC) filed this action against the Board of Governors of the University of North Carolina (UNC), East Carolina University Brody School of Medicine (ECUBSOM), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECUBSOM purchased for their benefit from MMICNC. MMICNC claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECUBSOM. In 1990, MMICNC and ECUBSOM entered into a five year Purchase Agreement under which MMICNC agreed to provide, and ECUBSOM agreed to purchase, annual medical malpractice insurance policies for ECUBSOM’s healthcare professionals. The premiums for those insurance policies were set by a Retrospective Rating Plan under which the parties agreed ECUBSOM would pay half of the “maximum premium” for schools of medicine approved by the State Department of Insurance, subject to adjustment based on a complex formula which included a large deductible and ECUBSOM’s loss experience. The Purchase Agreement was twice renewed for five additional year in 1994 and 1999. Under the original agreement and the amendments, ECUBSOM purchased insurance from MMICNC for approximately thirteen years. In 2002, in order to raise additional capital, MMICNC demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. While ECUBSOM had some shares in MMICNC from an earlier capital call, it did not believe that it could expend State funds to purchase the additional capital shares which were valued at approximately $400,000. In the face of MMICNC’s demand, ECUBSOM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMICNC claims that ECUBSOM’s decision not to purchase insurance for all its healthcare professionals from MMICNC constitutes an election to terminate the insurance Purchase Agreement and invoke a commutation clause included in the Retrospective Rating Plan. According to MMICNC, as a result of ECUBSOM’s decision to elect to terminate and commute its obligations under the Retrospective Rating Plan it now must pay MMICNC a sum equal to the highest one month maximum premium MMICNC could ever have charged ECUBSOM during the past thirteen years times the number of months the Retrospective Rating Plan was in existence. According to MMICNC, that sum equals $26.7 million. ECUBSOM believes that MMICNC is not entitled to any further payments form ECUBSOM. MMICNC has made an arbitration demand in addition to filing suit, which ECUBSOM has resisted. Settlement discussions are in progress.

9. State v. Waterfall Investment Group, LLC – Eminent Domain. On October 24, 2000 the State filed an eminent domain proceeding against the defendants and deposited $12 million as its estimation of the value of the 2,223 acres, taken by the State. It is anticipated that defendant will attempt to present evidence of valuation in amounts as much as $34 million. Trial is set for August 2003.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. A total of $300 million of the authorized highway bonds remains unissued.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities ($5 million) bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. A total of $52 million of the authorized natural gas bonds remains unissued.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and 564.9 million of the higher education bonds. A total of approximately $316.3 million of the authorized clean water bonds remains unissued, and a total of $1,985.1 million of the authorized higher education bonds remains unissued.

In addition, the State refinanced $502.4 million of its existing debt in 2003 to improve cash flow and to take advantage of lower interest rates. By refinancing the debt, the State will reduce its future debt service payments by approximately 39 million over the next 16 years.

Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. The final estimate of property damage caused by the storm and its aftermath is $6 billion. In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the State’s general obligation bonds.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, business, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reports that damage to crops, livestock, and farm structures in the State exceeds $152 million. Damage to timber in the State is estimated at $565 million, with more than 833,000 acres sustaining some level of damage. Almost three months after the storm, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits has been approved. The federal government covers 75 percent of the costs; the State pays the other 25 percent.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds.

Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation’s largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.

According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states. While overall employment has shown growth over the last five years, 2002 has shown a 0.6% decline in employment. However, from January 1, 2003 through July 31, 2003, Virginia has seen seven consecutive months of positive employment growth. The collapse in the high-tech sector and weakness in manufacturing is expected to cause Virginia to lag the nation as a whole in job and income growth in fiscal year 2003.

Virginia’s state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15 percent of a general fund appropriation to an agency may be withheld if required. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002 and 2003, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. In fiscal year 2003, the General Fund revenues and other sources were less than expenditures and other uses by $75.8 million, resulting in a 12.0 percent decrease in the General Fund balance over fiscal year 2002. Overall revenue increased by 2.3 percent, mainly in individual income tax revenues, and non-tax revenues increased by 19.2 percent. Overall expenditures fell by a rate of 0.6 percent in fiscal year 2003, compared to 17.4 percent increase in fiscal year 2002. The fiscal year 2002 amounts are unaudited.

In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia’s full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called “double-barrel” debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.

As of June 30, 2002, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

Most recently, Moody’s has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor’s has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. On September 4, 2003, Moody’s placed the Commonwealth of Virginia’s General Obligation bond rating on Watchlist for possible downgrade, citing, among other things, a weak economy, the phase-out on automobile taxes, and significant revenue shortfalls.

The Commonwealth ended fiscal year 2002 with revenue collections of $237 million below the official forecast. Various cash balances were available to cover the revenue shortfall; however, an estimated $216 million of the 2002 revenue shortfall will carry forward into fiscal year 2003. Accordingly, the Governor initiated an official re-estimate of general fund revenues for fiscal years 2003 and 2004. As a result, the general fund revenue forecast for the 2002-04 biennium was reduced by $1,284 million. This amount, coupled with the $216 million 2002 revenue shortfall, resulted in a projected biennial budget revenue shortfall of $1.5 billion, consisting of $740 million in fiscal year 2003 and $760 million in fiscal year 2004.

To bring spending into line with available resources, the Governor took immediate actions, including limiting construction projects to be paid from the general fund, continuing hiring restrictions and limiting the use of outside consultants, assigning monthly spending limits to agencies and halting all unnecessary discretionary spending. He also directed state agencies to provide budget reduction plans that would reduce their general funds budgets for fiscal years 2003 and 2004 by up to 15 percent. The Governor indicated that such actions may result in closure of some institutions and agencies of the Commonwealth and additional layoffs.

On September 25, 2002, the Governor reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion. On October 15, 2002, the Governor directed agencies to begin implementing reductions amounting to $857.7 million over the 2002-2004 biennium.

On December 20, 2002, Governor Warner presented to the General Assembly his proposed amendments to the 2002 Appropriation Act affecting the remainder of the 2002-2004 biennium (HB 1400). The amendments reflected the Governor’s priorities of funding only necessary spending items: protecting public education from reductions; maintaining core services in the areas of law enforcement, safety net programs, and transportation. The introduced budget addressed a total revenue shortfall of $2.1 billion, which consisted of $216.2 million rolled over from fiscal year 2002, $1.2 billion revenue shortfall for fiscal year 2003 and fiscal year 2004, and mandated spending requirements of $601.4 million.

On January 9, 2003, the Governor introduced executive amendments to HB 1400, and on May 1, 2003, the bill became effective as Chapter 1042 of the 2003 Acts of Assembly (2003 Appropriation Act).

To summarize final budget actions for the 2002-2004 biennium, a revenue shortfall of $2.15 billion existed, $984.5 million in fiscal year 2003 and $1.16 billion in fiscal year 2004. The following balancing actions were taken:

•	Use of balances, including $13.4 million existing in the 2002 Appropriations Act, $116.2 million in fiscal year 2002 operating balances and $100.2 million in fiscal year 2003 and fiscal year 2004 capital balances.

•	Budget reductions of $1.2 billion ($444.7 million in fiscal year 2003 and $767.3 million in fiscal year 2004).

•	Tapping into the state’s Revenue Stabilization Fund for $374.4 million ($245.9 million in fiscal year 2003 and $128.5 million in fiscal year 2004).

•	Fee increases totaling $23.4 million ($1.6 million in fiscal year 2003 and $21.8 million in fiscal year 2004).

•	Resources adjustments totaling $328.5 million ($132.4 million in fiscal year 2003 and $196.1 million in fiscal year 2004).

Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During calendar year 2002, New Jersey’s economy continued at a sluggish pace similar to the rest of the nation. Due to the weakening labor market conditions, New Jersey’s personal income continued to grow moderately at 3.1% last year, close to the 3.0% rate set in 2001, but, substantially below the record pace of 9.9% in 2000. The unemployment rate rose to 6.0% during the second half of 2002, but was consistently below the 6.0% for the first six months in 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables.

New Jersey’s economy is expected to follow the national trend in 2004. The State and the nation may experience further near-term slow growth and the expected recovery may stall into early 2004 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State’s economic health remain stable and the long run prospects for economic growth of the State in 2004 and beyond are favorable.

New Jersey’s Budget and Appropriation System - Current Operating Expenses.

The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2000 was $187.7 million, for fiscal year 2001 was $388.7 million and for fiscal year 2002 was 292.3 million. For fiscal year 2003 and 2004, the balance in the undesignated General Fund is estimated to be $250.0 and $248.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2004 and has issued notes in the amount of $1,500,000,000 on September 25, 2003, which notes are payable on June 25, 2004 Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings.

General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2003 was $3,294,174,153. On October 7, 2003, New Jersey issued $159,385,000 of its general obligation bonds to refund certain of its outstanding general obligation bonds. The appropriation for the debt service obligation on outstanding projected indebtedness is $442.5 million for fiscal year 2004.

Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2004, the amount appropriated for this purpose is $1,136.4 million.

Other Long Term Debt Obligations of New Jersey.

Bonds Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority (“NJSEA”) has issued State-guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA’s revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey’s guarantee.

“Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey.

New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its “moral obligation.” It is anticipated that this agency’s revenues will continue to be sufficient to pay debt service on its bonds.

South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the “SJPC”) with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1999 through 2003, New Jersey has made appropriations totaling $21,432,568.89 which covered deficiencies in revenues of the SJPC for debt service.

New Jersey Higher Education Student Assistance Authority. The New Jersey Higher Education Student Assistance Authority (“NJHESAA”) (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its “moral obligation”. It currently is anticipated that the NJHESAA’s revenues will continue to be sufficient to cover debt service on its bonds.

There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities. As of June 30, 2003, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities totaled $1,022,881,057 and fiscal year 2004 debt service subject to “moral obligation” is $52,020,137.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); and (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA).

Swap Agreements. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA’s variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into for six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA’s future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72.

New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey.

Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities.

Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts.

Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

Local Financing Authorities.

Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution Control Bonds. In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2003, the aggregate amount of school district and municipal qualified bonds outstanding is $267,875,650 and $934,306,385, respectively.

Litigation of the State of New Jersey.

General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in Delaware State-Specific Obligations. The concentration of investments in Delaware State-Specific Obligations by the Delaware Tax-Free Income Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of Delaware (“Delaware” or the “State”) and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Tax-Free Income Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Tax-Free Income Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

Delaware enjoyed expansion throughout most sectors of its economy during the past decade. Much of Delaware’s success in maintaining a healthy economy over this period can be attributed to its increasingly diverse economic base. Once regarded as a manufacturing state with a high concentration of employment in chemicals and automobile manufacturing, the rise in the State’s banking and service sectors has given Delaware a much broader and varied economic base. Over the past ten years, professional and business services accounted for 17% of Delaware jobs, compared to 12% for the nation. Delaware also is pursuing high technology industry, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology.

Delaware experienced above-average population growth through the 1990s. Between 2001 and 2002, Delaware’s population increased 1.4% to 807,385 inhabitants, compared to 0.6% growth for the region and 1.1% growth for the nation. Net in-migration accounts for a significant share of the growth. Delaware’s total personal income grew 1.8% from 2001 to 2002 compared with 1.9% for the mid-Atlantic region and 2.5% for the nation. Delaware’s non-agricultural employment accounts for approximately 98% of the workforce. In 2002, a slight decrease of 0.6% in non-agricultural employment occurred. The State’s unemployment rate for 2002 was 4.2%, lower than both the regional rate of 5.2% and the national rate of 5.8%. As of October 2003, the State’s unemployment rate was 4.0%, compared to the Mid-Atlantic rate of 5.2% and the national rate of 6.0%.

The State’s general obligation debt outstanding was $854.3 million on June 30, 2003, with approximately 80% scheduled to mature within ten years and approximately 94% scheduled to mature within fifteen years. Delaware’s debt burden reflects the centralized role of the State government in undertaking capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools. There is no state constitutional debt limit applicable to Delaware. However, Delaware has instituted several measures designed to manage and reduce its indebtedness. In 1991, the State instituted new debt limits. New debt authorizations are limited to 5% of budgetary general fund revenue as projected on June 30 for the next fiscal year (the “5% rule”). Should revenue collections increase during the fiscal year, no additional authorizations are made. The debt limit also effectively eliminates the use of any “off balance sheet” financing instruments, such as certificates of participation. The June 2003 budgetary General Fund revenue estimate for fiscal 2004 was $2,514.0 million; thus a total of $125.7 million of new general obligation debt was available to be authorized under the 5% rule for fiscal 2004.

Delaware voluntarily retires its general obligation debt. Over the years, whenever revenues have permitted, the State has appropriated surplus cash for “pay-as-you-go” financing. Extraordinary revenue surpluses in the period from fiscal 1993-2001 allowed the State to appropriate cash on average at a rate of 52.6% of capital expenditures. With modest revenue growth, the fiscal 2002 and 2003 pay-as-you-go financing levels were $11.0 million and $19.2 million, respectively. For fiscal 2004, the pay-as-you-go financing level is $142.0 million. In the period 1995-2001, the State implemented a substantial debt reduction plan as surplus permitted. Tighter revenues in fiscal 2002, 2003 and 2004 precluded additional debt reduction efforts. Delaware has also undertaken a series of bond refundings to lower the overall debt service on its obligations.

Delaware budgets and controls its financial activities on the cash basis of accounting for its fiscal year (July 1 to June 30). State law requires Delaware to record its financial transactions in either of two major categories — the budgetary General Fund or the budgetary Special Funds. The General Fund provides for the cost of the State’s general operations and is credited with all tax and other revenue of Delaware not dedicated to Special Funds. All disbursements from the General Fund must be authorized by appropriations of the Delaware General Assembly. The Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements.

The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account (the “Budget Reserve Account”), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated budgetary general fund revenue used to determine the appropriation limit for that fiscal year. Transfers of $136.5 million were made to fund the Budget Reserve Account for fiscal 2004. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue.

A coalition of state Attorneys General negotiated an agreement settling various states’ lawsuits against tobacco manufacturers, seeking to recover state funds expended on health care for smokers and for consumer fraud and other claims. The master settlement agreement could result in significant payments to the State through the year 2025. The size of payments to Delaware are subject to a number of possible offsets and adjustments as outlined in the settlement agreement. The State created a special fund called the “Delaware Health Fund” into which it deposits proceeds received as a result of the settlement agreement. As of June 30, 2003, approximately $115.1 million has been received by the State from participating manufacturers.

Based upon June 2003 revenue forecasts, net budgetary general fund revenue for fiscal 2004 is projected to total $2,618.6 million, a 4.5% increase over fiscal 2003 when adjusted for tax law changes and other one-time events. The unadjusted growth rate is 7.5%.

The fiscal 2004 operation budget for the State totals $2,445.1 million, a 2.2% increase over fiscal 2003. Among the highlights of the fiscal 2004 operating budget are $22.0 million to fully fund the State’s obligation to the Medicaid program, the movement of the Division of Motor Vehicle into the Department of the Transportation and the establishment of a new Department of Safety and Homeland Security. The State’s fiscal 2004 capital budget totals $576.6 million, consisting of 307.7 million allocated for the capital program of the Department of Transportation funded through the Transportation Trust Fund, $253.9 million allocated for general obligation capital projects (including public school construction and renovation and public library construction), and $15.0 million for General Fund support to the Transportation Trust Fund.

The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and corporate fees, business and occupational gross receipt taxes, corporate income taxes, bank franchise taxes, lottery revenue ands abandoned property revenue. Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote, of all members of each house of the General Assembly, rather than by a simple majority vote.

Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge and/or other employment-related claims, use of excessive force, civil rights violations, and automobile accident claims. Although Delaware believes it has valid defenses to these actions, Delaware has a potential aggregate exposure which could exceed $5.1 million.

Delaware is exposed to risks and losses related to employee health and accident, worker’s compensation, environmental and a portion of property and casualty claims. Delaware does not purchase commercial insurance to cover these risks because of prohibitive costs. The State covers all claim settlements or judgments from its budgetary General Fund. It continues to carry commercial insurance for all other risks.

Special Considerations Regarding Investments in Kentucky State-Specific Obligations. Kentucky (“Kentucky or the “Commonwealth”) is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories, and the District of Columbia reached a Master Settlement Agreement with the major tobacco companies that will require payments from them worth approximately $250 billion over the next 26 years. The General Fund collected approximately $130.8 million in payments under the Master Settlement Agreement during Fiscal Year 2003 (FY 03). Potential federal regulation of the tobacco industry, the Master Settlement Agreements with the states, and future litigation may adversely impact the tobacco industry, but the degree of the impact cannot be predicted with any certainty.

Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.

The Commonwealth’s economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now include manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances and non-durable goods such as apparel. No single segment of the Commonwealth’s economy consists of as much as one-fourth of the overall state domestic product. Kentucky’s non-manufacturing industries have grown considerably in recent years, with strong gains in air transportation, health and business services and retail trade. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. The Commonwealth’s parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding tourism in the Commonwealth.

During the past decade, manufacturing employment has declined in the entire U.S. but has grown in Kentucky. At the close of FY 03, 16.0% of the state’s total non-agricultural employment was in the manufacturing sector compared to 12.6% nationally. However, with the manufacturing sector in a recession nationwide during FY 03, Kentucky experienced growth in total non-agricultural employment of 3.0%. Kentucky experienced growth in total non-agricultural employment of 0.4% during FY 03, compared to a national decline of 0.4%. Personal income, the broadest measure of economic performance, grew 2.8% in Kentucky during FY 03 compared to 3.4% nationally.

The Commonwealth relies heavily upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are generally limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual and corporate income taxes together account for approximately three-fourths of the General Fund revenue.

The Kentucky General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year. The Governor is required by law to submit a biennial state budget (the “State Budget”) to the General Assembly during the legislative session held in each even-numbered year. State budgets have generally been adopted by the General Assembly during those legislative sessions to be effective for a two-year period, commencing on the following July 1.

The Commonwealth began FY 03 without a legislatively enacted budget for the Executive branch of government and operated under an Executive Spending Plan implemented by an Executive Order of the Governor. In the Kentucky General Assembly’s 2003 Regular Session, the legislature enacted a budget for the Executive branch of government for the 2003-2004 biennium. The Kentucky General Assembly also passed separate legislation that effectively ratified all amounts previously spent under the Executive Spending Plan.

In October 2002, S&P lowered the Commonwealth’s issuer credit rating from AA to AA- and the rating on the Commonwealth’s General Fund appropriation-backed debt from AA- to A+. S&P also lowered the Kentucky Infrastructure Authority’s moral obligation pledge from A to A-.

A continuing economic decline, depending on its severity, could impact the ability of Kentucky issuers to pay debt service. Economic problems include a continuing high unemployment rate in the rural areas of the Commonwealth.

The Kentucky Tax-Free Income Portfolio will invest primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth, its counties and various other local authorities to finance long-term public purpose projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

There are several general types of Kentucky State-Specific Obligations. General obligation securities are secured by the issuer’s pledge of its full faith, credit and/or taxing power for the payment of principal and interest. General obligations securities of the Commonwealth must be authorized by a two-thirds vote of the electorate of the issuer, and there are non outstanding at present.

Because of the limitations on incurring general obligation debt, the Commonwealth generally does not enter into a financial obligation of more than two year’s duration. Prior to 1996, no municipal issuer within the Commonwealth could enter into a financial obligation of more than one year’s duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other eliminations and conditions. Local governments (exclusive of school districts) are now active issuers of general obligation indebtedness.

Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective entities to pay debt service.

Industrial building revenue obligations are issued by local governments, but are secured by revenue derived from some form of contractual arrangement with a non-government user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a larger city or county government, that holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

Similar arrangements are used to finance many city and county construction projects, but in these cases, the obligations are nominally issued in the name of a public corporation, that holds title to the project and leases the project back to the city or county on a year-to-year basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations is the only source of any security for the payment of the obligations.

Overview of the Commonwealth’s Debt Authorities. The Commonwealth’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

Appropriation supported debt carries the name of the Commonwealth and it either (i) a general obligation of the Commonwealth or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects which is subject to state appropriation for all or a portion of the debt service on the bonds.

General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and the Commonwealth has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of the Commonwealth. The revenures produced by the projects frunded by the debt are pledged as security for repayment of the debt. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.

Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities or agencies within the Commonwealth. The bonds are special obligations of the issuer, secured and payable, solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

Default Record. Neither the Commonwealth nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Debt Issuing Entities of the Commonwealth. The following entities are active issuers of debt in the Commonwealth: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, and the State Universities (consisting of nine universities). The ratings on each issuer vary.

The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion), and the Kentucky Higher Education Student Loan Corporation ($950 million). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the General Assembly: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky and the nine state universities. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by collected court fees. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority which issues industrial development bonds on behalf of industries, hospitals and commercial enterprises.

ADDITIONAL INVESTMENT LIMITATIONS

Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”). The Index Master Portfolio’s fundamental investment limitations are described separately.

Money Market Portfolios:

1. Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

2. No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

3. Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

4. Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions. AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax.

Non-Money Market Portfolios:

Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax Free Income and Kentucky Tax-Free Income Portfolios) may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio’s total assets.

Each of the Non-Money Market Portfolios may not:

2. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Opportunities Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond Total Return, Core PLUS Total Return, High Yield Bond, Balanced, GNMA, Enhanced Income and Ultrashort Municipal Portfolios) may not:

3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio’s total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio’s investment practices are not deemed to be pledged for purposes of this limitation.

None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, Core PLUS Total Return, International Bond, High Yield Bond, Balanced, GNMA, Enhanced Income and Ultrashort Municipal Portfolios may:

4. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

No Portfolio may:

1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond and Core PLUS Total Return Portfolios, currencies.

5. Purchase securities of companies for the purpose of exercising control.

6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

In addition, in compliance with Rule 35d-1 under the 1940 Act, each Municipal Money Market and Tax-Free Portfolio’s, and the Ultrashort Municipal Portfolio’s, requirement that it invest at least 80% of its assets in certain Municipal Obligations, as described in each Portfolio’s Prospectuses, is a fundamental policy that may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those

Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Index Master Portfolio:

The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio’s total assets, at market, would be invested in the securities of such issuer;

4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust’s investment adviser owning more than  1/2 of 1% of such securities together own more than 5% of such securities;

5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio’s gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

7. Invest more than 10% of the value of its total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

8. Engage in the business of underwriting securities issued by others;

9. Invest for the purpose of exercising control over management of any company;

10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years’ continuous operation;

12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

15. Purchase securities on margin or sell short;

16. Acquire more than 10% of the voting securities of any issuer; or

17. Issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except as permitted under the 1940 Act.

The investment limitations described in (1) and (15) above do not prohibit the Index Master Portfolio from making margin deposits to the extent permitted under applicable regulations. Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1933 Act, the Index Master Portfolio may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio’s investment adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, “total assets” refers to the assets that the Index Master Portfolio owns, and does not include assets which the Index Master Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Index Master Portfolio will exclude from its total assets those assets which represent collateral received by the Index Master Portfolio for its securities lending transactions.

Unless otherwise indicated, all limitations applicable to the Index Master Portfolio’s investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Index Master Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Index Master Portfolio’s total assets will not require the Index Master Portfolio to dispose of an investment until DFA determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, DFA will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed “affiliated persons” under the 1940 Act, and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable.

TRUSTEES AND OFFICERS

THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Interested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Laurence D. Fink[4] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 50	Trustee and President	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee and Co-chair of the Investment Strategy Group of BlackRock, Inc.; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; formerly Chairman of the Board and Director of each of the closed-end Trusts for which BlackRock Advisors, Inc. acts as investment advisor;	45	Director, BlackRock, Inc.

[2]	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.
[3]	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
[4]	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
			Chairman of the Board and Director of Anthracite Capital, Inc.; Director of BlackRock’s offshore funds and alternative investment vehicles and Chairman of the Board of Nomura BlackRock Asset Management Co., Ltd; Director of the New York Stock Exchange; Vice Chairman of the Board of Trustees of Mount Sinai – New York University Medical Center and Health System; Co-Chairman of the Board of Trustees of NYU Hospitals Center; and a member of the Board of Trustees of NYU, NYU School of Medicine and Phoenix House.
Disinterested Trustees:
Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 60	Trustee	Since 2001	Partner, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001), Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999), Under Secretary of Commerce for International Trade (1996-1997), Special Representative of the President and Secretary of	45	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
			State on Holocaust Issues (1995-2001), and U.S. Ambassador to the European Union, Department of State (1993-1996), Government of the United States of America; Partner, Vice-Chairman and Chairman of the Washington Office, Powell, Goldstein, Frazer & Murphy (1981-1993); Director, Overseas Private Investment Corporation (1996-2001).

Robert M. Hernandez c/o BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 Age: 59	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director of USX Corporation (a diversified company principally engaged in energy and steel businesses), 1991-2001; Vice Chairman and Chief Financial Officer 1994-2001, Executive Vice President - Accounting and Finance and Chief Financial Officer from 1991 to 1994.	45	Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Dr. Judith Rodin President University of Pennsylvania Office of the President 100 College Hall Philadelphia, PA 19104-6380 Age: 59	Trustee	Since 2001	President, Professor of Psychology (School of Arts and Sciences), and Professor of Medicine and Psychiatry (School of Medicine), University of Pennsylvania (1994-present); Brookings Institution Board of Trustees; Catalyst Board of Directors; Philadelphia Chamber of Commerce, Executive Committee; President Clinton’s Committee of Advisors on Science and Technology (PCAST); National Infrastructure Assurance Council.	45	Director, Aetna Inc.; Director, AMR Corporation; Director, Comcast Corporation; Director, Electronic Data Systems Corporation.

David R. Wilmerding, Jr. Rosemont Business Campus	Trustee and Chairman of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisers) since 1989; Chairman, Coho Partners Ltd., since 2003.	46 (Includes 45 portfolios of the	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut

Name, Address and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee
Building Three, Suite 111 919 Conestoga Road Rosemont, PA 19010 Age: 68				Fund and 1 portfolio of Chestnut Street Exchange Fund, which is managed by BFM and BIMC.	Street Exchange Fund; Director, Peoples First, The Peoples Bank of Oxford;

Executive Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Paul Audet BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Treasurer	Since 2002	Managing Director and Chief Financial Officer of BlackRock, Inc. since 1998; Treasurer of BlackRock Provident Institutional Funds since 2001; Senior Vice President of PNC Bank Corp. from 1991 to 1998.

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2000	Managing Director, BlackRock Advisors, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 39	Assistant Treasurer	Since 1998	Senior Director and Vice President of Fund Accounting and Administration, PFPC Inc., since 2003; Vice President and Director of Mutual Fund Accounting and Administration, PFPC Inc. since November 1997; Assistant Vice President, PFPC Inc. from March 1997 to November 1997; Senior Accounting Officer, PFPC Inc. from March 1993 to March 1997.

[5]	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

Name, Address and Age	Position(s) Held with Fund	Term of Office[6] and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 44	Secretary	Since 1997	Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley, Ronon, Stevens & Young, LLP from March 1990 to May 1995.

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Governance Committee.

The members of the Audit Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Fund and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Nominating Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Mr. Eizenstat serves as Chairman. The Nominating Committee is responsible for selecting and nominating “disinterested” trustees of the Fund. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating Committee did not meet in the last fiscal year.

The members of the Governance Committee are Ms. Rodin and Messrs. Eizenstat, Hernandez and Wilmerding. Ms. Rodin serves as Chairwoman. The Governance Committee is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s disinterested trustees. The Governance Committee met once in the last fiscal year.

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2003. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees
Laurence D. Fink

Disinterested Trustees
Stuart E. Eizenstat
Robert M. Hernandez	PA Muni Money Market – over $100,000	over $100,000

Money Market — $10,001-50,000

Dr. Judith Rodin	None	None

David R. Wilmerding, Jr.	None	None

Compensation

The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. (“BlackRock”) or BlackRock Distributors, Inc. (“BDI” or the “Distributor”) $20,000 annually, $2,500 for each meeting that they attend, whether by phone or in person, and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. The Fund pays trustees who are not affiliated with BlackRock or BDI $1,500 for each committee meeting that they attend, whether by phone or in person, and pays the Audit Committee Chairman an additional $10,000 and each other committee chairperson an additional $5,000 per year, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation (“BIMC”), BlackRock Financial Management, Inc. (“BFM”), BlackRock International, Ltd. (“BIL”), PFPC Inc. (“PFPC”) (with BlackRock, the “Administrators”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2003:

	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex Paid to Trustees
David R. Wilmerding, Jr., Chairman of the Board	$87,400	N/A	N/A	(2)[1]$97,400

William O. Albertini, Trustee	$19,350	N/A	N/A	(1)[1]$19,350

Raymond J. Clark	$58,050	N/A	N/A	(1)[1]$19,350

Robert M. Hernandez, Vice Chairman of the Board	$82,400	N/A	N/A	(1)[1]$82,400

Stuart E. Eizenstat, Trustee	$77,400	N/A	N/A	(1)[1]$77,400

Dr. Judith Rodin, Trustee	$77,400	N/A	N/A	(1)[1]$77,400

1.	Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

Trustees

The Board of Trustees of the Trust is responsible for establishing the Trust’s policies and for overseeing the management of the Trust.

The Board of Trustees of the Trust has two standing committees, the Audit Committee and the Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Trust’s Audit Committee is a disinterested Trustee. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices, the Trust’s internal controls and other oversight functions as requested by the Board of Trustees. The Audit Committee also acts as a liaison between the Trust’s independent certified public accountants and the full Board. There were four Audit Committee meetings held during the fiscal year ended November 30, 2003.

The Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Robert C. Merton and Myron S. Scholes. Each member of the Trust’s Performance Committee is a disinterested Trustee. The Performance Committee regularly reviews and monitors the investment performance of the Trust’s series, including the Index Master Portfolio, and reviews the performance of the Trust’s service providers. There were two Performance Committee meetings held during the fiscal year ended November 30, 2003.

Certain biographical information for each disinterested Trustee and each interested Trustee of the Trust is set forth in the tables below, including a description of each Trustee’s experience as a Trustee of the Trust and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Trustees

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held
George M. Constantinides 1101 E. 58th Street Chicago, IL 60637 Date of Birth: 9/22/47	Trustee	Since inception	Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago.	93 portfolios in 4 investment companies

John P. Gould 1101 E. 58th Street Chicago, IL 60637 Date of Birth: 1/19/39	Trustee	Since inception	Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, President, Cardean University (division of UNext.com). Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Formerly, Trustee, First Prairie Funds (registered investment company).	93 portfolios in 4 investment companies	Trustee, Harbor Fund (registered investment company) (13 portfolios).

Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Date of Birth: 5/27/43	Trustee	Since inception	Professor in Practice of Finance, Yale School of Management. Director, BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Partner, Zebra Capital Management, LLC (hedge fund manager). Formerly, Director, Hospital Fund, Inc. (investment management services).	93 portfolios in 4 investment companies

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held
Robert C. Merton Harvard Business School 397 Morgan Hall Soldiers Field Boston, MA 02163 Date of Birth: 7/31/44	Trustee	Since 2003	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998). Co-founder, Chief Science Officer, Integrated Finance Limited (since 2002). Formerly, Partner, Long-Term Capital Management.	93 portfolios in 4 investment companies	Director, Vical Incorporated (biopharmaceutical product development).

Myron S. Scholes Oak Hill Capital Management, Inc. 2775 Sand Hill Rd. Suite 220 Menlo Park, CA 94025 Date of Birth: 7/01/41	Trustee	Since inception	Frank E. Buck Professor Emeritus of Finance, Stanford University. Partner, Oak Hill Capital Management. Chairman, Oak Hill Platinum Partners. Director, Financial Engines. Director, Chicago Mercantile Exchange. Consultant, Arbor Investors. Formerly, Director, Smith Breeden Family of Funds and Partner, Long-Term Capital Management.	93 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (38 portfolios).

Abbie J. Smith 1101 E. 58th Street Chicago, IL 60637 Date of Birth: 4/30/53	Trustee	Since 2000	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago. Formerly, Marvin Bower Fellow, Harvard Business School.	93 portfolios in 4 investment companies	Director, HON Industries Inc. (office furniture).

Interested Trustees

The following Interested Trustees are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with DFA.

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held
David G. Booth 1299 Ocean Avenue Santa Monica, CA 90401 Date of Birth: 12/02/46	Trustee, President, Chairman, Chief Executive Officer and Chief Investment Officer	Since inception	President, Chairman, Chief Executive Officer and Chief Investment Officer and Director/Trustee of the following companies: the Trust, DFA, DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Director and Chief Investment Officer, Dimensional Fund Advisors Ltd. Director, Dimensional Funds PLC. Limited Partner, Oak Hill Partners. Director, University of Chicago Business School. Formerly, Director, SA Funds (registered investment company), Director, Assante Corporation (investment management) and President, Dimensional Fund Advisors Ltd.	93 portfolios in 4 investment companies

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held
Rex A. Sinquefield* 1299 Ocean Avenue Santa Monica, CA 90401 Date of Birth: 9/07/44	Trustee and Chairman	Since inception	Chairman and Director, DFA, DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee and Chairman of the Trust. President and Director, Dimensional Fund Advisors Ltd. Director, DFA Australia Ltd. Director, Dimensional Funds PLC. Trustee, St. Louis University. Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Formerly, Chairman–Chief Investment Officer of the Trust, DFA, DFA Securities Inc., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and DFA Australia Ltd. and Chairman of Dimensional Fund Advisors Ltd.	93 portfolios in 4 investment companies

[1]	Each Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]	Each Trustee is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which are: the Trust, Dimensional Emerging Markets Value Fund Inc., DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (together, the “DFA Funds”).
*	Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in the series of the Trust and in all registered investment companies in the DFA Fund Complex as of December 31, 2003 is set forth in the chart below:

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
George M. Constantinides	$	$
John P. Gould	$	$
Roger G. Ibbotson	$	$
Robert C. Merton	$	$
Myron S. Scholes	$	$
Abbie J. Smith	$	$
Interested Trustees:
David G. Booth	$	$
Rex A. Sinquefield	$	$

Set forth below is a table listing, for each Trustee entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 2003 and the total compensation received from the four DFA Funds for which DFA served as investment adviser during that same fiscal year:

Trustee	Aggregate Compensation from the Trust*	Pension or Retirement Benefits as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust and DFA Fund Complex†
George M. Constantinides	$	N/A	N/A	$
John P. Gould	$	N/A	N/A	$
Roger G. Ibbotson	$	N/A	N/A	$
Robert C. Merton	$	N/A	N/A	$
Myron S. Scholes	$	N/A	N/A	$
Abbie J. Smith	$	N/A	N/A	$

*	Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Trustees of the Trust may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the DFA Funds. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds”). The amounts ultimately received by the disinterested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Trustee or to pay any particular level of compensation to the disinterested Trustee. The total amount of deferred compensation accrued by the disinterested Trustees from the DFA Fund Complex who participated in the Plan during the fiscal year ended November 30, 2003 is as follows: $ (Mr. Constantinides), $ (Mr. Gould), $ (Mr. Ibbotson) and $ (Ms. Smith). A disinterested Trustee’s deferred compensation will be distributed at the earlier of: (a) January in the year after the disinterested Trustee’s resignation from the Boards of Directors/Trustees, or death or disability; or (b) five years following the first deferral, in such amounts as the disinterested Trustee has specified. The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.
†	The term DFA Fund Complex refers to all registered investment companies for which DFA performs advisory or administrative services and for which the individuals listed above serve as directors or trustees on the boards of such companies.

Officers

Below is the name, address, age, information regarding positions with the Trust and the principal occupation for each officer of the Trust. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: DFA, DFA Securities Inc., DFA Australia Limited, Dimensional Fund Advisors Ltd., DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the Trust and Dimensional Emerging Markets Value Fund Inc. (collectively, the “DFA Entities”).

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Arthur H.F. Barlow Santa Monica, CA Date of Birth: 11/07/55	Vice President	Since 1993	Vice President of all the DFA Entities.

Valerie A. Brown Santa Monica, CA Date of Birth: 1/24/67	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities. Prior to April 2001, legal counsel for DFA (since March 2000). Associate, Jones, Day, Reavis & Pogue from October 1991 to February 2000.

Truman A. Clark Santa Monica, CA Date of Birth: 4/08/41	Vice President	Since 1996	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd.

James L. Davis Santa Monica, CA Date of Birth: 11/29/56	Vice President	Since 1999	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. Formerly at Kansas State University, Arthur Andersen & Co. and Phillips Petroleum Co.

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert T. Deere Santa Monica, CA Date of Birth: 10/08/57	Vice President	Since 1994	Vice President of all the DFA Entities.

Robert W. Dintzner Santa Monica, CA Date of Birth: 3/18/70	Vice President	Since 2001	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. Prior to April 2001, marketing supervisor and marketing coordinator for DFA.

Richard A. Eustice Santa Monica, CA Date of Birth: 8/05/65	Vice President and Assistant Secretary	Since 1998	Vice President and Assistant Secretary of all the DFA Entities, except Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Santa Monica, CA Date of Birth: 1/21/61	Vice President	Since 1993	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd.

Robert M. Fezekas Santa Monica, CA Date of Birth: 10/28/70	Vice President	Since 2001	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. and DFA Australia Limited. Prior to December 2001, Portfolio Manager.

Glenn S. Freed Santa Monica, CA Date of Birth: 11/24/61	Vice President	Since 2001	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. and DFA Australia Limited. Formerly, Professor and Associate Dean of the Leventhal School of Accounting (September 1998 to August 2001) and Academic Director Master of Business Taxation Program (June 1996 to August 2001) at the University of Southern California Marshall School of Business.

Henry F. Gray Santa Monica, CA Date of Birth: 9/22/67	Vice President	Since 2000	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. Prior to July 2000, portfolio manager.

Kamyab Hashemi-Nejad Santa Monica, CA Date of Birth: 1/22/61	Vice President, Controller and Assistant Treasurer	Since 1997	Vice President, Controller and Assistant Treasurer, of all the DFA Entities.

Patrick Keating Date of Birth: 12/21/54	Vice President	Since 2003	Vice President of all the DFA Entities. Formerly, Director, President and Chief Executive Officer, Assante Asset Management Inc. (October 2000 to December 2002); Director, Assante Capital Management (October 2000 to December 2002); President and Chief Executive Officer, Assante Capital Management (October 2000 to April 2001); Executive Vice President, Assante Corporation (May 2001 to December 2002); Director, Assante Asset Management Ltd. (September 1997 to December 2002); President and Chief Executive Officer, Assante Asset Management Ltd. (September 1998 to May 2001); Executive Vice President, Loring Ward (financial services company) (January 1996 to September 1998).

Stephen P. Manus Santa Monica, CA Date of Birth: 12/26/50	Vice President	Since 1997	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd.

Name, Address and Age	Position Held with the Trust	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David M. New Date of Birth: 02/09/60	Vice President	Since 2003	Vice President of all the DFA Entities and Client Service Manager prior to becoming a Vice President; Director of Research, Wurts and Associates (investment consulting firm) from December 2000 to June 2002; and President, Kobe Investment Research from August 1999 to November 2000.

Catherine L. Newell Santa Monica, CA Date of Birth: 5/07/64	Vice President and Secretary	Since 2000	Vice President and Secretary of all the DFA Entities, except DFA Australia Limited for which she is Vice President and Assistant Secretary. Director, Dimensional Funds PLC. Vice President and Assistant Secretary of all the DFA Entities (1997-2000).

David A. Plecha Santa Monica, CA Date of Birth: 10/26/61	Vice President	Since 1993	Vice President of all the DFA Entities.

Eduardo A. Repetto Santa Monica, CA Date of Birth: 1/28/67	Vice President	Since 2002	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. and DFA Australia Limited. Research Associate for DFA (June 2000 to April 2002). Research scientist (August 1998 to June 2000) and Faculty–Postdoctural Fellow (August 1997 to August 1998), California Institute of Technology.

Michael T. Scardina Santa Monica, CA Date of Birth: 10/12/55	Vice President, Chief Financial Officer and Treasurer	Since 1993	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Dimensional Funds, PLC.

David E. Schneider Santa Monica, CA Date of Birth: 1/26/46	Vice President	Since 2001	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001 and currently, Regional Director of DFA.

John C. Siciliano Santa Monica, CA Date of Birth: 8/24/54	Vice President	Since 2001	Vice President of all the DFA Entities. Director, Dimensional Funds PLC. Managing Principal, Payden & Rygel Investment Counsel from April 1998 through December 2000, and Co-Head, North American Corporate Finance for Dresdner Kleinwort Benson N.A., from October 1995 to April 1998.

Jeanne C. Sinquefield, Ph.D.* Santa Monica, CA Date of Birth: 12/02/46	Executive Vice President	Since 1988	Executive Vice President of all the DFA Entities.

Carl G. Snyder Santa Monica, CA Date of Birth: 6/08/63	Vice President	Since 2000	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. Prior to July 2000, portfolio manager.

Karen Umland Date of Birth: 3/10/66	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Weston J. Wellington Santa Monica, CA Date of Birth: 3/01/51	Vice President	Since 1997	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd.

Daniel M. Wheeler Santa Monica, CA Date of Birth: 3/03/45	Vice President	Since 2001	Vice President of all the DFA Entities, except Dimensional Fund Advisors Ltd. and DFA Australia Limited. Prior to 2001 and currently, Director of Financial Advisors Services of DFA.

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
*	Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

As of December 31, 2003, the Trustees and officers as a group own less than     % of the Trust’s outstanding stock.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,

DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock, BIMC, BFM, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. (“DFA”), and the fees received by BlackRock and DFA for such services, are described in the Prospectuses.

For their advisory and subadvisory services, BlackRock, BIMC, BFM, BIL and DFA, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE LARGE CAP VALUE EQUITY, LARGE CAP GROWTH

EQUITY, SMALL CAP VALUE EQUITY, SMALL CAP GROWTH EQUITY AND SELECT EQUITY PORTFOLIOS

(BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.550%
$1 billion — $2 billion	.500
$2 billion — $3 billion	.475
Greater than $3 billion	.450

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND

MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	.800%
$1 billion — $2 billion	.700
$2 billion — $3 billion	.675
greater than $3 billion	.625

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

INTERNATIONAL EQUITY PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIL
first $1 billion	.750%	.600%
$1 billion — $2 billion	.700	.550
$2 billion — $3 billion	.675	.525
greater than $3 billion	.650	.500

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE BALANCED PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets Advisory Fee Fee to BFJ	Investment Sub-Advisory Fee
first $1 billion	.550%	.400%
$1 billion — $2 billion	.500	.350
$2 billion — $3 billion	.475	.325
greater than $3 billion	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

INTERNATIONAL OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIL
first $1 billion	1.00%	0.85%
$1 billion — $2 billion	.95	0.80
$2 billion — $3 billion	.90	0.75
greater than $3 billion	.85	0.70

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE U.S. OPPORTUNITIES PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	1.10%
$1 billion — $2 billion	1.05
$2 billion — $3 billion	1.025
greater than $3 billion	1.00

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES, ASIA PACIFIC EQUITY AND THE EUROPEAN EQUITY

PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee
first $1 billion	0.90%
$1 billion—$2 billion	0.85
$2 billion—$3 billion	0.80
greater than $3 billion	0.75

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE BOND PORTFOLIOS (BEFORE WAIVERS)

	Each Portfolio Except the International Bond, GNMA, DE Tax-Free Income and KY Tax-Free Income Portfolios		International Bond, GNMA, DE Tax-Free Income and KY Tax-Free Income Portfolios
Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fees to BFM	Investment Advisory Fee	Sub-Advisory Fees to BFM
first $1 billion	.500%	.350%	.550%	.400%
$1 billion—$2 billion	.450	.300	.500	.350
$2 billion—$3 billion	.425	.275	.475	.325
greater than $3 billion	.400	.250	.450	.300

MAXIMUM ANNUAL CONTRACTUAL FEE RATE

FOR THE MONEY MARKET PORTFOLIOS (BEFORE WAIVERS)

Average Daily Net Assets	Investment Advisory Fee	Sub-Advisory Fee to BIMC
first $1 billion	.450%	.400%
$1 billion — $2 billion	.400	.350
$2 billion — $3 billion	.375	.325
greater than $3 billion	.350	.300

For its advisory services, BlackRock is entitled to total fees, computed daily and payable monthly, at 1.00% of the average daily net assets of the Small Cap Core Equity Portfolio.

BlackRock, a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., renders advisory services to each of the Portfolios, except the Index Equity, Asia Pacific Equity and European Equity Portfolios, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio that existed prior to that time (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond Total Return, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BIMC served as adviser.

From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. (“Midlantic Bank”) served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited (“Morgan Grenfell”) served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BFM served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Core Bond Total Return Portfolio. From July 17, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

BIL renders advisory services to the Asia Pacific Equity and European Equity Portfolios.

BFM renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, Government Income, International Bond, High Yield Bond, GNMA, Enhanced Income and Ultrashort Municipal Portfolios pursuant to Sub-Advisory Agreements. Until January 26, 2001, BFM rendered sub-advisory services to the Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity, Select Equity, Large Cap Growth Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, U.S. Opportunities, and International Opportunities Portfolios. From May 15, 2000 to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Opportunities Portfolio. BIL renders sub-advisory services to the International Equity Portfolio pursuant to a Sub-Advisory Agreement. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with BlackRock, the Investment Advisory Agreement with BIL, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the “Advisory Contracts.”

The Advisory Contracts were most recently approved by the Fund’s Board of Trustees at an in-person meeting of the Board held on February 11, 2003, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the Advisory Contracts, the Trustees met with the relevant investment advisory personnel from BlackRock, BIMC, BFM and BIL and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The Trustees also took into account the time and attention to be devoted by senior management to the Portfolios. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources to be available at BlackRock, BIMC, BFM and BIL were appropriate to fulfill effectively the duties of BlackRock, BIMC, BFM and BIL on behalf of the Portfolios under the Advisory Contracts. The Trustees also considered the business reputation of BlackRock, BIMC, BFM and BIL            , their financial resources and professional liability insurance coverage and concluded that BlackRock, BIMC, BFM and BIL would be able to meet any reasonably foreseeable obligations under the Advisory Contracts.

The Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock, BIMC, BFM and BIL in managing the Portfolios. In this connection, the Trustees considered the advisers’ in-house research capabilities as well as other resources available to their personnel. The Trustees concluded that the advisers’ investment process, research capabilities and philosophy were well suited to the Portfolios, given the Portfolios’ investment objectives and policies. The Trustees considered the scope of the services provided by BlackRock, BIMC, BFM and BIL to the Portfolios under the Advisory Contracts relative to services provided by third parties to other funds. The Trustees noted that the advisers’ standard of care was comparable to that found in most investment company advisory agreements. The Trustees concluded that the scope of the advisers’ services to be provided to the Portfolios was consistent with the Portfolios’ operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services to be provided by BlackRock, BIMC, BFM and BIL to the Portfolios. The Trustees also evaluated the procedures of BlackRock, BIMC, BFM and BIL designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their code of ethics (regulating the personal trading of its officers and employees) (see “—Code of Ethics” below), the procedures by which BlackRock, BIMC, BFM and BIL allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock, BIMC, BFM and BIL in these matters. The Trustees also received information concerning standards of BlackRock, BIMC, BFM and BIL with respect to the execution of portfolio transactions. See “Portfolio Transactions” below.

In approving the Advisory Contracts, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Portfolios as a percentage of assets at different asset levels and possible economies of scale to BlackRock, BIMC, BFM and BIL . In evaluating the Portfolios’ advisory fees, the Trustees also took into account the complexity of investment management for the Portfolios relative to other types of funds. The Trustees concluded that the fees to be paid pursuant to the Advisory Contracts were fair and reasonable in light of the services provided, the types of Portfolios and fees paid by similar funds.

Provident Capital Management, Inc. (a predecessor entity of BFM) (“PCM”) served as sub-adviser to the International Equity Portfolio from commencement of operations (April 27, 1992) to April 19, 1996.

PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) (“PEAC”) served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIMC, BFM, BIL and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIMC, BFM or BIL, as the case may be. BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days’ written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days’ written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days’ written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2002 through September 30, 2003, the Fund paid BlackRock or BIL, as applicable, advisory fees (after waivers), and BlackRock or BIL, as applicable, waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$6,911,967	$6,912,046	$0
U.S. Treasury Money Market	1,282,148	2,318,008	0
Municipal Money Market	1,137,931	2,014,341	0
New Jersey Municipal Money Market	201,914	584,075	0
North Carolina Municipal Money Market	21,885	707,104	0
Ohio Municipal Money Market	179,515	521,228	0
Pennsylvania Municipal Money Market	865,446	1,583,467	0
Virginia Municipal Money Market	1,659	325,965	0
Low Duration Bond	3,025,091	3,190,661	0
Intermediate Government Bond	865,501	851,507	0
Intermediate Bond	2,268,823	1,809,243	0
Core Bond Total Return	5,253,514	4,809,012	0
Core PLUS Total Return	236,405	448,362	0
Government Income	551,823	645,703	0
Managed Income	3,397,073	1,661,407	0
GNMA	769,788	1,007,985	0
International Bond	903,367	0	0
High Yield Bond	1,621,779	620,504	0
Tax-Free Income	1,003,134	858,459	0
Pennsylvania Tax-Free Income	2,659,113	1,805,515	0
New Jersey Tax-Free Income	438,114	366,040	0
Ohio Tax-Free Income	350,868	303,294	0
Delaware Tax-Free Income	291,123	152,995	0
Kentucky Tax-Free Income	481,147	241,241	0
Large Cap Value Equity	1,818,065	488,538	0
Large Cap Growth Equity	801,286	189,689	0
Mid-Cap Value Equity	432,067	23,503	0
Mid-Cap Growth Equity	1,122,299	35,068	0
Small Cap Value Equity	728,977	42,733	0
Small Cap Core Equity	0	9,700	4,163
Small Cap Growth Equity	1,566,909	94,355	0
U.S. Opportunities	1,013,727	62,879	0
Global Science & Technology Opportunities	182,268	80,037	0
European Equity	0	57,466	35,253
International Equity	1,226,506	121,554	0
International Opportunities	1,171,610	121,595	0
Asia Pacific Equity	0	16,949	52,277
Select Equity	565,388	202,909	0
Balanced	722,052	164,894	0

For the period from October 1, 2001 through September 30, 2002 (from December 7, 2001 through September 30, 2002 in the case of Core PLUS Total Return Portfolio, and January 2, through September 30, 2002 in the case of Small Cap Core Equity Portfolio), the Fund paid BlackRock or BIL, as applicable, advisory fees (after waivers), and BlackRock or BIL, as applicable, waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$8,274,785	$7,729,225	$0
U.S. Treasury Money Market	1,723,625	2,777,685	0
Municipal Money Market	1,238,713	2,099,051	0
New Jersey Municipal Money Market	220,592	562,667	0
North Carolina Municipal Money Market	36,606	578,231	0
Ohio Municipal Money Market	180,071	470,470	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Pennsylvania Municipal Money Market	1,117,182	1,857,728	0
Virginia Municipal Money Market	0	265,282	0
Low Duration Bond	1,392,862	1,470,012	0
Intermediate Government Bond	962,763	779,737	0
Intermediate Bond	2,735,742	1,935,147	0
Core Bond Total Return	5,034,144	4,180,505	0
Core PLUS Total Return	79,409	213,576	0
Government Income	128,799	188,393	0
Managed Income	4,498,725	1,435,130	0
GNMA	507,127	574,069	0
International Bond	772,312	0	0
High Yield Bond	942,546	376,620	0
Tax-Free Income	1,054,968	783,020	0
Pennsylvania Tax-Free Income	2,963,667	1,816,462	0
New Jersey Tax-Free Income	445,615	337,400	0
Ohio Tax-Free Income	319,067	238,432	0
Delaware Tax-Free Income	300,674	153,209	0
Kentucky Tax-Free Income	546,410	251,834	0
Large Cap Value Equity	6,129,797	575,502	0
Large Cap Growth Equity	2,952,107	262,175	0
Mid-Cap Value Equity	1,550,453	0	0
Mid-Cap Growth Equity	2,907,698	0	0
Small Cap Value Equity	1,879,168	43,425	0
Small Cap Core Equity	0	7,207	51,940
Small Cap Growth Equity	3,974,192	148,693	0
U.S. Opportunities	1,957,395	87,139	0
Global Science & Technology Opportunities	383,877	56,646	0
European Equity	53,951	39,202	0
International Equity	3,012,690	252,743	0
International Opportunities	1,257,367	133,079	0
Asia Pacific Equity	0	18,549	59,100
Select Equity	3,236,334	370,981	0
Balanced	1,848,939	92,462	0

For the period from October 1, 2000 through September 30, 2001, the Fund paid BlackRock or BIL, as applicable, advisory fees (after waivers), and BlackRock or BIL, as applicable, waived advisory fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$8,477,314	$6,903,732	$0
U.S. Treasury Money Market	1,384,567	2,049,276	0
Municipal Money Market	1,206,603	1,885,727	0
New Jersey Municipal Money Market	223,570	491,910	0
North Carolina Municipal Money Market	52,721	419,192	0
Ohio Municipal Money Market	159,942	403,930	0
Pennsylvania Municipal Money Market	1,187,239	1,755,381	0
Virginia Municipal Money Market	12,115	257,990	0
Low Duration Bond	702,289	869,499	0
Intermediate Government Bond	1,000,109	782,405	0
Intermediate Bond	2,481,658	1,706,913	0
Core Bond Total Return	4,171,171	3,612,064	0

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Government Income	79,448	111,464	0
GNMA	239,350	340,063	0
Managed Income	5,240,097	1,633,292	0
International Bond	524,847	0	0
High Yield Bond	505,156	239,343	0
Tax-Free Income	1,010,019	756,250	0
Pennsylvania Tax-Free Income	3,035,340	1,794,116	0
New Jersey Tax-Free Income	427,893	346,956	0
Ohio Tax-Free Income	255,315	232,955	0
Delaware Tax-Free Income	327,374	185,806	0
Kentucky Tax-Free Income	607,221	246,982	0
Large Cap Value Equity	10,707,071	104,662	0
Large Cap Growth Equity	6,355,642	157,857	0
Mid-Cap Value Equity	2,214,315	0	0
Mid-Cap Growth Equity	5,308,274	0	0
Small Cap Value Equity	3,002,213	0	0
Small Cap Growth Equity	9,653,420	0	0
U.S. Opportunities	3,655,400	56,737	0
Global Science & Technology Opportunities	651,971	229,748	0
European Equity	2,215	98,268	0
International Equity	5,870,562	80,288	0
International Opportunities	1,801,230	165,226	0
Asia Pacific Equity	0	25,028	67,971
Select Equity	7,483,156	126,930	0
Balanced	3,786,694	82,328	0

For the period from October 1, 2002 through September 30, 2003, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	1,078,862	$
Intermediate Bond	832,596
Intermediate Government Bond	330,287
Core Bond Total Return	1,934,053
Core PLUS Total Return	112,372
Managed Income	1,288,076
Government Income	198,386
GNMA	288,944
International Bond	335,028
High Yield Bond	1,509,797
Tax-Free Income	378,167
Pennsylvania Tax-Free Income	1,011,468
New Jersey Tax-Free Income	165,610
Ohio Tax-Free Income	131,240
Delaware Tax-Free Income	108,220
Kentucky Tax-Free Income	181,141
International Equity	553,437

For the period from October 1, 2001 through September 30, 2002 (from December 7, 2001 through September 30, 2002 in the case of Core PLUS Total Return Portfolio), BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$524,558	$0
Intermediate Bond	1,053,854	0
Intermediate Government Bond	365,353	0
Core Bond Total Return	1,930,748	0
Core PLUS Total Return	13,197	0
Managed Income	1,769,623	0
Government Income	48,275	0
GNMA	191,668	0
International Bond	293,661	0
High Yield Bond	938,221	0
Tax-Free Income	400,292	0
Pennsylvania Tax-Free Income	1,162,899	0
New Jersey Tax-Free Income	168,986	0
Ohio Tax-Free Income	121,222	0
Delaware Tax-Free Income	112,900	0
Kentucky Tax-Free Income	203,948	0
International Equity	1,242,180	0

For the period from October 1, 2000 through September 30, 2001, BlackRock paid sub-advisory fees to the specified Portfolios’ sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers
Low Duration Bond	$266,871	$0
Intermediate Bond	943,034	0
Intermediate Government Bond	380,044	0
Core Bond Total Return	1,585,053	0
Managed Income	1,991,247	0
Government Income	30,190	0
GNMA	90,954	0
International Bond	199,571	0
High Yield Bond	505,156	0
Tax-Free Income	383,809	0
Pennsylvania Tax-Free Income	1,153,435	0
New Jersey Tax-Free Income	162,601	0
Ohio Tax-Free Income	97,020	0
Delaware Tax-Free Income	124,403	0
Kentucky Tax-Free Income	230,745	0
Large Cap Value Equity	1,471,448	0
Large Cap Growth Equity	1,019,091	0
Mid-Cap Value Equity	250,745	0
Mid-Cap Growth Equity	799,099	0
Small Cap Value Equity	385,651	0
Small Cap Growth Equity	1,508,556	0
Select Equity	1,148,889	0

Portfolios	Fees Paid (After Waivers)	Waivers
Balanced	560,409	0
U.S. Opportunities	627,208	0
International Equity	2,242,603	0
Global Science & Technology Opportunities	69,911	0
European Equity	781	0
International Opportunities	183,253	0

For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated at the annual rate of .025% of the Index Master Portfolio’s average daily net assets. For the fiscal years ending November 30, 2001, 2002 and 2003, the Index Master Portfolio paid advisory fees to DFA totaling $745,076, $692,785 and $            , respectively.

Administration Agreement. BlackRock and PFPC serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each Portfolio’s average daily net assets, .075% of the next $500 million of each Portfolio’s average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio (.095% with respect to the Money Market Portfolios and .035% with respect to BlackRock Shares), .135% of the next $500 million of such average daily net assets (.085% with respect to the Money Market Portfolios and .025% with respect to BlackRock Shares) and .125% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion (.075% with respect to the Money Market Portfolios and .015% with respect to BlackRock Shares).

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.

The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust’s custodians and dividend and disbursing agents. For these services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio’s average daily net assets. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio’s administrative services expenses.

For the period from October 1, 2002 through September 30, 2003, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$5,154,702	212,941	$0
U.S. Treasury Money Market	1,378,577	29,100	0
Municipal Money Market	1,240,761	0	0
New Jersey Municipal Money Market	314,397	0	0
North Carolina Municipal Money Market	291,596	0	0
Ohio Municipal Money Market	280,296	0	0
Pennsylvania Municipal Money Market	974,804	0	0
Virginia Municipal Money Market	127,681	3,369	0
Low Duration Bond	2,194,434	240,894	0
Intermediate Government Bond	789,827	0	0
Intermediate Bond	1,361,234	95,379	0
Core Bond Total Return	3,299,634	300,859	0
Core PLUS Total Return	136,977	27,405	0
Government Income	469,726	12,483	0
Managed Income	2,188,766	53,824	0
GNMA	714,937	4,382	0
International Bond	377,590	0	0
High Yield Bond	937,942	13,845	0
Tax-Free Income	856,432	0	0
Pennsylvania Tax-Free Income	1,978,575	3,793	0
New Jersey Tax-Free Income	369,930	0	0
Ohio Tax-Free Income	300,886	0	0
Delaware Tax-Free Income	185,734	0	0
Kentucky Tax-Free Income	302,122	0	0
Large Cap Value Equity	962,857	0	0
Large Cap Growth Equity	414,530	0	0
Mid-Cap Value Equity	131,006	0	0
Mid-Cap Growth Equity	332,812	0	0
Small Cap Value Equity	322,848	0	0
Small Cap Core Equity	0	2,230	0
Small Cap Growth Equity	694,810	0	0
U.S. Opportunities	225,108	0	0
Global Science & Technology Opportunities	67,032	0	0
European Equity	0	14,686	0
International Equity	414,828	0	0
International Opportunities	297,578	0	0
Asia Pacific Equity	0	4,331	0
Select Equity	321,327	0	0
Index Equity	1,539,175	1,668,278	0
Balanced	370,908	0	0

For the period from October 1, 2001 through September 30, 2002 (from December 7, 2001 through September 30, 2002 in the case of Core PLUS Total Return Portfolio, and January 2, through September 30, 2002 in the case of Small Cap Core Equity Portfolio), the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$6,001,604	$0	$0
U.S. Treasury Money Market	1,698,457	0	0
Municipal Money Market	1,286,761	0	0
New Jersey Municipal Money Market	313,303	0	0
North Carolina Municipal Money Market	245,935	0	0
Ohio Municipal Money Market	260,216	0	0
Pennsylvania Municipal Money Market	1,157,746	0	0
Virginia Municipal Money Market	106,113	2,865	0
Low Duration Bond	1,103,009	35,836	0
Intermediate Government Bond	801,550	0	0
Intermediate Bond	1,625,798	87,216	0
Core Bond Total Return	3,380,935	164,506	0
Core PLUS Total Return	71,612	11,461	0
Government Income	145,908	0	0
Managed Income	2,685,173	0	0
GNMA	452,137	0	0
International Bond	332,967	0	0
High Yield Bond	569,625	6,440	0
Tax-Free Income	845,474	0	0
Pennsylvania Tax-Free Income	2,107,654	0	0
New Jersey Tax-Free Income	360,188	0	0
Ohio Tax-Free Income	256,449	0	0
Delaware Tax-Free Income	189,806	0	0
Kentucky Tax-Free Income	333,811	0	0
Large Cap Value Equity	2,657,222	0	0
Large Cap Growth Equity	1,317,009	0	0
Mid-Cap Value Equity	445,755	0	0
Mid-Cap Growth Equity	835,963	0	0
Small Cap Value Equity	803,994	0	0
Small Cap Core Equity	1,658	1,658	0
Small Cap Growth Equity	1,668,197	0	0
U.S. Opportunities	427,493	0	0
Global Science & Technology Opportunities	112,581	0	0
European Equity	23,806	0	0
International Equity	1,000,144	0	0
International Opportunities	319,803	0	0
Asia Pacific Equity	4,740	4,740	0
Select Equity	1,462,630	0	0
Index Equity	3,655,489	0	0
Balanced	810,286	0	0

For the period from October 1, 2000 through September 30, 2001, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolios	Fees Paid (After Waivers)	Waivers	Reimbursements
Money Market	$5,752,420	$0	$0
U.S. Treasury Money Market	1,320,921	0	0
Municipal Money Market	1,177,406	22,099	0
New Jersey Municipal Money Market	286,192	0	0
North Carolina Municipal Money Market	188,765	1,147	0
Ohio Municipal Money Market	225,549	0	0
Pennsylvania Municipal Money Market	1,146,261	0	0
Virginia Municipal Money Market	108,042	1,668	0
Low Duration Bond	543,603	27,603	0
Intermediate Government Bond	819,957	0	0
Intermediate Bond	1,518,335	56,556	0
Core Bond Total Return	2,909,144	100,356	0
Government Income	87,819	0	0
GNMA	242,300	0	0
Managed Income	2,990,986	0	0
International Bond	219,481	0	0
High Yield Bond	339,678	429	0
Tax-Free Income	812,484	0	0
Pennsylvania Tax-Free Income	2,128,371	0	0
New Jersey Tax-Free Income	356,430	0	0
Ohio Tax-Free Income	224,604	0	0
Delaware Tax-Free Income	214,603	0	0
Kentucky Tax-Free Income	357,212	0	0
Large Cap Value Equity	4,228,006	0	0
Large Cap Growth Equity	2,584,965	0	0
Mid-Cap Value Equity	636,616	0	0
Mid-Cap Growth Equity	1,492,907	0	0
Small Cap Value Equity	1,245,962	0	0
Small Cap Growth Equity	3,787,327	0	0
U.S. Opportunities	775,446	0	0
Global Science & Technology Opportunities	225,328	0	0
European Equity	20,793	4,886	0
International Equity	1,764,477	0	0
International Opportunities	452,285	0	0
Asia Pacific Equity	0	6,396	0
Select Equity	3,001,819	0	0
Index Equity	2,645,717	1,226,645	0
Balanced	1,577,263	0	0

The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and PNC Bank, as of January 1, 1999 PNC Bank has assigned its rights and delegated its duties as the Fund’s custodian to its affiliate, PFPC Trust Company (“PTC”). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.

For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio’s average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges. PTC has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund’s Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund’s BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to HL and Investor Shares, PFPC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series’ average daily net assets.

PTC serves as the Trust’s custodian and PFPC serves as the Trust’s transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio’s custody and transfer and dividend disbursing fees and expenses.

Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 760 Moore Road, King of Prussia, PA 19406.

Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only HL Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, “Service Organizations”), including Hilliard Lyons. In the past, BlackRock has retained a portion of the shareholder servicing fees and a significant portion of the shareholder processing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

With respect to HL Shares and Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio’s outstanding HL Shares or Investor A Shares, as applicable) are used to pay commissions and other fees payable to Service Organizations and/or Hilliard Lyons and other broker/dealers who sell HL Shares and/or Investor A Shares.

With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio’s outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits BDI, BlackRock, PFPC, their affiliates and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Portfolios). The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for a dealer’s examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations. Additional Payments and the other compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

[PNC revenue sharing.]

Service Organizations and/or Hilliard Lyons may charge their clients additional fees for account-related services. Service Organizations may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any processing or service fees you will be charged.

The Fund intends to enter into service arrangements with Service Organizations and with Hilliard Lyons pursuant to which Service Organizations and/or Hilliard Lyons will render certain support services to their customers (“Customers”) who are the beneficial owners of HL Shares, Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to ..25% (on an annualized basis) of the average daily net asset value of the HL Shares, Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations and/or Hilliard Lyons may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of HL Shares, Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations and/or Hilliard Lyons may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers’ account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing and shareholder processing fees will be paid to BlackRock, and BlackRock will provide the services described above. In addition, BlackRock may split the fees (and provide a portion of the services) with a Service Organization. For the fiscal year ended September 30, 2003, BlackRock retained an aggregate of $            , $             and $             in distribution, shareholder servicing and shareholder processing fees, respectively.

For the twelve months ended September 30, 2003, the Portfolios share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios current plans:

Portfolios - Investor A Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Money Market	$0	$—	$1,249,380	$—	$749,627	$—
U. S. Treasury Money Market	0	—	141,462	—	84,877	—

Portfolios - Investor A Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Municipal Money Market	0	—	18,364	—	8,054	2,965
New Jersey Municipal Money Market	0	—	40,748	—	17,938	6,511
North Carolina Municipal Money Market	0	—	923	—	434	120
Ohio Municipal Money Market	0	—	75,006	—	45,004	—
Pennsylvania Municipal Money Market	0	—	154,354	—	77,568	15,044
Virginia Municipal Money Market	0	—	0	—	0	—
Low Duration Bond	4,392	—	244,019	—	146,411	—
Intermediate Government Bond	2,584	—	143,573	—	86,151	—
Intermediate Bond	1,447	—	80,410	—	48,246	—
Core Bond	4,702	—	261,230	—	156,738	—
Core Plus	0	—	10	—	6	—
Government Income	4,321	—	240,059	—	144,036	—
Managed Income	2,343	—	130,120	—	78,072	—
GNMA	750	—	41,661	—	24,997	—
International Bond	2,516	—	139,820	—	83,893	—
High Yield Bond	2,464	—	136,894	—	82,136	—
Tax-Free Income	386	—	21,456	—	12,874	—
Pennsylvania Tax-Free Income	1,663	—	92,419	—	55,451	—
New Jersey Tax-Free Income	295	—	16,415	—	9,849	—
Ohio Tax-Free Income	746	—	41,446	—	24,867	—
Delaware Tax-Free Income	288	—	16,030	—	9,618	—
Kentucky Tax-Free Income	184	—	10,231	—	6,138	—
Large Cap Value Equity	3,223	—	179,038	—	107,421	—
Large Cap Growth Equity	1,406	—	78,166	—	46,899	—
Mid-Cap Value Equity	190	—	10,546	—	6,327	—
Mid-Cap Growth Equity	1,170	—	65,006	—	39,003	—
Small Cap Value Equity	1,715	—	95,276	—	57,166	—
Small Cap Growth Equity	0	—	0	—	0	—
Small Cap Core Equity	4,271	—	237,283	—	142,370	—
Micro-Cap Equity	1,279	—	71,053	—	42,632	—
Global Science and Technology Equity	441	—	24,503	—	14,702	—
European Equity	24	—	1,347	—	808	—
International Equity	587	—	35,228	—	21,137	—
International Small Cap Equity	1,359	—	75,523	—	45,314	—
Asia Pacific Equity	3	—	107	—	65	—
Select Equity	1,030	—	57,233	—	34,340	—
Index Equity	11,743	—	652,401	—	391,440	—
Balanced	4,328	—	240,438	—	144,262	—

Portfolios - Investor B Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Money Market	$148,365	$—	$31,475	$17,917	$0	$—
U. S. Treasury Money Market	0	—	0	—	0	—
Municipal Money Market	0	—	0	—	0	—
New Jersey Municipal Money Market	0	—	0	—	0	—
North Carolina Municipal Money Market	0	—	0	—	0	—

Portfolios - Investor B Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Ohio Municipal Money Market	0	—	0	—	0	—
Pennsylvania Municipal Money Market	0	—	0	—	0	—
Virginia Municipal Money Market	0	—	0	—	0	—
Low Duration Bond	544,541	—	181,514	—	108,908	—
Intermediate Government Bond	88,199	—	29,368	—	17,640	—
Intermediate Bond	72,692	—	24,231	—	14,538	—
Core Bond	493,730	—	164,577	—	98,746	—
Core Plus	333	—	111	—	67	—
Government Income	406,968	—	135,656	—	81,394	—
Managed Income	75,977	—	25,326	—	15,195	—
GNMA	224,434	—	74,811	—	44,887	—
International Bond	91,947	—	30,649	—	18,389	—
High Yield Bond	607,394	—	202,465	—	121,479	—
Tax-Free Income	51,421	—	17,140	—	10,284	—
Pennsylvania Tax-Free Income	203,592	—	67,864	—	40,718	—
New Jersey Tax-Free Income	81,885	—	27,295	—	16,377	—
Ohio Tax-Free Income	74,802	—	24,934	—	14,960	—
Delaware Tax-Free Income	40,949	—	13,649	—	8,190	—
Kentucky Tax-Free Income	22,211	—	7,404	—	4,442	—
Large Cap Value Equity	132,181	—	44,060	—	26,436	—
Large Cap Growth Equity	108,296	—	36,099	—	21,659	—
Mid-Cap Value Equity	51,825	—	17,275	—	10,365	—
Mid-Cap Growth Equity	248,534	—	82,845	—	49,707	—
Small Cap Value Equity	101,775	—	33,925	—	20,355	—
Small Cap Growth Equity	0	—	0	—	0	—
Small Cap Core Equity	165,786	—	55,262	—	33,157	—
Micro-Cap Equity	302,870	—	100,957	—	60,574	—
Global Science and Technology Equity	103,945	—	34,648	—	20,789	—
European Equity	9,272	—	3,091	—	1,855	—
International Equity	19,184	—	6,395	—	3,837	—
International Small Cap Equity	197,088	—	65,696	—	39,418	—
Asia Pacific Equity	424	—	141	—	85	—
Select Equity	160,906	—	53,635	—	32,181	—
Index Equity	1,392,799	—	464,266	—	278,560	—
Balanced	299,697	—	99,899	—	59,940	—

Portfolios - Investor C Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Money Market	$49,913		$11,693	$4,918	$0	$9,983
U. S. Treasury Money Market	0		0	—	0	—
Municipal Money Market	0		0	—	0	—
New Jersey Municipal Money Market	0		0	—	0	—
North Carolina Municipal Money Market	0		0	—	0	—
Ohio Municipal Money Market	0		0	—	0	—
Pennsylvania Municipal Money Market	0		0	—	0	—
Virginia Municipal Money Market	0		0	—	0	—
Low Duration Bond	1,294,742		431,581	—	258,948	—

Portfolios - Investor C Shares	Distribution Fees	Waivers	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Intermediate Government Bond	103,409		34,470	—	20,662	—
Intermediate Bond	60,119		20,040	—	12,024	—
Core Bond	537,432		179,144	—	107,486	—
Core Plus	7		2	—	1	—
Government Income	201,033		67,011	—	40,207	—
Managed Income	5,044		1,682	—	1,009	—
GNMA	358,309		119,436	—	71,662	—
International Bond	97,448		32,483	—	19,490	—
High Yield Bond	358,848		119,616	—	71,769	—
Tax-Free Income	20,795		6,932	—	4,159	—
Pennsylvania Tax-Free Income	12,623		4,208	—	2,525	—
New Jersey Tax-Free Income	11,698		3,899	—	2,340	—
Ohio Tax-Free Income	37,104		12,368	—	7,421	—
Delaware Tax-Free Income	54,307		18,102	—	10,861	—
Kentucky Tax-Free Income	8,250		2,750	—	1,650	—
Large Cap Value Equity	40,271		13,424	—	8,054	—
Large Cap Growth Equity	18,294		6,098	—	3,659	—
Mid-Cap Value Equity	15,667		5,222	—	3,133	—
Mid-Cap Growth Equity	89,153		29,718	—	17,831	—
Small Cap Value Equity	40,643		13,548	—	8,129	—
Small Cap Growth Equity	0		0	—	0	—
Small Cap Core Equity	72,656		24,218	—	14,531	—
Micro-Cap Equity	152,913		50,971	—	30,583	—
Global Science and Technology Equity	23,985		7,995	—	4,797	—
European Equity	3,912		1,304	—	782	—
International Equity	13,581		4,527	—	2,716	—
International Small Cap Equity	159,219		53,073	—	31,844	—
Asia Pacific Equity	140		47	—	28	—
Select Equity	16,594		5,531	—	3,319	—
Index Equity	2,153,450		717,817	—	430,690	—
Balanced	34,329		11,443	—	6,866	—

Portfolios - Service Shares	Distribution Fees	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
Money Market	N/A	$815,967	$—	$815,967	$—
U. S. Treasury Money Market	N/A	386,311	—	386,311	—
Municipal Money Market	N/A	156,120	—	156,120	—
New Jersey Municipal Money Market	N/A	98,665	—	98,665	—
North Carolina Municipal Money Market	N/A	365	—	365	—
Ohio Municipal Money Market	N/A	18,744	—	18,744	—
Pennsylvania Municipal Money Market	N/A	75,429	—	75,429	—
Virginia Municipal Money Market	N/A	0	75,372	50,248	25,124
Low Duration Bond	N/A	272,618	—	272,618	—
Intermediate Government Bond	N/A	2,235	—	2,235	—
Intermediate Bond	N/A	66,793	—	66,793	—
Core Bond	N/A	178,541	—	178,541	—
Core Plus	N/A	0	—	0	—
Government Income	N/A	0	—	0	—
Managed Income	N/A	134,883	—	134,883	—
GNMA	N/A	1,996	—	1,996	—
International Bond	N/A	56,560	—	56,560	—
High Yield Bond	N/A	78,349	—	78,349	—
Tax-Free Income	N/A	11,235	—	11,235	—
Pennsylvania Tax-Free Income	N/A	8,648	—	8,648	—

Portfolios - Service Shares	Distribution Fees	Shareholder Servicing Fees	Waivers	Shareholder Processing Fees	Waivers
New Jersey Tax-Free Income	N/A	25,035	—	25,035	—
Ohio Tax-Free Income	N/A	615	—	615	—
Delaware Tax-Free Income	N/A	0	—	0	—
Kentucky Tax-Free Income	N/A	152	—	152	—
Large Cap Value Equity	N/A	128,436	—	128,436	—
Large Cap Growth Equity	N/A	101,330	—	101,330	—
Mid-Cap Value Equity	N/A	11,567	—	11,567	—
Mid-Cap Growth Equity	N/A	24,046	—	24,046	—
Small Cap Value Equity	N/A	7,144	—	7,144	—
Small Cap Growth Equity	N/A	0	—	0	—
Small Cap Core Equity	N/A	32,939	—	32,939	—
Micro-Cap Equity	N/A	624	—	624	—
Global Science and Technology Equity	N/A	63	—	63	—
European Equity	N/A	0	—	0	—
International Equity	N/A	45,762	—	45,762	—
International Small Cap Equity	N/A	1,607	—	1,607	—
Asia Pacific	N/A	0	—	0	—
Select Equity	N/A	3,767	—	3,767	—
Index Equity	N/A	99,373	—	99,373	—
Balanced	N/A	4,090	—	4,090	—

Portfolios - HL Shares	Distribution Fees	Shareholder Servicing Fees	Shareholder Processing Fees
Money Market	$0	$375,952	$225,572
Municipal Money Market	0	0	237,198

Code of Ethics. The Fund, the Trust, BlackRock, BFM, BIL, BIMC, DFA and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

In the case of the Trust, the Board of Trustees has delegated the authority to vote proxies for the portfolio securities held by the Index Master Portfolio to DFA in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by DFA.

The Investment Committee at DFA is generally responsible for overseeing DFA’s proxy voting process. The Investment Committee may designate one or more of its members to oversee specific, on going compliance with respect to the Voting Policies and may designate other personnel of DFA to vote proxies on behalf of the Index Master Portfolio, including all authorized traders of DFA.

DFA votes proxies in a manner consistent with the best interests of the Index Master Portfolio. Generally, DFA analyzes proxy statements on behalf of the Index Master Portfolio in accordance with the Voting Policies and the Voting Guidelines. Most proxies that DFA receives will be voted in accordance with the predetermined Voting Guidelines. Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for DFA to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DFA during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Index Master Portfolio and the interests of DFA or its affiliates. If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, DFA, prior to voting, will fully disclose the conflict to a disinterested Trustee of the Trust and vote the proxy in accordance with the direction of such disinterested Trustee.

The Voting Guidelines summarize DFA’s positions on various issues and give a general indication as to how DFA will vote proxies on each issue. DFA will usually vote proxies in accordance with the Voting Guidelines. However, DFA reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), DFA believes that the Index Master Portfolio’s best interests would be served by such vote. To the extent that the Voting Guidelines do not address a potential voting issue DFA will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that DFA believes would be in the best interest in the Index Master Portfolio. Pursuant to the Voting Guidelines DFA generally votes for matters such as: (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing director’s liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders; and (ix) the separation of audit and consulting responsibilities. As provided in the Voting Guidelines, DFA generally votes against matters such as: (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of a super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals. The Voting Guidelines also provide that DFA will generally consider on an individual basis such proposals as: (i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; and (iv) approving a proposal by a dissident shareholder in a proxy battle.

Under certain circumstances, DFA may not be able to vote proxies or DFA may find that the expected economic costs from voting outweigh the benefits associates with voting. For example, generally DFA may not vote proxies on foreign securities due to local restrictions, customs or anticipated expenses.

Copies of the proxy voting record of the Index Master Portfolio will be available without charge, upon request, by calling collect: (310) 395-8005 and posted on the Commission’s website at http://www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003 and ending June 30, 2004.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO TRANSACTIONS

In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser’s or sub-adviser’s other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. The advisory fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser’s or sub-advisers’ receipt of brokerage and research services. To the extent the Portfolios’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

With respect to the Index Master Portfolio, DFA will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio’s trading has on the market prices of the securities in which the Index Master Portfolio invests. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA’s overall responsibilities to the Trust.

Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

For the year or period ended September 30, 2003, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Large Cap Value Equity	$2,941,041
Large Cap Growth Equity	801,914
Mid-Cap Value Equity	682,922
Mid-Cap Growth Equity	1,072,457
Small Cap Value Equity	1,900,206
Small Cap Core Equity	8,867
Small Cap Growth Equity	3,461,067
U.S. Opportunities	1,107,585
Global Science & Technology Opportunities	428,479
European Equity	19,287
International Equity	942,111
International Opportunities	525,050
Asia Pacific Equity	11,773
Select Equity	577,817
Balanced	436,437
Low Duration Bond Portfolio	22,425
Intermediate Government Bond Portfolio	9,158
Intermediate Bond Portfolio	22,998
Core Bond Total Return Portfolio	91,691
Core PLUS Total Return Portfolio	14,772
Government Income Portfolio	28,355
Managed Income Portfolio	55,736
GNMA Portfolio	15,999
High Yield Bond	0
International Bond Portfolio	5,664
Tax-Free Income Portfolio	4,726
PA Tax-Free Income Portfolio	11,131
NJ Tax-Free Income Portfolio	2,099
OH Tax-Free Income Portfolio	1,754
DE Tax-Free Income Portfolio	1,133
KY Tax-Free Income Portfolio 4,3	1,670

For the year or period ended September 30, 2002, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Large Cap Value Equity	$5,839,477
Large Cap Growth Equity	2,177,186
Mid-Cap Value Equity	2,432,276
Mid-Cap Growth Equity	2,505,079
Small Cap Value Equity	4,517,019

Portfolios	Brokerage Commissions
Small Cap Core Equity	10,838
Small Cap Growth Equity	5,518,530
U.S. Opportunities	2,948,552
Global Science & Technology Opportunities	678,982
European Equity	29,078
International Equity	1,889,443
International Opportunities	876,493
Asia Pacific Equity	10,518
Select Equity	2,882,447
Balanced	924,407
Low Duration Bond Portfolio	14,330
Intermediate Government Bond Portfolio	5,763
Intermediate Bond Portfolio	21,247
Core Bond Total Return Portfolio	81,565
Core PLUS Total Return Portfolio	2,185
Government Income Portfolio	10,488
Managed Income Portfolio	54,557
GNMA Portfolio	16,121
High Yield Bond	840
International Bond Portfolio	4,102
Tax-Free Income Portfolio	10,348
PA Tax-Free Income Portfolio	26,511
NJ Tax-Free Income Portfolio	6,132
OH Tax-Free Income Portfolio	3,606
DE Tax-Free Income Portfolio	6,855
KY Tax-Free Income Portfolio	5,944

For the year or period ended September 30, 2001, the following Portfolios paid brokerage commissions as follows:

Portfolios	Brokerage Commissions
Large Cap Value Equity	$6,609,790
Large Cap Growth Equity	2,873,804
Mid-Cap Value Equity	2,122,568
Mid-Cap Growth Equity	5,438,173
Small Cap Value Equity	3,586,875
Small Cap Growth Equity	8,296,681
U.S. Opportunities	1,090,852
Global Science & Technology Opportunities	631,808
European Equity	60,600
International Equity	4,200,690
International Opportunities	1,469,695
Asia Pacific Equity	21,421
Select Equity	3,679,700
Balanced	1,231,854
Low Duration Bond Portfolio	5,504
Intermediate Government Bond Portfolio	10,060
Intermediate Bond Portfolio	10,512
Core Bond Total Return Portfolio	42,392
Government Income Portfolio	3,286
Managed Income Portfolio	44,240
GNMA Portfolio	6,224

High Yield Bond	86
International Bond Portfolio	2,644
Tax-Free Income Portfolio	3,620
PA Tax-Free Income Portfolio	10,040
NJ Tax-Free Income Portfolio	4,460
OH Tax-Free Income Portfolio	3,716
DE Tax-Free Income Portfolio	3,984
KY Tax-Free Income Portfolio	4,340

For the Index Master Portfolio’s fiscal years ended November 30, 2001, 2002 and 2003, the Index Master Portfolio paid brokerage commissions totaling $109,709, $94,734 and $            , respectively.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, PNC Bank, PTC, BIL, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500® Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio’s shares.

The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2003, the following Portfolios held the following securities:

Portfolio	Security	Value
Money Market
Goldman Sachs Group, Inc.	Medium Term Note	$160,000,000
Lehman Brothers Holdings, Inc.	Variable Rate Obligation	32,000,000

U.S. Treasury Money Market
Bear, Stearns & Co., Inc.	Repurchase Agreement	30,000,000
Goldman, Sachs & Co.	Repurchase Agreement	30,000,000
Lehman Brothers, Inc.	Repurchase Agreement	30,000,000
Morgan Stanley & Co., Inc.	Repurchase Agreement	99,300,000

Low Duration Bond
The Bear Stearns Cos., Inc.	Corporate Bonds	1,236,416
Citigroup, Inc.	Corporate Bonds	4,512,095
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	9,711,443
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	9,743,305

Intermediate Government Bond
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	822,332
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	2,846,250

Intermediate Bond
Bank of America Corp.	Corporate Bond	5,311,220
The Bear Stearns Cos., Inc.	Corporate Bond	2,497,105
Citigroup, Inc.	Corporate Bond	11,766,842
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	2,109,624
Goldman Sachs Group, Inc.	Corporate Bond	6,499,864
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	12,008,241
Lehman Brothers Holdings, Inc.	Corporate Bond	6,668,144
Morgan Stanley	Corporate Bond	5,284,855

Core Bond Total Return
Bank of America Corp.	Commercial Mortgage Backed Security	29,636,520
Bank of America Corp.	Corporate Bond	10,247,839
The Bear Stearns Cos., Inc.	Corporate Bond	7,494,108
Citigroup, Inc.	Corporate Bond	20,872,925
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	25,793,235
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	16,361,677
Goldman Sachs Group, Inc.	Corporate Bond	6,692,921
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	22,622,375
Lehman Brothers Holdings, Inc.	Corporate Bond	6,561,687

Portfolio	Security	Value
Morgan Stanley	Corporate Bond	9,451,475
Morgan Stanley	Commercial Mortgage Backed Security	11,745,528
Prudential Financial, Inc.	Corporate Bond	2,413,930

Core Plus Total Return
Bank of America Corp.	Corporate Bond	1,132,800
Bank of America Corp.	Commercial Mortgage Backed Security	1,021,182
The Bear Stearns Cos., Inc.	Corporate Bond	445,449
Citigroup, Inc.	Corporate Bond	1,863,999
Credit Suisse First Boston Corp.	Commercial Mortgage Backed Security	366,198
Goldman Sachs Group, Inc.	Corporate Bond	481,031
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	1,076,767
Lehman Brothers Holdings, Inc.	Corporate Bond	935,521
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	3,183,877
Morgan Stanley	Corporate Bond	615,620
Morgan Stanley	Commercial Mortgage Backed Security	976,064
Prudential Financial, Inc.	Corporate Bond	147,597

Government Income Bond
Goldman Sachs Group, Inc.	Commercial Mortgage Backed Security	162,289

Managed Income Bond
Bank of America Corp.	Commercial Mortgage Backed Security	4,194,211
Bank of America Corp.	Corporate Bond	2,975,338
The Bear Stearns Cos., Inc.	Corporate Bond	2,287,207
Citigroup, Inc.	Corporate Bond	8,738,748
Goldman Sachs Group, Inc.	Corporate Bond	3,528,777
Lehman Brothers Holdings, Inc.	Corporate Bond	2,070,172
Lehman Brothers Holdings, Inc.	Commercial Mortgage Backed Security	7,181,083
Morgan Stanley	Commercial Mortgage Backed Security	5,245,522
Morgan Stanley	Corporate Bond	3,274,620
Prudential Financial, Inc.	Corporate Bond	614,195

International Bond
Citigroup, Inc.	Corporate Bond	1,758,578
Morgan Stanley	Commercial Mortgage Backed Security	772,510

Large Cap Value Equity
Bank of America Corp.	Common Stock	10,199,828
Citigroup, Inc.	Common Stock	14,950,035
Goldman Sachs Group, Inc.	Common Stock	2,475,050
Goldman Sachs Group, Inc.	Short Term Investments	1,448,128
Lehman Brothers Holdings, Inc.	Common Stock	1,671,736
Prudential Financial, Inc.	Common Stock	2,970,120

Large Cap Growth Equity
The Bear Stearns Cos., Inc.	Short Term Investments	566,652
Citigroup, Inc.	Common Stock	987,567

Portfolio	Security	Value
Goldman Sachs Group, Inc.	Short Term Investments	3,378,236

Mid Cap Value Equity
The Bear Stearns Cos., Inc.	Short Term Investments	109,533
Goldman Sachs Group, Inc.	Short Term Investments	378,520

Mid Cap Growth Equity
The Bear Stearns Cos., Inc.	Short Term Investments	2,225,473
Goldman Sachs Group, Inc.	Short Term Investments	1,076,544

Small Cap Value Equity
The Bear Stearns Cos., Inc.	Short Term Investments	983,431
Goldman Sachs Group, Inc.	Short Term Investments	1,142,861

Small Cap Core Equity
Jefferies Group, Inc.	Common Stock	14,375

Small Cap Growth Equity
The Bear Stearns Cos., Inc.	Short Term Investments	1,531,884
Goldman Sachs Group, Inc.	Short Term Investments	3,172,275

European Equity
UBS AG	Common Stock	185,274

International Equity
UBS AG	Common Stock	2,991,482

Select Equity
Bank of America Corp.	Common Stock	2,044,648
The Bear Stearns Cos., Inc.	Common Stock	553,520
Citigroup, Inc.	Short Term Investments	603,334
Citigroup, Inc.	Common Stock	3,213,006
Goldman Sachs Group, Inc.	Common Stock	620,860
Goldman Sachs Group, Inc.	Short Term Investments	1,084,140
Prudential Financial, Inc.	Common Stock	915,320

Balanced
Bank of America Corp.	Common Stock	1,911,980
Bank of America Corp.	Commercial Mortgage-Backed Security	658,763
Bank of America Corp.	Corporate Bond	204,509
The Bear Stearns Cos., Inc.	Common Stock	519,860
The Bear Stearns Cos., Inc.	Corporate Bond	150,185
The Bear Stearns Cos., Inc.	Short Term Investments	573,390
Citigroup, Inc.	Common Stock	3,015,038
Citigroup, Inc.	Corporate Bond	397,308
Goldman Sachs Group, Inc.	Corporate Bond	137,268
Goldman Sachs Group, Inc.	Common Stock	578,910
Goldman Sachs Group, Inc.	Short Term Investments	564,516
Lehman Brothers Holdings, Inc.	Corporate Bond	91,890
Morgan Stanley	Corporate Bond	128,119
Prudential Financial, Inc.	Common Stock	866,752
Prudential Financial, Inc.	Corporate Bond	33,328

PURCHASE AND REDEMPTION INFORMATION

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Such customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

Purchases Through the Transfer Agent. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.

Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Unless a sales charge waiver applies, Investor B shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of the Funds’ Non-Money Market Investor A Shares. In case where the Distributor acts as dealer, the distributor will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $75,000 worth of Investor A Shares in the Low Duration Bond Portfolio will result in a reallowance of 2.50% on the first $50,000 and 2.25% on the final $25,000).

LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	2.50%
$50,000 but less than $100,000	2.25
$100,000 but less than $250,000	2.00
$250,000 but less than $500,000	1.25
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, CORE BOND TOTAL RETURN, CORE PLUS TOTAL RETURN, GNMA, TAX-FREE INCOME, PENNSYLVANIA TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME, OHIO TAX-FREE INCOME, DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	3.50%
$50,000 but less than $100,000	3.25
$100,000 but less than $250,000	3.00
$250,000 but less than $500,000	2.00
$500,000 but less than $1,000,000	1.00
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

GOVERNMENT INCOME, MANAGED INCOME, LARGE CAP VALUE EQUITY, LARGE CAP GROWTH EQUITY, BALANCED AND SELECT EQUITY PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	4.00%
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	3.50
$250,000 but less than $500,000	2.50
$500,000 but less than $1,000,000	1.50
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL BOND, HIGH YIELD BOND, U.S. OPPORTUNITIES AND GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	4.50%
$50,000 but less than $100,000	4.25
$100,000 but less than $250,000	4.00
$250,000 but less than $500,000	3.00
$500,000 but less than $1,000,000	2.00
$1 million but less than $3 million	1.00
$3 million but less than $15 million	0.50
$15 million and above	0.25

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

MID-CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY AND SMALL CAP GROWTH EQUITY PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	4.00%
$50,000 but less than $100,000	3.75
$100,000 but less than $250,000	3.50
$250,000 but less than $500,000	2.50
$500,000 but less than $1,000,000	1.50

*	The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERNATIONAL EQUITY, EUROPEAN EQUITY, ASIA PACIFIC EQUITY, INTERNATIONAL OPPORTUNITIES AND SMALL CAP CORE EQUITY PORTFOLIOS:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)*
Less than $50,000	4.50%
$50,000 but less than $100,000	4.25
$100,000 but less than $250,000	4.00
$250,000 but less than $500,000	3.00
$500,000 but less than $1,000,000	2.00

* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INDEX EQUITY PORTFOLIO:

Amount of Transaction at Offering Price	Reallowance or Placement Fees to Dealers (as % of Offering Price)
Less than $50,000	2.50%
$50,000 but less than $100,000	2.25
$100,000 but less than $250,000	2.00
$250,000 but less than $500,000	1.25
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.00
$3 million but less than $15 million	0.00
$15 million and above	0.00

No placement fee is paid to dealers for purchases of Investor A Shares of the Index Equity Portfolio in excess of $1,000,000.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, the Distributor, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolios, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable NASD regulations.

The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares of each of the Equity and Bond Portfolios.

Sales Charge Waivers For Each of the Equity and Bond Portfolios—Investor A Shares

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. The Distributor may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of all Non-Money Market Portfolios (except the Index Equity Portfolio) by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

Other. The following persons associated with the Fund, the Distributor, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan or 401(k) program; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (d) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges For Each of the Equity and Bond Portfolios—Investor A Shares

Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor A Shares in any of the Non-Money Market Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Reinstatement Privilege. Upon redemption of Investor A, B or C Shares of a Non-Money Market Portfolio a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds in Investor A Shares of the same Portfolio without paying any front-end sales charge (although any redemption of Investor B or C Shares will be subject to any applicable CDSC). PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A Shares of a Non-Money Market Portfolio which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B Shares

Investor B Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.

Investor C Shares

Investor C Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares of the Non-Money Market Portfolios is not charged in connection with: (1) redemptions of Investor B and Investor C Shares purchased through certain authorized Qualified Plans and 401(k) programs; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or

Investor C Shares; (6) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; and (8) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions.

Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999 to December 31, 1999 are subject to a CDSC at the rates shown in the chart below:

Number of Years Elapsed Since Purchase	Contingent Deferred Sales Charge (as % of Dollar Amount Subject to the Charge)
Up to one year	3.50%
More than one but less than two years	3.00
More than two but less than three years	2.00
More than three but less than four years	1.00
More than four years	0.00

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of the Money Market Portfolios for Investor A Shares of the Fund’s Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.

Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the following address: PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund generally will suspend or terminate the exchange privilege of a shareholder who makes more than five exchanges out of any Portfolio in any twelve-month period or when the proposed exchange would make it difficult for a Portfolio’s sub-adviser to invest effectively in accordance with that Portfolio’s investment objective.

The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder’s broker or to PFPC at P.O. Box 9819, Providence, RI 02940-8019.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

A front-end sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares of a Non-Money Market Portfolio. In addition, a contingent deferred sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

Automatic Investment Plan (“AIP”). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share shareholders and certain Service Share shareholders who were shareholders at the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the month or, if such day is not a Business Day, on the previous Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, or by calling PFPC at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios’ net assets as of September 30, 2003 follows:

	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio	Core Bond Total Return Portfolio	Core PLUS Total Return Portfolio	Government Income Portfolio
Net Assets	$102,046,690	$54,693,244	$38,546,697	$1,160,552,854	$7,545	$86,558,898
Outstanding Shares	9,968,258	5,136,182	3,899,579	115,955,218	721	7,640,151
Net Asset Value Per Share	$10.24	$10.65	$9.88	$10.01	$10.46	$11.33
Maximum Sales Charge, 4.00% of offering price (3.00% for Low Duration Bond and 4.50% for Government Income)*	0.32	0.44	0.41	0.42	0.44	0.53
Offering to Public	$10.56	$11.09	$10.29	$10.43	$10.90	$11.86

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. Low Duration Bond Portfolio 3.13%; Intermediate Government Bond Portfolio 4.13%; Intermediate Bond Portfolio 4.15%; Core Bond Total Return Portfolio 4.20%; Core PLUS Total Return Portfolio 4.21% and Government Income Portfolio 4.68%.

	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio	Tax-Free Income Portfolio
Net Assets	$18,977,812	$49,870,213	$74,821,070	$82,390,612	$8,572,715
Outstanding Shares	1,886,392	4,615,591	6,757,312	10,651,886	763,910
Net Asset Value Per Share	$10.06	$10.80	$11.07	$7.73	$11.22
Maximum Sales Charge, 4.00% of offering price (4.50% for Managed Income and 5.00% for International Bond and High Yield Bond)*	0.42	0.51	0.58	0.41	0.47
Offering to Public	$10.48	$11.31	$11.65	$8.14	$11.69

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. GNMA Portfolio 4.17%; Managed Income Portfolio 4.72%; International Bond Portfolio 5.24%; High Yield Bond Portfolio 5.30%; and Tax-Free Income Portfolio 4.19%.

	Pennsylvania Tax-Free Income Portfolio	New Jersey Tax-Free Income Portfolio	Ohio Tax-Free Income Portfolio	Delaware Tax-Free Income Portfolio	Kentucky Tax-Free Income Portfolio
Net Assets	$35,874,464	$5,995,233	$7,493,766	$8,634,374	$4,700,878
Outstanding Shares	3,293,169	508,186	689,243	843,298	481,242
Net Asset Value Per Share	$10.89	$11.80	$10.87	$10.24	$9.77
Maximum Sales Charge, 4.00% of offering price*	0.45	0.49	0.45	0.43	0.41
Offering to Public	$11.34	$12.29	$11.32	$10.67	$10.18

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. Pennsylvania Tax-Free Income Portfolio 4.13%; New Jersey Tax-Free Income Portfolio 4.15%; Ohio Tax-Free Income Portfolio 4.14%; Delaware Tax-Free Income Portfolio 4.20%; and Kentucky Tax-Free Income Portfolio 4.20%.

	Large Cap Value Equity Portfolio	Large Cap Growth Equity Portfolio	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small Cap Value Equity Portfolio
Net Assets	$63,733,152	$27,739,084	$3,841,116	$25,959,551	$38,051,978
Outstanding Shares	5,914,050	3,501,944	343,768	3,622,070	2,710,211
Net Asset Value Per Share	$10.78	$7.92	$11.17	$7.17	$14.04
Maximum Sales Charge, 4.50% of offering price*	0.51	0.37	0.53	0.34	0.66
Offering to Public	$11.29	$8.29	$11.70	$7.51	$14.70

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. Large Cap Value Equity Portfolio 4.73%; Large Cap Growth Equity Portfolio 4.67%; Mid-Cap Value Equity Portfolio 4.74%; Mid-Cap Growth Equity Portfolio 4.74%; and Small Cap Value Equity Portfolio 4.70%.

	Small Cap Growth Equity Portfolio	U.S. Opportunities Portfolio	Global Science & Technology Opportunities Portfolio	European Equity Portfolio	International Equity Portfolio
Net Assets	$102,641,817	$29,258,093	$11,405,837	$491,686	$12,054,271
Outstanding Shares	8,920,303	1,809,817	2,121,050	81,316	1,594,683
Net Asset Value Per Share	$11.51	$16.17	$5.38	$6.05	$7.56
Maximum Sales Charge, 5.00% of offering price (4.50% for Small Cap Growth Equity)*	0.54	0.85	0.28	0.32	0.40
Offering to Public	$12.05	$17.02	$5.66	$6.37	$7.96

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. Small Cap Growth Equity Portfolio 4.69%; U.S. Opportunities Portfolio 5.26%; Global Science & Technology Opportunities Portfolio 5.20%; European Equity Portfolio 5.29%; and International Equity Portfolio 5.29%.

	International Opportunities Equity Portfolio	Asia Pacific Equity Portfolio	Small Cap Core Equity Portfolio	Select Equity Portfolio	Index Equity Portfolio
Net Assets	$37,932,987	$97,756	$6,940	$19,408,147	$281,505,239
Outstanding Shares	1,945,968	14,466	579	1,905,722	14,759,833
Net Asset Value Per Share	$19.49	$6.76	$11.99	$10.18	$19.07
Maximum Sales Charge, 5.00% of offering price (4.50% for Select Equity and 3.00% for Index Equity)*	1.03	0.36	0.63	0.48	0.59
Offering to Public	$20.52	$7.12	$12.62	$10.66	$19.66

*	The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2003 was as follows. International Opportunities Portfolio 5.28%; Asia Pacific Equity Portfolio 5.33%; Small Cap Core Equity Portfolio 5.25%; Select Equity Portfolio 4.72%; and Index Equity Portfolio 3.09%.

Balanced Equity Portfolio
Net Assets	$85,537,798
Outstanding Shares	6,729,231
Net Asset Value Per Share	$12.71
Maximum Sales Charge, 4.50% of offering price*	0.60
Offering to Public	$13.31

*	The maximum sales charge as a percentage of the net asset value per share for Balanced Equity Portfolio at September 30, 2003 was 4.72%.

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2003 were as follows:

Portfolios	Front-End Sales Charges
Low Duration Bond	$354,828.31
Intermediate Government Bond	101,741.16
Intermediate Bond	99,285.03
Core Bond Total Return	239,377.16
Core PLUS Total Return	0.00
Government Income	473,984.31
Managed Income	26,986.76
GNMA	235,816.79
High Yield Bond	1,030,307.43
International Bond	345,921.29
Tax-Free Income	32,281.22
Pennsylvania Tax-Free Income	43,305.42
New Jersey Tax-Free Income	76,206.43
Ohio Tax-Free Income	22,753.54
Delaware Tax-Free Income	89,771.01
Kentucky Tax-Free Income	34,329.23
Large Cap Value Equity	13,893.11
Large Cap Growth Equity	15,994.82
Mid-Cap Value Equity	2,910.17
Mid-Cap Growth Equity	17,062.28
Small Cap Value Equity	16,257.48
Small Cap Growth Equity	30,521.35
Small Cap Core Equity	0.00
U.S. Opportunities	56,350.49
Global Science & Technology Opportunities	15,595.13
European Equity	87.92
International Equity	14,606.36
International Opportunities	81,969.77
Asia Pacific Equity	3,312.95
Select Equity	11,769.60
Index Equity	103,850.05
Balanced	18,861.93

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 2002 were as follows:

Portfolios	Front-End Sales Charges
Low Duration Bond	$201,555.52
Intermediate Government Bond	46,761.39
Intermediate Bond	49,118.75
Core Bond Total Return	137,122.14
Core PLUS Total Return	0.00
Government Income	235,283.20
Managed Income	25,242.17
GNMA	134,106.96
High Yield Bond	294,129.93
International Bond	131,970.69
Tax-Free Income	16,109.14
Pennsylvania Tax-Free Income	40,314.91
New Jersey Tax-Free Income	64,329.38
Ohio Tax-Free Income	44,533.13
Delaware Tax-Free Income	26,514.27
Kentucky Tax-Free Income	8,321.12
Large Cap Value Equity	18,301.20
Large Cap Growth Equity	24,493.59
Mid-Cap Value Equity	15,228.31
Mid-Cap Growth Equity	38,601.68
Small Cap Value Equity	18,401.20

Portfolios	Front-End Sales Charges
Small Cap Growth Equity	27,778.41
Small Cap Core Equity	0.00
U.S. Opportunities	17,998.65
Global Science & Technology Opportunities	23,852.88
European Equity	147.22
International Equity	5,682.84
International Opportunities	81,358.90
Asia Pacific Equity	51.20
International Emerging Markets	93.68
Select Equity	20,153.79
Index Equity	121,268.19
Balanced	31,442.49

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 2001 were as follows:

Portfolios	Front-End Sales Charges
Low Duration Bond	$46,793
Intermediate Government Bond	33,441
Intermediate Bond	15,266
Core Bond Total Return	207,184
Government Income	65,738
Managed Income	42,562
GNMA	48,677
High Yield Bond	217,654
International Bond	150,922
Tax-Free Income	22,869
Pennsylvania Tax-Free Income	84,180
New Jersey Tax-Free Income	18,063
Ohio Tax-Free Income	10,879
Delaware Tax-Free Income	16,525
Kentucky Tax-Free Income	3,614
Large Cap Value Equity	108,733
Large Cap Growth Equity	155,688
Mid-Cap Value Equity	18,842
Mid-Cap Growth Equity	270,717
Small Cap Value Equity	27,850
Small Cap Growth Equity	133,192
U.S. Opportunities	73,738
Global Science & Technology Opportunities	342,911
European Equity	24,964
International Equity	33,314
International Opportunities	71,428
Asia Pacific Equity	156
Select Equity	82,509
Index Equity	178,148
Balanced	146,670

Institutional and BlackRock Shares

Purchase of Shares. Employees of BlackRock may buy BlackRock or Institutional Shares of the fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

Redemption of Shares. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Service Shares

Redemption of Shares. The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days’ written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above.

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a Portfolio, a Portfolio’s investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information. HL Shares of the Portfolios of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 760 Moore Road, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Shareholders of HL Shares of the Portfolios may redeem their shares through the check writing privilege. Upon receipt of the check writing application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. HL Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC Bank, as the investor’s agent, will cause the Fund to redeem a sufficient number of HL Shares owned to cover the check. When redeeming HL Shares by check, an investor should make certain that there is an adequate number of HL Shares in the account to cover the amount of the check. If an insufficient number of HL Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

Equity Portfolios. Each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the record day. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio’s distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio’s expenses incurred in operations will constitute the Index Equity Portfolio’s net income from which dividends are distributed as described above.

Bond Portfolios. Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Dividends may only be directed to one other Portfolio. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on “settled” shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

Money Market Portfolios. Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest. Each Money Market Portfolio’s net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

Financial Institutions

The Fund may authorize financial institutions, or their agents, to accept on the Fund’s behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Portfolio’s net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern Time) and once as of 4:00 p.m. (Eastern Time) on each day the NYSE is open for business (a “Business Day”). Each Portfolio’s net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund’s Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed ½ of 1% for a Money Market Portfolio, the Fund’s Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund’s Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio’s securities.

The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by each Bond Portfolio is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

PERFORMANCE INFORMATION

A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

Each of the Money Market Portfolios may advertise its “yield”, “effective yield” and total return for each class of Investor Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the income generated by an investment in a particular class of a Portfolio’s Investor shares over a seven-day period. This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. “Effective yield” is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio’s Investor Shares is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounded effect of this assumed reinvestment. A Municipal Portfolio’s “tax equivalent yield” may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio’s tax-free yield for a particular class of Investor Shares.

The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio’s investment adviser or other institutions directly to their customers’ accounts in connection with investments in the Portfolios will not be included in the Portfolios’ calculations of yield and performance.

Each Money Market Portfolio’s current and effective yields for Service, HL, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, HL, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized “tax-equivalent current yield” may be quoted for Service, HL, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing that portion of the Fund’s yield (as calculated above) that is exempt from Federal or State income tax by one minus a stated Federal or state income tax rate; and (b) adding the quotient to that portion of the Fund’s yield that is not tax-exempt. A standardized “tax equivalent effective yield quotation” may be computed separately for each class by:(a) dividing the portion of the Portfolio’s effective yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the effective yield that is not exempt from Federal and state income tax.

The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2003 before waivers was as follows:

Portfolio	Yield	Effective Yield	Tax-Equivalent Current Yield (assumes a Federal income tax rate of 35%)	Tax-Equivalent Effective Yield (assumes a Federal income tax rate of 35%)
Money Market
Institutional Shares	0.56%	0.56%	—	—
Service Shares	0.24%	0.24%	—	—
Investor A Shares	0.07%	0.07%	—	—
Investor B Shares	-0.53%	-0.53%	—	—
Investor C Shares	-0.53%	-0.53%	—	—
Hilliard Lyons Shares	0.07%	0.07%	—	—
U.S. Treasury Money Market
Institutional Shares	0.39%	0.39%	—	—
Service Shares	0.09%	0.09%	—	—
Investor A Shares	-0.08%	-0.08%	—	—
Municipal Money Market
Institutional Shares	0.47%	0.47%	0.72%	0.72%
Service Shares	0.17%	0.17%	0.26%	0.26%
Investor A Shares	0.00%	0.00%	0.00%	0.00%
Hilliard Lyons Shares	0.27%	0.27%	0.41%	0.42%
New Jersey Municipal Money Market
Institutional Shares	0.43%	0.44%	0.67%	0.68%
Service Shares	0.13%	0.13%	0.21%	0.20%
Investor A Shares	-0.04%	-0.04%	-0.05%	-0.06%
North Carolina Municipal Money Market
Institutional Shares	0.42%	0.42%	0.64%	0.65%
Service Shares	0.12%	0.12%	0.18%	0.18%
Investor A Shares	-0.05%	-0.05%	-0.08%	-0.08%
Ohio Municipal Money Market
Institutional Shares	0.59%	0.59%	0.91%	0.91%
Service Shares	0.29%	0.29%	0.45%	0.45%
Investor A Shares	0.12%	0.12%	0.19%	0.18%
Pennsylvania Municipal Money Market
Institutional Shares	0.49%	0.49%	0.75%	0.75%
Service Shares	0.19%	0.19%	0.29%	0.29%
Investor A Shares	0.02%	0.02%	0.03%	0.03%
Virginia Municipal Money Market
Institutional Shares	0.45%	0.45%	0.69%	0.69%
Service Shares	0.15%	0.15%	0.23%	0.23%

As of September 30, 2003 there were no Investor A shares outstanding with respect to the Virginia Municipal Money Market Portfolio.

At September 30, 2003 there were no Investor B shares outstanding, except with respect to the Money Market Portfolio.

At September 30, 2003 there were no Investor C shares outstanding, except with respect to the Money Market Portfolio.

The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2003 after waivers was as follows:

Portfolios	Yield	Effective Yield	Tax-Equivalent Current Yield (assumes a Federal income tax rate of 35%)	Tax-Equivalent Effective Yield (assumes a Federal income tax rate of 35%)
Money Market
Institutional Shares	0.74%	0.75%	—	—
Service Shares	0.44%	0.45%	—	—
Investor A Shares	0.28%	0.28%	—	—
Investor B Shares	0.03%	0.03%	—	—
Investor C Shares	0.03%	0.03%	—	—
Hilliard Lyons Shares	0.28%	0.28%	—	—
U.S. Treasury Money Market
Institutional Shares	0.66%	0.66%	—	—
Service Shares	0.36%	0.36%	—	—
Investor A Shares	0.19%	0.19%	—	—
Municipal Money Market
Institutional Shares	0.74%	0.74%	1.14%	1.14%
Service Shares	0.44%	0.44%	0.68%	0.68%
Investor A Shares	0.42%	0.42%	0.65%	0.65%
Hilliard Lyons Shares	0.54%	0.54%	0.83%	0.83%
New Jersey Municipal Money Market
Institutional Shares	0.74%	0.74%	1.14%	1.14%
Service Shares	0.44%	0.44%	0.68%	0.68%
Investor A Shares	0.42%	0.42%	0.65%	0.65%
North Carolina Municipal Money Market
Institutional Shares	0.85%	0.85%	1.31%	1.31%
Service Shares	0.55%	0.55%	0.85%	0.85%
Investor A Shares	0.53%	0.53%	0.82%	0.82%
Ohio Municipal Money Market
Institutional Shares	0.89%	0.89%	1.37%	1.37%
Service Shares	0.59%	0.59%	0.91%	0.91%
Investor A Shares	0.42%	0.42%	0.65%	0.65%
Pennsylvania Municipal Money Market
Institutional Shares	0.75%	0.75%	1.15%	1.15%
Service Shares	0.45%	0.45%	0.69%	0.69%
Investor A Shares	0.43%	0.43%	0.66%	0.66%
Virginia Municipal Money Market
Institutional Shares	0.82%	0.82%	1.26%	1.26%
Service Shares	0.72%	0.72%	1.11%	1.11%

The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on HL and Investor A Shares; and yields on HL and Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio’s Service, Investor A, Investor B, Investor C, Institutional or HL Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio’s Service, HL, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue’s Money Fund Average, which is an average compiled by IBC/Donoghue’s MONEY FUND REPORT®, a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

[GRAPHIC APPEARS HERE]

Where:	T	=	average annual total return.

	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P	=	hypothetical initial payment of $1,000.

	n	=	period covered by the computation, expressed in terms of years.

In calculating the ending redeemable value for Investor A Shares of the Fund’s Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund’s Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

Non-Money Market Portfolio	Predecessor Portfolio	Commencement of Operations of Predecessor Portfolio
New Jersey Tax-Free Income Portfolio	Compass Capital Group New Jersey Municipal Bond Fund	July 1, 1991

International Bond Portfolio	Compass Capital Group International Fixed Income Fund	July 1, 1991

Core Bond Total Return Portfolio	BFM Institutional Trust Core Fixed Income Portfolio	December 9, 1992

Low Duration Bond Portfolio	BFM Institutional Trust Short Duration Portfolio	July 17, 1992

In connection with the conversion of various common trust funds maintained by PNC Bank and PNC Bank, Delaware (“PNC-DE”), an affiliate of PNC Bank, into the Fund between May 1 and May 15, 1998 (the “CTF Conversion”), the Delaware Tax-Free Income Portfolio was established to receive the assets of the DE Tax-Free Income Fund of PNC-DE, the Kentucky Tax-Free Income Portfolio was established to receive the assets of the KY Tax-Free Income Fund of PNC Bank and the GNMA Portfolio was established to receive the assets of the GNMA Fund of PNC Bank. Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor common trust fund which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to the CTF Conversion:

Non-Money Market Portfolio	Predecessor Portfolio	Commencement of Operations of Predecessor Portfolio
Delaware Tax-Free Income Portfolio	PNC-DE Tax-Free Income Fund	October 20, 1965

Kentucky Tax Free Income Portfolio	PNC KY Tax-Free Income Fund	September 6, 1966

GNMA Portfolio	PNC GNMA Fund	June 1, 1990

Performance information presented for the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio is based upon the performance of the DE Tax-Free Income Fund, the KY Tax-Free Income Fund and the GNMA Fund, respectively, for periods prior to the CTF Conversion.

Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. As a result, where a Portfolio includes performance information of a related predecessor portfolio, the Fund Inception Date indicated in the following tables is the inception date of the related predecessor portfolio. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the “Subsequent Class”) has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio’s first operational predecessor class (the “Initial Class”); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 2003 were as follows:

Return Before Taxes

			Institutional Shares
			Institutional Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	4/20/1992	23.93	-6.19	0.24	7.95
Large Cap Growth Equity	11/1/1989	11/1/1989	21.91	-26.36	-7.84	3.13
Mid-Cap Value Equity	12/27/1996	12/27/1996	16.64	-0.49	4.01	4.61
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.92	-24.08	7.59	7.37
Small Cap Value Equity	4/13/1992	4/13/1992	29.96	6.20	8.11	9.76
Small Cap Growth Equity	9/14/1993	9/14/1993	36.22	-21.53	2.69	8.07
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.80	-20.10	22.29	19.03
European Equity	6/23/2000	6/23/2000	51.95	-24.06	N/A	-16.36
International Equity	4/27/1992	4/27/1992	10.60	-13.10	N/A	-13.42
International Opportunities	9/26/1997	9/26/1997	11.27	-12.45	-2.88	1.24
Asia Pacific Equity	6/23/2000	6/23/2000	31.06	-3.94	20.92	16.35
International Emerging Markets	6/17/1994	6/17/1994	17.86	-8.24	N/A	-9.76
Select Equity	9/13/1993	9/13/1993	22.80	-15.64	-3.79	6.32
Index Equity	4/20/1992	4/20/1992	24.20	-10.31	0.78	9.73
Balanced	5/14/1990	5/1/1992	17.84	-6.96	-0.01	6.94
Low Duration Bond	7/17/1992	7/17/1992	2.82	6.07	5.68	5.80
Intermediate Government Bond	4/20/1992	4/20/1992	3.09	7.91	6.17	6.02
Intermediate Bond	9/17/1993	9/17/1993	6.40	9.07	6.99	6.39
Core Bond Total Return	12/9/1992	12/9/1992	6.19	8.82	6.66	6.85
Core Plus Total Return	12/7/2001	12/7/2001	6.84	N/A	N/A	7.78
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	11/1/1989	7.00	9.03	6.85	6.50
GNMA	5/18/1998	5/18/1998	4.00	8.19	6.75	6.79
High Yield Bond	11/19/1998	11/19/1998	26.98	6.91	N/A	6.12
International Bond	7/1/1991	6/10/1996	10.89	9.59	7.50	8.56
Tax-Free Income	5/14/1990	1/21/1993	3.40	6.06	4.22	5.44
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	3.16	6.09	4.55	5.33
New Jersey Tax-Free Income	7/1/1991	5/4/1998	3.14	6.85	4.82	5.23
Ohio Tax-Free Income	12/1/1992	12/1/1992	2.79	7.47	5.25	5.58
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.63	7.13	5.11	5.15
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.36	5.87	4.17	4.81

Return Before Taxes

			Service Shares
			Service Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	7/29/1993	23.60	-6.45	-0.05	7.65
Large Cap Growth Equity	11/1/1989	7/28/1993	21.67	-26.58	-8.11	2.84
Mid-Cap Value Equity	12/27/1996	12/27/1996	16.28	-0.79	3.70	4.30
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.45	-24.33	7.26	7.04
Small Cap Value Equity	4/13/1992	7/29/1993	29.70	5.91	7.80	9.44
Small Cap Growth Equity	9/14/1993	9/15/1993	35.99	-21.71	2.42	7.73
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.32	-20.38	21.87	18.64
European Equity	6/23/2000	6/23/2000	51.82	-24.27	N/A	-16.58
International Equity	4/27/1992	7/29/1993	10.00	-13.35	N/A	-13.71
International Opportunities	9/26/1997	9/26/1997	11.02	-12.72	-3.19	0.92
Asia Pacific Equity	6/23/2000	6/23/2000	30.69	-4.30	20.47	15.99
International Emerging Markets	6/17/1994	6/17/1994	17.91	-8.39	N/A	-10.01
Select Equity	9/13/1993	9/15/1993	22.39	-15.92	-4.09	6.00
Index Equity	4/20/1992	7/29/1993	23.68	-10.70	0.37	9.35
Balanced	5/14/1990	7/29/1993	17.50	-7.23	-0.30	6.63
Low Duration Bond	7/17/1992	1/12/1996	2.52	5.76	5.37	5.55
Intermediate Government Bond	4/20/1992	7/29/1993	2.79	7.56	5.84	5.70
Intermediate Bond	9/17/1993	9/23/1993	6.08	8.75	6.68	6.08
Core Bond Total Return	12/9/1992	1/12/1996	5.98	8.50	6.34	6.60
Core Plus Total Return	12/7/2001	12/7/2001	6.53	N/A	N/A	7.60
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	7/29/1993	6.68	8.70	6.53	6.20
GNMA	5/18/1998	5/18/1998	3.58	7.84	6.42	6.46
High Yield Bond	11/19/1998	11/19/1998	26.61	6.59	N/A	5.76
International Bond	7/1/1991	7/1/1991	10.66	9.30	7.20	8.33
Tax-Free Income	5/14/1990	7/29/1993	2.99	5.71	3.89	5.13
Pennsylvania Tax-Free Income	12/1/1992	7/29/1993	2.86	5.78	4.23	5.01
New Jersey Tax-Free Income	7/1/1991	7/1/1991	2.84	6.53	4.51	5.06
Ohio Tax-Free Income	12/1/1992	7/29/1993	2.48	7.15	4.94	5.28
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.32	6.81	4.79	4.83
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.15	5.58	3.88	4.51

Return Before Taxes

			Investor A Shares
			Investor A Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	23.32	-6.60	-0.22	7.48	17.72	-8.02	-1.13	6.99
Large Cap Growth Equity	11/1/1989	3/14/1992	21.29	-26.72	-8.27	2.67	15.79	-27.83	-9.11	2.19
Mid-Cap Value Equity	12/27/1996	12/27/1996	16.01	-0.95	3.52	4.11	10.78	-2.47	2.57	3.41
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.26	-24.47	7.04	6.82	18.71	-25.62	6.06	6.10
Small Cap Value Equity	4/13/1992	6/2/1992	29.37	5.73	7.61	9.28	23.56	4.11	6.63	8.78
Small Cap Growth Equity	9/14/1993	9/15/1993	35.61	-21.88	2.19	7.54	29.51	-23.07	1.25	7.05
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	36.52	N/A	N/A	7.79
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.23	-20.48	21.73	18.50	19.96	-21.82	20.50	17.37
European Equity	6/23/2000	6/23/2000	51.12	-24.44	N/A	-16.77	43.47	-25.73	N/A	-18.03
International Equity	4/27/1992	6/2/1992	10.00	-13.48	N/A	-13.80	4.49	-14.95	N/A	-15.15
International Opportunities	9/26/1997	9/26/1997	10.85	-12.97	-3.43	0.72	5.29	-14.44	-4.41	0.20
Asia Pacific Equity	6/23/2000	6/23/2000	30.45	-4.42	20.28	15.76	23.90	-6.04	19.06	14.77
International Emerging Markets	6/17/1994	6/17/1994	17.57	-9.05	N/A	-10.61	11.74	-10.58	N/A	-12.01
Select Equity	9/13/1993	10/13/1993	22.09	-16.05	-4.24	5.85	16.55	-17.33	-5.12	5.36
Index Equity	4/20/1992	6/2/1992	23.41	-10.84	0.20	9.18	19.73	-11.74	-0.41	8.85
Balanced	5/14/1990	5/14/1990	17.31	-7.40	-0.45	6.48	12.07	-8.82	-1.36	5.98
Low Duration Bond	7/17/1992	1/12/1996	2.47	5.66	5.23	5.43	-0.63	4.60	4.59	5.11
Intermediate Government Bond	4/20/1992	5/11/1992	2.60	7.43	5.71	5.58	-1.48	5.99	4.84	5.15
Intermediate Bond	9/17/1993	5/20/1994	6.03	8.61	6.52	5.94	1.78	7.14	5.66	5.51
Core Bond Total Return	12/9/1992	1/31/1996	5.92	8.39	6.21	6.48	1.65	6.93	5.35	6.05
Core Plus Total Return	12/7/2001	12/7/2001	6.47	N/A	N/A	7.39	2.21	N/A	N/A	4.98
Government Income	10/3/1994	10/3/1994	4.34	10.26	7.25	8.48	-0.38	8.59	6.27	7.93
Managed Income	11/1/1989	2/5/1992	6.50	8.52	6.35	6.00	1.75	6.86	5.38	5.51
GNMA	5/18/1998	5/18/1998	3.50	7.84	6.33	6.33	-0.66	6.40	5.47	5.90
High Yield Bond	11/19/1998	11/19/1998	26.25	6.36	N/A	5.59	19.86	4.56	N/A	4.48
International Bond	7/1/1991	4/22/1996	10.48	9.11	7.02	8.19	4.99	7.27	5.93	7.64
Tax-Free Income	5/14/1990	5/14/1990	2.91	5.57	3.73	4.95	-1.17	4.13	2.89	4.53
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	2.59	5.56	4.06	4.88	-1.50	4.14	3.22	4.45
New Jersey Tax-Free Income	7/1/1991	1/26/1996	2.75	6.36	4.33	4.92	-1.35	4.92	3.49	4.50
Ohio Tax-Free Income	12/1/1992	12/1/1992	2.31	6.97	4.76	5.17	-1.77	5.51	3.92	4.74
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.15	6.63	4.62	4.66	-1.95	5.20	3.77	4.23
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.87	5.37	3.68	4.32	-1.20	3.95	2.84	3.90

Return Before Taxes

			Investor B Shares
			Investor B Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	22.42	-7.34	-1.00	6.84	17.92	-8.31	-1.31	6.84
Large Cap Growth Equity	11/1/1989	3/14/1992	20.30	-27.27	-8.97	2.07	15.80	-28.00	-9.22	2.07
Mid-Cap Value Equity	12/27/1996	12/27/1996	15.20	-1.69	2.75	3.39	10.70	-2.75	2.38	3.39
Mid-Cap Growth Equity	12/27/1996	12/27/1996	23.29	-25.03	6.28	6.09	18.79	-25.59	6.08	6.09
Small Cap Value Equity	4/13/1992	6/2/1992	28.52	4.95	6.81	8.58	24.02	4.11	6.53	8.58
Small Cap Growth Equity	9/14/1993	9/15/1993	34.73	-22.45	1.49	6.93	30.23	-23.07	1.25	6.93
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	39.21	N/A	N/A	8.89
Global Science & Technology Opportunities	5/15/2000	5/15/2000	25.30	-21.06	20.82	17.66	20.80	-21.72	20.63	17.57
European Equity	6/23/2000	6/23/2000	50.14	-25.04	N/A	-17.41	45.64	-25.92	N/A	-18.15
International Equity	4/27/1992	6/2/1992	9.19	-14.17	N/A	-14.48	4.69	-15.17	N/A	-15.27
International Opportunities	9/26/1997	9/26/1997	9.91	-13.55	-4.08	0.11	5.41	-14.39	-4.35	0.11
Asia Pacific Equity	6/23/2000	6/23/2000	29.42	-5.12	19.44	14.94	24.92	-6.24	19.24	14.94
International Emerging Markets	6/17/1994	6/17/1994	16.64	-9.22	N/A	-10.74	12.14	-10.27	N/A	-11.54
Select Equity	9/13/1993	10/13/1993	21.34	-16.65	-4.96	5.26	16.84	-17.47	-5.24	5.26
Index Equity	4/20/1992	6/2/1992	22.59	-11.50	-0.55	8.58	18.09	-12.54	-0.94	8.58
Balanced	5/14/1990	5/14/1990	16.51	-8.08	-1.21	5.77	12.01	-8.96	-1.50	5.77
Low Duration Bond	7/17/1992	1/12/1996	1.70	4.84	4.43	4.88	-2.79	3.77	4.09	4.88
Intermediate Government Bond	4/20/1992	5/11/1992	1.84	6.62	4.89	5.02	-2.58	5.58	4.56	5.02
Intermediate Bond	9/17/1993	5/20/1994	5.24	7.80	5.73	5.50	0.74	6.79	5.41	5.50
Core Bond Total Return	12/9/1992	1/31/1996	5.13	7.59	5.42	5.88	0.63	6.57	5.10	5.88
Core Plus Total Return	12/7/2001	12/7/2001	5.68	N/A	N/A	6.72	1.18	N/A	N/A	4.61
Government Income	10/3/1994	10/3/1994	3.56	9.44	6.45	7.69	-0.91	8.46	6.14	7.69
Managed Income	11/1/1989	2/5/1992	5.71	7.72	5.56	5.51	1.21	6.70	5.23	5.51
GNMA	5/18/1998	5/18/1998	2.74	6.92	5.48	5.52	-1.67	5.89	5.16	5.52
High Yield Bond	11/19/1998	11/19/1998	25.34	5.61	N/A	4.79	20.84	4.70	N/A	4.53
International Bond	7/1/1991	4/22/1996	9.65	8.31	6.22	7.59	5.15	7.30	5.91	7.59
Tax-Free Income	5/14/1990	5/14/1990	2.14	4.78	2.96	4.39	-2.29	3.71	2.61	4.39
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	1.93	4.85	3.29	4.22	-2.51	3.77	2.95	4.22
New Jersey Tax-Free Income	7/1/1991	1/26/1996	1.98	5.57	3.56	4.36	-2.43	4.51	3.22	4.36
Ohio Tax-Free Income	12/1/1992	12/1/1992	1.54	6.18	3.98	4.46	-2.87	5.13	3.64	4.46
Delaware Tax-Free Income	5/11/1998	5/11/1998	1.38	5.84	3.84	3.88	-2.99	4.79	3.50	3.88
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.11	4.59	2.91	3.54	-2.31	3.51	2.57	3.54

Return Before Taxes

			Investor C Shares
			Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	8/16/1996	22.40	-7.32	-0.98	6.85	21.40	-7.32	-0.98	6.85
Large Cap Growth Equity	11/1/1989	1/24/1997	20.53	-27.26	-8.99	2.06	19.53	-27.26	-8.99	2.06
Mid-Cap Value Equity	12/27/1996	12/27/1996	15.20	-1.69	2.75	3.39	14.20	-1.69	2.75	3.39
Mid-Cap Growth Equity	12/27/1996	12/27/1996	23.29	-25.02	6.28	6.09	22.29	-25.02	6.28	6.09
Small Cap Value Equity	4/13/1992	10/1/1996	28.42	4.93	6.81	8.57	27.42	4.93	6.81	8.57
Small Cap Growth Equity	9/14/1993	9/6/1996	34.73	-22.43	1.49	6.93	33.73	-22.43	1.49	6.93
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	42.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	25.32	-21.07	20.81	17.65	24.32	-21.07	20.81	17.65
European Equity	6/23/2000	6/23/2000	50.14	-25.04	N/A	-17.41	49.14	-25.04	N/A	-17.41
International Equity	4/27/1992	12/5/1996	9.17	-14.12	N/A	-14.44	8.17	-14.12	N/A	-14.44
International Opportunities	9/26/1997	9/26/1997	10.61	-13.19	-3.84	0.24	9.61	-13.19	-3.84	0.24
Asia Pacific Equity	6/23/2000	6/23/2000	29.49	-5.11	19.45	14.95	28.49	-5.11	19.45	14.95
International Emerging Markets	6/17/1994	3/21/1997	16.64	-9.26	N/A	-10.74	15.64	-9.26	N/A	-10.74
Select Equity	9/13/1993	9/27/1996	21.22	-16.66	-4.97	5.25	20.22	-16.66	-4.97	5.25
Index Equity	4/20/1992	8/14/1996	22.52	-11.52	-0.56	8.57	21.52	-11.52	-0.56	8.57
Balanced	5/14/1990	12/20/1996	16.51	-8.08	-1.21	5.77	15.51	-8.08	-1.21	5.77
Low Duration Bond	7/17/1992	2/24/1997	1.70	4.84	4.43	4.88	0.71	4.84	4.43	4.88
Intermediate Government Bond	4/20/1992	10/8/1996	1.84	6.65	4.91	5.03	0.86	6.65	4.91	5.03
Intermediate Bond	9/17/1993	10/16/1998	5.24	7.80	5.75	5.51	4.24	7.80	5.75	5.51
Core Bond Total Return	12/9/1992	2/28/1997	5.02	7.59	5.42	5.88	4.02	7.59	5.42	5.88
Core Plus Total Return	12/7/2001	12/7/2001	5.68	N/A	N/A	6.72	4.68	N/A	N/A	6.72
Government Income	10/3/1994	2/28/1997	3.56	9.42	6.42	7.67	2.57	9.42	6.42	7.67
Managed Income	11/1/1989	11/23/1998	5.82	7.70	5.53	5.49	4.82	7.70	5.53	5.49
GNMA	5/18/1998	5/18/1998	2.64	6.89	5.45	5.50	1.66	6.89	5.45	5.50
High Yield Bond	11/19/1998	11/19/1998	25.48	5.61	N/A	4.80	24.48	5.61	N/A	4.80
International Bond	7/1/1991	9/11/1996	9.63	8.36	6.25	7.60	8.63	8.36	6.25	7.60
Tax-Free Income	5/14/1990	2/28/1997	2.14	4.75	2.96	4.39	1.16	4.75	2.96	4.39
Pennsylvania Tax-Free Income	12/1/1992	8/14/1998	1.92	4.83	3.34	4.25	0.94	4.83	3.34	4.25
New Jersey Tax-Free Income	7/1/1991	12/9/1998	1.89	5.62	3.58	4.37	0.91	5.62	3.58	4.37
Ohio Tax-Free Income	12/1/1992	8/25/1998	1.54	6.18	3.98	4.46	0.56	6.18	3.98	4.46
Delaware Tax-Free Income	5/11/1998	5/11/1998	1.38	5.84	3.84	3.88	0.41	5.84	3.84	3.88
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.10	4.58	2.94	3.56	1.12	4.58	2.94	3.56

Return Before Taxes

		Black Rock Shares
			BlackRock Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann., If Shorter)
Low Duration Bond	7/17/1992	6/3/1997	2.98	6.27	5.84	5.90
Intermediate Bond	9/17/1993	5/1/1998	6.56	9.23	7.15	6.48
Core Bond Total Return	12/9/1992	5/1/1997	6.33	9.05	6.86	6.97
Core Plus Total Return	12/7/2001	12/7/2001	7.00	N/A	N/A	7.95
High Yield Bond	11/19/1998	11/19/1998	27.17	7.07	N/A	6.23
Government Income	10/3/1994	2/10/2003	4.84	10.43	7.35	8.54
GNMA	5/18/1998	12/20/2002	4.09	8.22	6.77	6.80

Return After Taxes On Distributions

			Institutional Shares
			Institutional Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	4/20/1992	23.28	-7.27	-1.32	5.47
Large Cap Growth Equity	11/1/1989	11/1/1989	21.91	-27.27	-9.41	1.48
Mid-Cap Value Equity	12/27/1996	12/27/1996	14.96	-1.17	3.36	3.85
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.92	-27.56	2.36	3.45
Small Cap Value Equity	4/13/1992	4/13/1992	26.09	3.31	5.93	7.33
Small Cap Growth Equity	9/14/1993	9/14/1993	36.22	-23.75	-0.02	6.30
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.80	-23.19	18.52	15.63
European Equity	6/23/2000	6/23/2000	51.95	-24.06	N/A	-16.36
International Equity	4/27/1992	4/27/1992	10.66	-13.34	N/A	-13.64
International Opportunities	9/26/1997	9/26/1997	11.27	-13.43	-4.33	-0.17
Asia Pacific Equity	6/23/2000	6/23/2000	31.06	-3.97	18.98	14.75
International Emerging Markets	6/17/1994	6/17/1994	17.82	-8.66	N/A	-10.14
Select Equity	9/13/1993	9/13/1993	22.26	-16.69	-5.01	4.72
Index Equity	4/20/1992	4/20/1992	23.51	-10.72	0.32	8.38
Balanced	5/14/1990	5/1/1992	16.65	-8.88	-1.93	4.92
Low Duration Bond	7/17/1992	7/17/1992	1.73	4.25	3.60	3.58
Intermediate Government Bond	4/20/1992	4/20/1992	1.32	5.77	3.88	3.65
Intermediate Bond	9/17/1993	9/17/1993	4.35	6.61	4.44	3.81
Core Bond Total Return	12/9/1992	12/9/1992	3.94	6.27	3.94	3.90
Core Plus Total Return	12/7/2001	12/7/2001	4.88	N/A	N/A	5.80
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	11/1/1989	4.77	6.66	4.27	3.78
GNMA	5/18/1998	5/18/1998	1.79	5.42	4.03	4.07
High Yield Bond	11/19/1998	11/19/1998	22.41	2.37	N/A	1.63
International Bond	7/1/1991	6/10/1996	8.78	6.30	4.46	5.10
Tax-Free Income	5/14/1990	1/21/1993	3.39	6.06	4.18	5.30
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	3.16	6.08	4.54	5.31
New Jersey Tax-Free Income	7/1/1991	5/4/1998	3.14	6.84	4.80	5.21
Ohio Tax-Free Income	12/1/1992	12/1/1992	2.78	7.47	5.23	5.57
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.62	7.12	5.03	5.11
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.36	5.86	4.08	4.77

Return After Taxes On Distributions

			Service Shares
			Service Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	7/29/1993	23.10	-7.42	-1.48	5.29
Large Cap Growth Equity	11/1/1989	7/28/1993	21.67	-27.50	-9.69	1.24
Mid-Cap Value Equity	12/27/1996	12/27/1996	14.60	-1.44	3.13	3.62
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.45	-27.85	1.98	3.08
Small Cap Value Equity	4/13/1992	7/29/1993	25.83	3.08	5.70	7.12
Small Cap Growth Equity	9/14/1993	9/15/1993	35.99	-23.96	-0.33	5.95
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.32	-23.46	18.11	15.26
European Equity	6/23/2000	6/23/2000	51.82	-24.27	N/A	-16.58
International Equity	4/27/1992	7/29/1993	10.00	-13.55	N/A	-13.89
International Opportunities	9/26/1997	9/26/1997	11.02	-13.71	-4.60	-0.42
Asia Pacific Equity	6/23/2000	6/23/2000	30.69	-4.33	18.54	14.40
International Emerging Markets	6/17/1994	6/17/1994	17.85	-8.70	N/A	-10.29
Select Equity	9/13/1993	9/15/1993	22.39	-16.83	-5.18	4.54
Index Equity	4/20/1992	7/29/1993	23.13	-11.01	0.03	8.13
Balanced	5/14/1990	7/29/1993	16.44	-9.04	-2.10	4.73
Low Duration Bond	7/17/1992	1/12/1996	1.53	4.06	3.41	3.43
Intermediate Government Bond	4/20/1992	7/29/1993	1.13	5.54	3.67	3.46
Intermediate Bond	9/17/1993	9/23/1993	4.15	6.41	4.25	3.62
Core Bond Total Return	12/9/1992	1/12/1996	3.84	6.08	3.75	3.75
Core Plus Total Return	12/7/2001	12/7/2001	4.68	N/A	N/A	5.69
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	7/29/1993	4.57	6.46	4.08	3.60
GNMA	5/18/1998	5/18/1998	1.49	5.19	3.81	3.87
High Yield Bond	11/19/1998	11/19/1998	22.18	2.18	N/A	1.42
International Bond	7/1/1991	7/1/1991	8.67	6.13	4.29	4.97
Tax-Free Income	5/14/1990	7/29/1993	2.99	5.71	3.85	4.99
Pennsylvania Tax-Free Income	12/1/1992	7/29/1993	2.86	5.77	4.21	4.99
New Jersey Tax-Free Income	7/1/1991	7/1/1991	2.83	6.53	4.48	5.04
Ohio Tax-Free Income	12/1/1992	7/29/1993	2.47	7.15	4.92	5.26
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.32	6.81	4.71	4.79
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.15	5.58	3.79	4.46

Return After Taxes On Distributions

			Investor A Shares
			Investor A Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	22.88	-7.50	-1.59	5.19	17.30	-8.91	-2.49	4.70
Large Cap Growth Equity	11/1/1989	3/14/1992	21.29	-27.64	-9.85	1.09	15.79	-28.74	-10.68	0.62
Mid-Cap Value Equity	12/27/1996	12/27/1996	14.33	-1.57	2.99	3.48	9.18	-3.08	2.05	2.78
Mid-Cap Growth Equity	12/27/1996	12/27/1996	24.26	-28.01	1.72	2.84	18.71	-29.11	0.79	2.14
Small Cap Value Equity	4/13/1992	6/2/1992	25.51	2.93	5.56	7.01	19.87	1.35	4.60	6.52
Small Cap Growth Equity	9/14/1993	9/15/1993	35.61	-24.16	-0.58	5.75	29.51	-25.31	-1.49	5.27
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	36.52	N/A	N/A	7.79
Global Science & Technology Opportunities	5/15/2000	5/15/2000	26.23	-23.54	17.98	15.12	19.96	-24.83	16.78	14.03
European Equity	6/23/2000	6/23/2000	51.12	-24.44	N/A	-16.77	43.47	-25.73	N/A	-18.03
International Equity	4/27/1992	6/2/1992	10.00	-13.64	N/A	-13.94	4.49	-15.10	N/A	-15.29
International Opportunities	9/26/1997	9/26/1997	10.85	-13.96	-4.83	-0.59	5.29	-15.41	-5.80	-1.11
Asia Pacific Equity	6/23/2000	6/23/2000	30.45	-4.45	18.40	14.22	23.90	-6.07	17.19	13.25
International Emerging Markets	6/17/1994	6/17/1994	17.57	-9.35	N/A	-10.88	11.74	-10.87	N/A	-12.27
Select Equity	9/13/1993	10/13/1993	21.69	-17.05	-5.64	4.24	16.17	-18.31	-6.51	3.76
Index Equity	4/20/1992	6/2/1992	22.93	-11.09	-0.08	8.03	19.27	-11.99	-0.69	7.70
Balanced	5/14/1990	5/14/1990	16.33	-9.15	-2.20	4.64	11.12	-10.54	-3.09	4.15
Low Duration Bond	7/17/1992	1/12/1996	1.50	4.01	3.34	3.37	-1.57	2.97	2.71	3.05
Intermediate Government Bond	4/20/1992	5/11/1992	1.02	5.49	3.61	3.40	-3.01	4.07	2.76	2.98
Intermediate Bond	9/17/1993	5/20/1994	4.12	6.33	4.15	3.54	-0.06	4.89	3.31	3.12
Core Bond Total Return	12/9/1992	1/31/1996	3.81	6.03	3.68	3.69	-0.37	4.59	2.84	3.26
Core Plus Total Return	12/7/2001	12/7/2001	4.65	N/A	N/A	5.56	0.46	N/A	N/A	3.19
Government Income	10/3/1994	10/3/1994	2.52	8.04	4.89	5.74	-2.12	6.40	3.93	5.20
Managed Income	11/1/1989	2/5/1992	4.45	6.35	3.97	3.48	-0.20	4.72	3.02	3.00
GNMA	5/18/1998	5/18/1998	1.47	5.28	3.80	3.81	-2.60	3.87	2.96	3.39
High Yield Bond	11/19/1998	11/19/1998	21.90	2.03	N/A	1.31	15.73	0.30	N/A	0.24
International Bond	7/1/1991	4/22/1996	8.55	6.02	4.18	4.88	3.16	4.23	3.12	4.35
Tax-Free Income	5/14/1990	5/14/1990	2.91	5.56	3.69	4.81	-1.17	4.12	2.85	4.39
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	2.58	5.56	4.04	4.86	-1.51	4.13	3.20	4.43
New Jersey Tax-Free Income	7/1/1991	1/26/1996	2.74	6.35	4.31	4.90	-1.35	4.92	3.46	4.47
Ohio Tax-Free Income	12/1/1992	12/1/1992	2.30	6.97	4.74	5.15	-1.77	5.51	3.90	4.72
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.14	6.62	4.54	4.62	-1.95	5.20	3.69	4.19
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.87	5.37	3.60	4.28	-1.20	3.94	2.75	3.85

Return After Taxes On Distributions

			Investor B Shares
			Investor B Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	22.33	-8.06	-2.15	4.73	17.83	-9.05	-2.46	4.73
Large Cap Growth Equity	11/1/1989	3/14/1992	20.30	-28.22	-10.60	0.47	15.80	-28.97	-10.86	0.47
Mid-Cap Value Equity	12/27/1996	12/27/1996	13.48	-2.30	2.27	2.84	8.98	-3.37	1.90	2.84
Mid-Cap Growth Equity	12/27/1996	12/27/1996	23.29	-28.67	0.85	2.02	18.79	-29.29	0.61	2.02
Small Cap Value Equity	4/13/1992	6/2/1992	24.47	2.09	4.79	6.35	19.97	1.20	4.49	6.35
Small Cap Growth Equity	9/14/1993	9/15/1993	34.73	-24.81	-1.38	5.09	30.23	-25.48	-1.65	5.09
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	39.21	N/A	N/A	8.89
Global Science & Technology Opportunities	5/15/2000	5/15/2000	25.30	-24.08	17.11	14.31	20.80	-24.80	16.89	14.21
European Equity	6/23/2000	6/23/2000	50.14	-25.04	N/A	-17.41	45.64	-25.92	N/A	-18.15
International Equity	4/27/1992	6/2/1992	9.19	-14.24	N/A	-14.54	4.69	-15.24	N/A	-15.33
International Opportunities	9/26/1997	9/26/1997	9.91	-14.55	-5.44	-1.13	5.41	-15.42	-5.72	-1.13
Asia Pacific Equity	6/23/2000	6/23/2000	29.42	-5.15	17.63	13.47	24.92	-6.27	17.42	13.47
International Emerging Markets	6/17/1994	6/17/1994	16.64	-9.51	N/A	-11.00	12.14	-10.57	N/A	-11.81
Select Equity	9/13/1993	10/13/1993	21.34	-17.57	-6.03	3.88	16.84	-18.41	-6.33	3.88
Index Equity	4/20/1992	6/2/1992	22.43	-11.54	-0.62	7.59	17.93	-12.58	-1.02	7.59
Balanced	5/14/1990	5/14/1990	15.82	-9.56	-2.66	4.18	11.32	-10.47	-2.98	4.18
Low Duration Bond	7/17/1992	1/12/1996	1.01	3.50	2.84	3.03	-3.48	2.40	2.48	3.03
Intermediate Government Bond	4/20/1992	5/11/1992	0.53	4.98	3.11	3.05	-3.89	3.91	2.75	3.05
Intermediate Bond	9/17/1993	5/20/1994	3.62	5.83	3.68	3.27	-0.88	4.78	3.33	3.27
Core Bond Total Return	12/9/1992	1/31/1996	3.31	5.54	3.20	3.33	-1.19	4.48	2.85	3.33
Core Plus Total Return	12/7/2001	12/7/2001	4.15	N/A	N/A	5.14	-0.35	N/A	N/A	3.00
Government Income	10/3/1994	10/3/1994	2.03	7.54	4.41	5.27	-2.44	6.52	4.07	5.27
Managed Income	11/1/1989	2/5/1992	3.96	5.86	3.50	3.19	-0.55	4.81	3.15	3.19
GNMA	5/18/1998	5/18/1998	0.99	4.66	3.27	3.31	-3.42	3.59	2.92	3.31
High Yield Bond	11/19/1998	11/19/1998	21.33	1.59	N/A	0.84	16.83	0.60	N/A	0.53
International Bond	7/1/1991	4/22/1996	8.03	5.53	3.70	4.53	3.53	4.47	3.36	4.53
Tax-Free Income	5/14/1990	5/14/1990	2.14	4.78	2.92	4.25	-2.30	3.70	2.58	4.25
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	1.93	4.84	3.28	4.21	-2.51	3.77	2.93	4.21
New Jersey Tax-Free Income	7/1/1991	1/26/1996	1.98	5.56	3.53	4.34	-2.43	4.50	3.19	4.34
Ohio Tax-Free Income	12/1/1992	12/1/1992	1.54	6.17	3.96	4.45	-2.87	5.13	3.62	4.45
Delaware Tax-Free Income	5/11/1998	5/11/1998	1.38	5.83	3.76	3.84	-2.99	4.78	3.42	3.84
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.10	4.58	2.83	3.50	-2.32	3.50	2.49	3.50

Return After Taxes On Distributions

			Investor C Shares
			Investor C Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	8/16/1996	22.31	-8.03	-2.13	4.74	21.31	-8.03	-2.13	4.74
Large Cap Growth Equity	11/1/1989	1/24/1997	20.53	-28.21	-10.62	0.46	19.53	-28.21	-10.62	0.46
Mid-Cap Value Equity	12/27/1996	12/27/1996	13.48	-2.30	2.27	2.84	12.48	-2.30	2.27	2.84
Mid-Cap Growth Equity	12/27/1996	12/27/1996	23.29	-28.66	0.86	2.02	22.29	-28.66	0.86	2.02
Small Cap Value Equity	4/13/1992	10/1/1996	24.37	2.07	4.79	6.35	23.37	2.07	4.79	6.35
Small Cap Growth Equity	9/14/1993	9/6/1996	34.73	-24.80	-1.37	5.09	33.73	-24.80	-1.37	5.09
U.S. Opportunities	5/1/1998	5/1/1998	43.71	N/A	N/A	11.03	42.71	N/A	N/A	11.03
Global Science & Technology Opportunities	5/15/2000	5/15/2000	25.32	-24.09	17.09	14.30	24.32	-24.09	17.09	14.30
European Equity	6/23/2000	6/23/2000	50.14	-25.04	N/A	-17.41	49.14	-25.04	N/A	-17.41
International Equity	4/27/1992	12/5/1996	9.17	-14.19	N/A	-14.50	8.17	-14.19	N/A	-14.50
International Opportunities	9/26/1997	9/26/1997	10.61	-14.20	-5.20	-1.01	9.61	-14.20	-5.20	-1.01
Asia Pacific Equity	6/23/2000	6/23/2000	29.49	-5.14	17.65	13.48	28.49	-5.14	17.65	13.48
International Emerging Markets	6/17/1994	3/21/1997	16.64	-9.55	N/A	-11.00	15.64	-9.55	N/A	-11.00
Select Equity	9/13/1993	9/27/1996	21.22	-17.58	-6.04	3.87	20.22	-17.58	-6.04	3.87
Index Equity	4/20/1992	8/14/1996	22.36	-11.56	-0.63	7.58	21.36	-11.56	-0.63	7.58
Balanced	5/14/1990	12/20/1996	15.82	-9.56	-2.66	4.18	14.82	-9.56	-2.66	4.18
Low Duration Bond	7/17/1992	2/24/1997	1.01	3.50	2.84	3.03	0.01	3.50	2.84	3.03
Intermediate Government Bond	4/20/1992	10/8/1996	0.53	5.01	3.12	3.06	-0.45	5.01	3.12	3.06
Intermediate Bond	9/17/1993	10/16/1998	3.62	5.83	3.70	3.28	2.62	5.83	3.70	3.28
Core Bond Total Return	12/9/1992	2/28/1997	3.20	5.54	3.20	3.33	2.20	5.54	3.20	3.33
Core Plus Total Return	12/7/2001	12/7/2001	4.15	N/A	N/A	5.14	3.15	N/A	N/A	5.14
Government Income	10/3/1994	2/28/1997	2.03	7.51	4.38	5.24	1.04	7.51	4.38	5.24
Managed Income	11/1/1989	11/23/1998	4.06	5.84	3.47	3.17	3.06	5.84	3.47	3.17
GNMA	5/18/1998	5/18/1998	0.90	4.63	3.23	3.29	-0.08	4.63	3.23	3.29
High Yield Bond	11/19/1998	11/19/1998	21.48	1.60	N/A	0.85	20.48	1.60	N/A	0.85
International Bond	7/1/1991	9/11/1996	8.02	5.59	3.73	4.54	7.02	5.59	3.73	4.54
Tax-Free Income	5/14/1990	2/28/1997	2.14	4.75	2.92	4.25	1.16	4.75	2.92	4.25
Pennsylvania Tax-Free Income	12/1/1992	8/14/1998	1.92	4.83	3.33	4.23	0.93	4.83	3.33	4.23
New Jersey Tax-Free Income	7/1/1991	12/9/1998	1.89	5.61	3.55	4.35	0.91	5.61	3.55	4.35
Ohio Tax-Free Income	12/1/1992	8/25/1998	1.54	6.17	3.96	4.45	0.56	6.17	3.96	4.45
Delaware Tax-Free Income	5/11/1998	5/11/1998	1.38	5.83	3.76	3.84	0.41	5.83	3.76	3.84
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.10	4.57	2.86	3.52	1.12	4.57	2.86	3.52

Return After Taxes On Distributions

		BlackRock Shares
			Black Rock Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Low Duration Bond	7/17/1992	6/3/1997	1.83	4.39	3.69	3.64
Intermediate Bond	9/17/1993	5/1/1998	4.45	6.71	4.53	3.86
Core Bond Total Return	12/9/1992	5/1/1997	4.03	6.44	4.08	3.98
Core Plus Total Return	12/7/2001	12/7/2001	4.99	N/A	N/A	5.91
High Yield Bond	11/19/1998	11/19/1998	22.53	2.47	N/A	1.70
Government Income	10/3/1994	2/10/2003	2.87	8.16	4.96	5.78
GNMA	5/18/1998	12/20/2002	1.85	5.44	4.04	4.08

Return After Taxes On Distributions

and Sale of Shares

			Institutional Shares
			Total Return After Taxes on Distributions and Sales of Shares
			Institutional Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	4/20/1992	15.52	-5.52	-0.29	5.76
Large Cap Growth Equity	11/1/1989	11/1/1989	14.24	-21.17	-6.24	2.52
Mid-Cap Value Equity	12/27/1996	12/27/1996	11.78	-0.65	3.15	3.58
Mid-Cap Growth Equity	12/27/1996	12/27/1996	16.20	-20.66	4.38	4.77
Small Cap Value Equity	4/13/1992	4/13/1992	21.24	4.02	6.00	7.21
Small Cap Growth Equity	9/14/1993	9/14/1993	23.54	-17.92	1.58	6.61
U.S. Opportunities	5/1/1998	5/1/1998	28.41	N/A	N/A	9.43
Global Science & Technology Opportunities	5/15/2000	5/15/2000	17.42	-17.74	17.92	15.18
European Equity	6/23/2000	6/23/2000	33.76	-19.47	N/A	-13.41
International Equity	4/27/1992	4/27/1992	7.15	-10.97	N/A	-11.18
International Opportunities	9/26/1997	9/26/1997	7.33	-10.36	-2.45	0.72
Asia Pacific Equity	6/23/2000	6/23/2000	20.19	-3.35	17.11	13.31
International Emerging Markets	6/17/1994	6/17/1994	11.60	-7.15	N/A	-8.36
Select Equity	9/13/1993	9/13/1993	14.74	-12.94	-3.23	4.97
Index Equity	4/20/1992	4/20/1992	15.68	-8.85	0.40	7.74
Balanced	5/14/1990	5/1/1992	11.52	-6.56	-0.75	5.05
Low Duration Bond	7/17/1992	7/17/1992	1.80	4.06	3.53	3.54
Intermediate Government Bond	4/20/1992	4/20/1992	1.94	5.44	3.82	3.63
Intermediate Bond	9/17/1993	9/17/1993	4.06	6.22	4.35	3.80
Core Bond Total Return	12/9/1992	12/9/1992	3.90	5.96	3.95	3.94
Core Plus Total Return	12/7/2001	12/7/2001	4.37	N/A	N/A	5.42
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	11/1/1989	4.44	6.25	4.21	3.79
GNMA	5/18/1998	5/18/1998	2.52	5.28	4.05	4.06
High Yield Bond	11/19/1998	11/19/1998	17.10	2.98	N/A	2.33
International Bond	7/1/1991	6/10/1996	6.93	6.08	4.46	5.11
Tax-Free Income	5/14/1990	1/21/1993	3.88	5.93	4.29	5.30
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	3.67	5.94	4.58	5.27
New Jersey Tax-Free Income	7/1/1991	5/4/1998	3.90	6.65	4.84	5.17
Ohio Tax-Free Income	12/1/1992	12/1/1992	3.48	7.18	5.22	5.51
Delaware Tax-Free Income	5/11/1998	5/11/1998	3.62	6.86	5.03	5.09
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.99	5.78	4.22	4.80

Return After Taxes On Distributions

and Sale of Shares

			Total Return After Taxes on Distributions and Sale of Shares
			Service Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	7/29/1993	15.31	-5.67	-0.46	5.58
Large Cap Growth Equity	11/1/1989	7/28/1993	14.08	-21.33	-6.43	2.32
Mid-Cap Value Equity	12/27/1996	12/27/1996	11.56	-0.88	2.93	3.37
Mid-Cap Growth Equity	12/27/1996	12/27/1996	15.89	-20.84	4.09	4.48
Small Cap Value Equity	4/13/1992	7/29/1993	21.09	3.82	5.78	7.01
Small Cap Growth Equity	9/14/1993	9/15/1993	23.39	-18.05	1.36	6.32
U.S. Opportunities	5/1/1998	5/1/1998	28.41	N/A	N/A	9.43
Global Science & Technology Opportunities	5/15/2000	5/15/2000	17.11	-17.94	17.56	14.86
European Equity	6/23/2000	6/23/2000	33.68	-19.63	N/A	-13.58
International Equity	4/27/1992	7/29/1993	6.50	-11.17	N/A	-11.41
International Opportunities	9/26/1997	9/26/1997	7.16	-10.57	-2.67	0.50
Asia Pacific Equity	6/23/2000	6/23/2000	19.95	-3.65	16.71	12.98
International Emerging Markets	6/17/1994	6/17/1994	11.63	-7.20	N/A	-8.50
Select Equity	9/13/1993	9/15/1993	14.56	-13.08	-3.40	4.78
Index Equity	4/20/1992	7/29/1993	15.35	-9.11	0.12	7.48
Balanced	5/14/1990	7/29/1993	11.30	-6.72	-0.93	4.86
Low Duration Bond	7/17/1992	1/12/1996	1.60	3.86	3.34	3.39
Intermediate Government Bond	4/20/1992	7/29/1993	1.75	5.21	3.62	3.44
Intermediate Bond	9/17/1993	9/23/1993	3.86	6.02	4.16	3.61
Core Bond Total Return	12/9/1992	1/12/1996	3.77	5.76	3.76	3.79
Core Plus Total Return	12/7/2001	12/7/2001	4.17	N/A	N/A	5.31
Government Income			N/A	N/A	N/A	N/A
Managed Income	11/1/1989	7/29/1993	4.24	6.05	4.02	3.62
GNMA	5/18/1998	5/18/1998	2.26	5.06	3.84	3.86
High Yield Bond	11/19/1998	11/19/1998	16.88	2.79	N/A	2.13
International Bond	7/1/1991	7/1/1991	6.79	5.92	4.29	4.97
Tax-Free Income	5/14/1990	7/29/1993	3.51	5.59	3.96	4.98
Pennsylvania Tax-Free Income	12/1/1992	7/29/1993	3.36	5.62	4.26	4.96
New Jersey Tax-Free Income	7/1/1991	7/1/1991	3.59	6.34	4.53	5.00
Ohio Tax-Free Income	12/1/1992	7/29/1993	3.17	6.86	4.90	5.20
Delaware Tax-Free Income	5/11/1998	5/11/1998	3.32	6.55	4.72	4.78
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.75	5.50	3.93	4.50

Return After Taxes On Distributions

and Sale of Shares

			Total Return After Taxes on Distribution and Sale of Share
			Investor A Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	15.14	-5.75	-0.56	5.48	11.50	-6.92	-1.33	5.04
Large Cap Growth Equity	11/1/1989	3/14/1992	13.84	-21.42	-6.55	2.20	10.26	-22.24	-7.23	1.78
Mid-Cap Value Equity	12/27/1996	12/27/1996	11.39	-1.00	2.81	3.24	7.94	-2.28	1.99	2.62
Mid-Cap Growth Equity	12/27/1996	12/27/1996	15.77	-20.94	3.90	4.29	12.16	-21.78	3.07	3.66
Small Cap Value Equity	4/13/1992	6/2/1992	20.88	3.68	5.66	6.90	17.02	2.31	4.80	6.48
Small Cap Growth Equity	9/14/1993	9/15/1993	23.15	-18.17	1.17	6.15	19.18	-19.07	0.37	5.71
U.S. Opportunities	5/1/1998	5/1/1998	28.41	N/A	N/A	9.43	23.74	N/A	N/A	6.65
Global Science & Technology Opportunities	5/15/2000	5/15/2000	17.05	-18.00	17.45	14.73	12.97	-19.01	16.34	13.72
European Equity	6/23/2000	6/23/2000	33.23	-19.75	N/A	-13.73	28.25	-20.72	N/A	-14.71
International Equity	4/27/1992	6/2/1992	6.50	-11.26	N/A	-11.47	2.92	-12.44	N/A	-12.54
International Opportunities	9/26/1997	9/26/1997	7.05	-10.77	-2.86	0.35	3.44	-11.95	-3.67	-0.09
Asia Pacific Equity	6/23/2000	6/23/2000	19.80	-3.75	16.57	12.82	15.54	-5.10	15.47	11.93
International Emerging Markets	6/17/1994	6/17/1994	11.42	-7.74	N/A	-8.98	7.63	-8.99	N/A	-10.11
Select Equity	9/13/1993	10/13/1993	14.30	-13.23	-3.82	4.49	10.70	-14.24	-4.54	4.06
Index Equity	4/20/1992	6/2/1992	15.18	-9.19	0.01	7.37	12.79	-9.92	-0.50	7.07
Balanced	5/14/1990	5/14/1990	11.19	-6.83	-1.02	4.76	7.78	-7.98	-1.78	4.33
Low Duration Bond	7/17/1992	1/12/1996	1.57	3.81	3.27	3.33	-0.45	2.91	2.72	3.05
Intermediate Government Bond	4/20/1992	5/11/1992	1.64	5.15	3.55	3.37	-1.02	3.92	2.81	3.00
Intermediate Bond	9/17/1993	5/20/1994	3.83	5.94	4.07	3.53	1.07	4.69	3.34	3.15
Core Bond Total Return	12/9/1992	1/31/1996	3.74	5.70	3.69	3.73	0.97	4.46	2.95	3.35
Core Plus Total Return	12/7/2001	12/7/2001	4.13	N/A	N/A	5.18	1.36	N/A	N/A	3.15
Government Income	10/3/1994	10/3/1994	2.73	7.44	4.71	5.54	-0.33	6.01	3.87	5.05
Managed Income	11/1/1989	2/5/1992	4.12	5.94	3.91	3.49	1.04	4.52	3.08	3.07
GNMA	5/18/1998	5/18/1998	2.20	5.11	3.81	3.80	-0.50	3.89	3.08	3.42
High Yield Bond	11/19/1998	11/19/1998	16.65	2.65	N/A	2.03	12.52	1.15	N/A	1.09
International Bond	7/1/1991	4/22/1996	6.67	5.81	4.18	4.89	3.11	4.26	3.25	4.41
Tax-Free Income	5/14/1990	5/14/1990	3.39	5.44	3.80	4.81	0.68	4.19	3.06	4.42
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	3.12	5.42	4.09	4.83	0.41	4.18	3.36	4.44
New Jersey Tax-Free Income	7/1/1991	1/26/1996	3.47	6.15	4.36	4.86	0.75	4.91	3.62	4.48
Ohio Tax-Free Income	12/1/1992	12/1/1992	3.00	6.68	4.73	5.09	0.29	5.41	3.98	4.70
Delaware Tax-Free Income	5/11/1998	5/11/1998	3.14	6.36	4.55	4.60	0.41	5.12	3.80	4.22
Kentucky Tax-Free Income	5/11/1998	5/11/1998	3.51	5.29	3.74	4.31	0.80	4.05	3.00	3.93

Return After Taxes On Distributions

and Sale of Shares

			Total Return After Taxes on Distributions and Sales of Shares
			Investor B Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	5/2/1992	14.57	-6.25	-1.07	5.05	11.65	-7.06	-1.33	5.05
Large Cap Growth Equity	11/1/1989	3/14/1992	13.19	-21.81	-7.06	1.72	10.27	-22.35	-7.25	1.72
Mid-Cap Value Equity	12/27/1996	12/27/1996	10.89	-1.62	2.18	2.67	7.96	-2.51	1.88	2.67
Mid-Cap Growth Equity	12/27/1996	12/27/1996	15.14	-21.36	3.26	3.65	12.21	-21.79	3.08	3.65
Small Cap Value Equity	4/13/1992	6/2/1992	20.44	3.01	5.01	6.38	17.51	2.27	4.75	6.38
Small Cap Growth Equity	9/14/1993	9/15/1993	22.58	-18.59	0.58	5.62	19.65	-19.07	0.37	5.62
U.S. Opportunities	5/1/1998	5/1/1998	28.41	N/A	N/A	9.43	25.49	N/A	N/A	7.59
Global Science & Technology Opportunities	5/15/2000	5/15/2000	16.45	-18.40	16.67	14.02	13.52	-18.93	16.49	13.93
European Equity	6/23/2000	6/23/2000	32.59	-20.21	N/A	-14.23	29.67	-20.87	N/A	-14.80
International Equity	4/27/1992	6/2/1992	5.97	-11.76	N/A	-11.97	3.05	-12.57	N/A	-12.59
International Opportunities	9/26/1997	9/26/1997	6.44	-11.22	-3.35	-0.10	3.52	-11.89	-3.56	-0.10
Asia Pacific Equity	6/23/2000	6/23/2000	19.12	-4.34	15.88	12.14	16.20	-5.27	15.69	12.14
International Emerging Markets	6/17/1994	6/17/1994	10.82	-7.88	N/A	-9.08	7.89	-8.74	N/A	-9.73
Select Equity	9/13/1993	10/13/1993	13.87	-13.63	-4.06	4.20	10.95	-14.28	-4.30	4.20
Index Equity	4/20/1992	6/2/1992	14.67	-9.61	-0.50	6.94	11.74	-10.45	-0.83	6.94
Balanced	5/14/1990	5/14/1990	10.68	-7.21	-1.47	4.31	7.76	-7.95	-1.72	4.31
Low Duration Bond	7/17/1992	1/12/1996	1.08	3.30	2.78	2.99	-1.84	2.36	2.47	2.99
Intermediate Government Bond	4/20/1992	5/11/1992	1.15	4.64	3.05	3.03	-1.72	3.73	2.75	3.03
Intermediate Bond	9/17/1993	5/20/1994	3.33	5.45	3.60	3.27	0.41	4.55	3.30	3.27
Core Bond Total Return	12/9/1992	1/31/1996	3.24	5.21	3.21	3.37	0.31	4.31	2.92	3.37
Core Plus Total Return	12/7/2001	12/7/2001	3.63	N/A	N/A	4.76	0.71	N/A	N/A	2.95
Government Income	10/3/1994	10/3/1994	2.24	6.94	4.23	5.06	-0.67	6.06	3.94	5.06
Managed Income	11/1/1989	2/5/1992	3.62	5.45	3.44	3.20	0.70	4.55	3.14	3.20
GNMA	5/18/1998	5/18/1998	1.72	4.52	3.29	3.31	-1.15	3.60	2.99	3.31
High Yield Bond	11/19/1998	11/19/1998	16.10	2.21	N/A	1.56	13.17	1.38	N/A	1.30
International Bond	7/1/1991	4/22/1996	6.16	5.32	3.71	4.53	3.23	4.42	3.42	4.53
Tax-Free Income	5/14/1990	5/14/1990	2.63	4.65	3.04	4.25	-0.26	3.74	2.75	4.25
Pennsylvania Tax-Free Income	12/1/1992	12/1/1992	2.44	4.69	3.35	4.18	-0.45	3.78	3.06	4.18
New Jersey Tax-Free Income	7/1/1991	1/26/1996	2.71	5.36	3.58	4.30	-0.16	4.46	3.29	4.30
Ohio Tax-Free Income	12/1/1992	12/1/1992	2.23	5.88	3.95	4.39	-0.63	4.99	3.66	4.39
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.38	5.57	3.77	3.83	-0.47	4.67	3.48	3.83
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.74	4.50	2.97	3.54	-0.13	3.59	2.68	3.54

Return After Taxes On Distributions

and Sale of Shares

			Total Return After Taxes on Distributions and Sales of Shares
			Investor C Shares Total Return (NAV)				Total Return (Load Adjusted)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Large Cap Value Equity	4/20/1992	8/16/1996	14.56	-6.23	-1.06	5.05	13.91	-6.23	-1.06	5.05
Large Cap Growth Equity	11/1/1989	1/24/1997	13.34	-21.80	-7.08	1.71	12.69	-21.80	-7.08	1.71
Mid-Cap Value Equity	12/27/1996	12/27/1996	10.89	-1.62	2.18	2.67	10.24	-1.62	2.18	2.67
Mid-Cap Growth Equity	12/27/1996	12/27/1996	15.14	-21.35	3.26	3.66	14.49	-21.35	3.26	3.66
Small Cap Value Equity	4/13/1992	10/1/1996	20.37	2.99	5.00	6.37	19.72	2.99	5.00	6.37
Small Cap Growth Equity	9/14/1993	9/6/1996	22.58	-18.58	0.59	5.62	21.93	-18.58	0.59	5.62
U.S. Opportunities	5/1/1998	5/1/1998	28.41	N/A	N/A	9.43	27.76	N/A	N/A	9.43
Global Science & Technology Opportunities	5/15/2000	5/15/2000	16.46	-18.41	16.66	14.01	15.81	-18.41	16.66	14.01
European Equity	6/23/2000	6/23/2000	32.59	-20.21	N/A	-14.23	31.94	-20.21	N/A	-14.23
International Equity	4/27/1992	12/5/1996	5.96	-11.73	N/A	-11.93	5.31	-11.73	N/A	-11.93
International Opportunities	9/26/1997	9/26/1997	6.89	-10.94	-3.16	-0.01	6.24	-10.94	-3.16	-0.01
Asia Pacific Equity	6/23/2000	6/23/2000	19.17	-4.32	15.89	12.15	18.52	-4.32	15.89	12.15
International Emerging Markets	6/17/1994	3/21/1997	10.82	-7.90	N/A	-9.08	10.17	-7.90	N/A	-9.08
Select Equity	9/13/1993	9/27/1996	13.79	-13.64	-4.08	4.20	13.14	-13.64	-4.08	4.20
Index Equity	4/20/1992	8/14/1996	14.63	-9.62	-0.50	6.93	13.98	-9.62	-0.50	6.93
Balanced	5/14/1990	12/20/1996	10.68	-7.21	-1.47	4.31	10.03	-7.21	-1.47	4.31
Low Duration Bond	7/17/1992	2/24/1997	1.08	3.30	2.78	2.99	0.43	3.30	2.78	2.99
Intermediate Government Bond	4/20/1992	10/8/1996	1.15	4.67	3.07	3.04	0.52	4.67	3.07	3.04
Intermediate Bond	9/17/1993	10/16/1998	3.33	5.44	3.61	3.27	2.68	5.44	3.61	3.27
Core Bond Total Return	12/9/1992	2/28/1997	3.17	5.21	3.21	3.37	2.52	5.21	3.21	3.37
Core Plus Total Return	12/7/2001	12/7/2001	3.63	N/A	N/A	4.76	2.98	N/A	N/A	4.76
Government Income	10/3/1994	2/28/1997	2.24	6.92	4.20	5.05	1.60	6.92	4.20	5.05
Managed Income	11/1/1989	11/23/1998	3.70	5.43	3.41	3.19	3.05	5.43	3.41	3.19
GNMA	5/18/1998	5/18/1998	1.66	4.49	3.26	3.29	1.02	4.49	3.26	3.29
High Yield Bond	11/19/1998	11/19/1998	16.19	2.21	N/A	1.57	15.54	2.21	N/A	1.57
International Bond	7/1/1991	9/11/1996	6.15	5.37	3.74	4.55	5.50	5.37	3.74	4.55
Tax-Free Income	5/14/1990	2/28/1997	2.63	4.62	3.04	4.24	1.99	4.62	3.04	4.24
Pennsylvania Tax-Free Income	12/1/1992	8/14/1998	2.43	4.68	3.39	4.20	1.79	4.68	3.39	4.20
New Jersey Tax-Free Income	7/1/1991	12/9/1998	2.64	5.41	3.60	4.31	2.01	5.41	3.60	4.31
Ohio Tax-Free Income	12/1/1992	8/25/1998	2.23	5.88	3.95	4.39	1.60	5.88	3.95	4.39
Delaware Tax-Free Income	5/11/1998	5/11/1998	2.38	5.57	3.77	3.83	1.75	5.57	3.77	3.83
Kentucky Tax-Free Income	5/11/1998	5/11/1998	2.73	4.49	3.00	3.56	2.09	4.49	3.00	3.56

Return After Taxes On Distributions

and Sale of Shares

		Total Return After Taxes on Distributions and Sale of Shares
			BlackRock Shares Total Return (NAV)
	Fund Inception Date	Class Intro Date	1 Year	3 Year Ann.	5 Year Ann.	10 Year Ann. (or Share Fund Inception Ann. If shorter)
Low Duration Bond	7/17/1992	6/3/1997	1.90	4.19	3.63	3.60
Intermediate Bond	9/17/1993	5/1/1998	4.16	6.32	4.45	3.85
Core Bond Total Return	12/9/1992	5/1/1997	3.99	6.11	4.08	4.02
Core Plus Total Return	12/7/2001	12/7/2001	4.47	N/A	N/A	5.53
High Yield Bond	11/19/1998	11/19/1998	17.22	3.07	N/A	2.40
Government Income	10/3/1994	2/10/2003	3.05	7.56	4.78	5.58
GNMA	5/18/1998	12/20/2002	2.58	5.30	4.06	4.07

*Notes

Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio’s Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio’s Service Shares; the ongoing fees and expenses borne by a Portfolio’s Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio’s Institutional Shares; and the ongoing fees and expenses borne by a Portfolio’s Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio’s BlackRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio’s performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

For each of the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio, performance presented in the tables above and in each table that follows is based upon the performance of the respective predecessor fund, adjusted for each class to reflect historical expenses (absent waivers and reimbursements).

The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity - Institutional Shares; Large Cap Value Equity - Institutional Shares; Small Cap Value Equity - Institutional Shares; Small Cap Growth Equity - Institutional Shares; International Equity - Institutional Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond Total Return - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income - Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; International Opportunities - Investor A, Investor B, Investor C, Institutional and Service Shares; Core PLUS Total Return - Investor A, Investor B, Investor C, Institutional, Service and BlackRock Shares; High Yield Bond - Investor A, Investor B, Investor C, Institutional, Service and BlackRock Shares; U.S. Opportunities - Investor A, Investor B, Investor C, Institutional and Service Shares; Global Science & Technology Opportunities - Investor A, Investor B, Investor C, Institutional and Service Shares; European Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; and Asia Pacific Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.

The performance quoted, except with respect to performance shown for the GNMA Portfolio, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers.

Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio’s shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio’s shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor’s 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio’s shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

Performance information for each class of the Equity and Bond Portfolios’ shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of an Equity or Bond Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

The yield of a class of shares of each of the Bond Portfolios is computed by dividing the Portfolio’s net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio’s “tax-equivalent yield” may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio’s tax-free yield. This is done by increasing the Portfolio’s yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate. The yield of a class of shares of the Balanced Portfolio is computed by dividing the net income allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a class of a Portfolio’s shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of each of the Bond Portfolio’s shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GNMA Index, the T-Bill Index, the “stocks, bonds and inflation index” published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. The

performance of a class of each of the Equity Portfolio’s shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the “stocks bonds and inflation index” published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.

Non-Money Market Portfolio Yield. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, Core PLUS Total Return, High Yield Bond and GNMA Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:

[GRAPHIC APPEARS HERE]

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	the maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

Undeclared earned income will be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio’s maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio — currently as much as 5.00% of the per share offering price.

Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

The annualized yield information for the 30-day period ended September 30, 2003 for the Portfolios referenced below was as follows:

	After Waivers		Before Waivers
Portfolio	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)
Portfolio
Low Duration Bond
Institutional Shares	1.80%	—%	1.56	—%
Service Shares	1.50	—	1.26	—
Investor A Shares	1.40	—	1.04	—
Investor B Shares	0.71	—	0.35	—
Investor C Shares	0.71	—	0.35	—
BlackRock Shares	1.95	—	1.69	—
Intermediate Government Bond
Institutional Shares	4.14	—	3.90	—

	After Waivers		Before Waivers
Portfolio	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)
Service Shares	3.85	—	3.61	—
Investor A Shares	3.51	—	3.27	—
Investor B Shares	2.93	—	2.69	—
Investor C Shares	2.93	—	2.69	—
Intermediate Bond
Institutional Shares	4.04	—	3.83	—
Service Shares	3.75	—	3.54	—
Investor A Shares	3.53	—	3.20	—
Investor B Shares	2.96	—	2.63	—
Investor C Shares	2.97	—	2.64	—
BlackRock Shares	4.19	—	3.96	—
Core Bond Total Return
Institutional Shares	3.69	—	3.47	—
Service Shares	3.38	—	3.15	—
Investor A Shares	3.20	—	2.85	—
Investor B Shares	2.60	—	2.25	—
Investor C Shares	2.60	—	2.25	—
BlackRock Shares	3.84	—	3.60	—
Core Plus Total Return
Institutional Shares	2.27	—	1.82	—
Service Shares	2.27	—	1.82	—
Investor A Shares	2.39	—	1.94	—
Investor B Shares	1.76	—	1.31	—
Investor C Shares	2.27	—	1.82	—
BlackRock Shares	2.99	—	2.52	—
Government Income
Investor A Shares	2.00	—	1.71	—
Investor B Shares	1.38	—	1.09	—
Investor C Shares	1.38	—	1.09	—
BlackRock Shares	2.67		2.36
GNMA
Institutional Shares	2.73	—	2.38	—
Service Shares	1.62	—	1.27	—
Investor A Shares	2.17	—	1.82	—
Investor B Shares	1.52	—	1.17	—
Investor C Shares	1.52	—	1.17	—
BlackRock Shares	2.88		2.51
Managed Income
Institutional Shares	4.05	—	3.88	—
Service Shares	3.76	—	3.58	—
Investor A Shares	3.41	—	3.23	—
Investor B Shares	2.84	—	2.66	—
Investor C Shares	2.81	—	2.63	—
High Yield Bond
Institutional Shares	7.63	—	7.48	—
Service Shares	7.35	—	7.20	—
Investor A Shares	6.82	—	6.67	—
Investor B Shares	6.43	—	6.28	—
Investor C Shares	6.39	—	6.24	—
BlackRock Shares	7.79	—	7.62	—

	After Waivers		Before Waivers
Portfolio	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)	Yield	Tax-Equivalent Yield (assumes a Federal income tax rate of 35%)
Tax-Free Income
Institutional Shares	4.24	6.53	4.01	6.17
Service Shares	3.95	6.08	3.72	5.73
Investor A Shares	3.62	5.56	3.39	5.21
Investor B Shares	3.03	4.67	2.80	4.31
Investor C Shares	3.02	4.65	2.79	4.30
Pennsylvania Tax-Free Income
Institutional Shares	4.43	6.81	4.22	6.49
Service Shares	4.15	6.38	3.94	6.06
Investor A Shares	3.79	5.84	3.58	5.51
Investor B Shares	3.21	4.94	3.00	4.62
Investor C Shares	3.20	4.93	2.99	4.60
New Jersey Tax-Free Income
Institutional Shares	4.21	6.47	3.99	6.13
Service Shares	3.91	6.01	3.69	5.67
Investor A Shares	3.60	5.53	3.38	5.19
Investor B Shares	3.00	4.62	2.78	4.28
Investor C Shares	3.00	4.61	2.78	4.27
Ohio Tax-Free Income
Institutional Shares	4.19	6.45	3.99	6.14
Service Shares	3.89	5.99	3.69	5.68
Investor A Shares	3.18	4.89	2.98	4.58
Investor B Shares	2.98	4.59	2.78	4.28
Investor C Shares	2.99	4.60	2.79	4.30
Kentucky Tax-Free Income
Institutional Shares	4.12	6.34	3.95	6.08
Service Shares	3.83	5.89	3.66	5.63
Investor A Shares	3.51	5.40	3.34	5.14
Investor B Shares	2.92	4.49	2.75	4.23
Investor C Shares	2.91	4.47	2.74	4.21
Delaware Tax-Free Income
Institutional Shares	4.13	6.36	3.98	6.12
Investor A Shares	3.52	5.42	3.37	5.19
Investor B Shares	2.95	4.55	2.80	4.31
Investor C Shares	2.92	4.49	2.77	4.26

Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

The Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5, 6, 7 and 8 show Pennsylvania, Ohio, North Carolina, Virginia, New Jersey, Delaware and Kentucky shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 2004.

TABLE 1 - Federal Only

2004 Taxable Income Bracket		Federal Marginal Tax Rate*	TAX-EXEMPT YIELD
Single Return	Joint Return		3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 7,150	$ 0 - 14,300	10%	3.33%	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%
7,151 - 29,050	14,301 - 58,100	15%	3.53%	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%
29,051 - 73,350	58,101 - 117,250	25%	4.00%	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%
73,351 - 146,750	117,251 - 178,650	28%	4.17%	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%
146,751 - 319,100	178,651 - 319,100	33%	4.48%	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%
Over 319,100	Over 319,100	35%	4.62%	5.39%	6.15%	6.92%	7.69%	8.46%	9.23%

*	Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2004, taxpayers with adjusted gross income in excess of a threshold amount of approximately $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $142,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. For single taxpayers and married taxpayers filing jointly, the benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200 and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 2 - Federal and Pennsylvania

2004 Taxable Income Bracket*		Approx. Combined Federal and PA Marginal	TAX-EXEMPT YIELD
Single Return	Joint Return	Tax Rate*	3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$0 - 7,150	$0 - 14,300	12.76%	3.44%	4.01%	4.59%	5.16%	5.73%	6.30%	6.88%
7,151 - 29,050	14,301 - 58,100	17.61%	3.64%	4.25%	4.85%	5.46%	6.07%	6.68%	7.28%
29,051 - 70,350	58,101 - 117,250	27.30%	4.13%	4.81%	5.50%	6.19%	6.88%	7.57%	8.25%
70,351 - 146,750	117,251 - 178,650	30.21%	4.30%	5.02%	5.73%	6.45%	7.16%	7.88%	8.60%
146,751 - 319,100	178,651 - 319,100	35.06%	4.62%	5.39%	6.16%	6.93%	7.70%	8.47%	9.24%
Over 319,100	Over 319,100	37.00%	4.76%	5.56%	6.35%	7.14%	7.94%	8.73%	9.52%

*	The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2004, taxpayers with adjusted gross income in excess of a threshold amount of approximately $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $142,700 (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200 and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 3 - Federal and Ohio

STATE OF OHIO

2004 TAX YEAR

2004 TAXABLE INCOME BRACKETS*	FEDERAL MARGINAL TAX RATE	OHIO MARGINAL TAX RATE*	COMBINED RATE	TAX EXEMPT YIELD
				3%	3.5%	4%	4.5%	5%	5.5%	6%
				TAXABLE EQUIVALENT YIELD SINGLE RETURN
$0 - 7,150	10.0%	1.486%	11.34%	3.38%	3.95%	4.51%	5.08%	5.64%	6.20%	6.77%
$7,151 - 29,050	15.0%	4.457%	18.79%	3.69%	4.31%	4.93%	5.54%	6.16%	6.77%	7.39%
29,051 - 40,000	25.0%	4.457%	28.34%	4.19%	4.88%	5.58%	6.28%	6.98%	7.68%	8.37%
40,001 - 70,350	25.0%	5.201%	28.90%	4.22%	4.92%	5.63%	6.33%	7.03%	7.74%	8.44%
70,351 - 80,000	28.0%	5.201%	31.74%	4.40%	5.13%	5.86%	6.59%	7.33%	8.06%	8.79%
80,001-100,000	28.0%	5.943%	32.28%	4.43%	5.17%	5.91%	6.64%	7.38%	8.12%	8.86%
100,001-146,750	28.0%	6.900%	32.97%	4.48%	5.22%	5.97%	6.71%	7.46%	8.21%	8.95%
146,751-200,000	33.0%	6.900%	37.62%	4.81%	5.61%	6.41%	7.21%	8.02%	8.82%	9.62%
200,001-319,100	33.0%	7.500%	38.03%	4.84%	5.65%	6.45%	7.26%	8.07%	8.87%	9.68%
Over 319,100	35.0%	7.500%	38.03%	4.99%	5.82%	6.65%	7.48%	8.32%	9.15%	9.98%

2004 TAXABLE INCOME BRACKETS*	FEDERAL MARGINAL TAX RATE	OHIO MARGINAL TAX RATE*	COMBINED RATE	TAXABLE EQUIVALENT YIELD JOINT RETURN
$ 0 -14,300	10%	2.972%	11.34%	3.38%	3.95%	4.51%	5.08%	5.64%	6.20%	6.77%
14,301-40,000	15%	4.457%	18.79%	3.69%	4.31%	4.93%	5.54%	6.16%	6.77%	7.39%
40,001-58,100	15%	5.201%	19.42%	3.72%	4.34%	4.96%	5.58%	6.20%	6.82%	7.45%
58,101-80,000	25%	5.201%	28.90%	4.22%	4.92%	5.63%	6.33%	7.03%	7.74%	8.44%
80,001-100,000	25%	5.943%	29.46%	4.25%	4.96%	5.67%	6.38%	7.09%	7.80%	8.51%
100,001-117,250	25%	6.900%	30.18%	4.30%	5.01%	5.73%	6.44%	7.16%	7.88%	8.59%
117,251-178,650	28%	6.900%	32.97%	4.48%	5.22%	5.97%	6.71%	7.46%	8.21%	8.95%
178,651-200,000	33%	6.900%	37.62%	4.81%	5.61%	6.41%	7.21%	8.02%	8.82%	9.62%
200,001-319,100	33%	7.500%	38.03%	4.84%	5.65%	6.45%	7.26%	8.07%	8.87%	9.68%
Over 319,100	35%	7.500%	39.88%	4.99%	5.82%	6.65%	7.48%	8.32%	9.15%	9.98%

*	The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2004, taxpayers with adjusted gross income in excess of a threshold amount of approximately $139,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $139,500 or (ii) 80% of the amount of such itemized deductions otherwise allocable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2003 is estimated to be from $139,500 to $262,000 and for married taxpayers filing a joint return from $209,250 to $331,750. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 4 - Federal and North Carolina

2004 Taxable Income Bracket (Projected)		Federal Marginal Tax Rate	North Carolina Marginal Tax Rate	Combined Federal and North Carolina Marginal Tax Rate*	Tax-Exempt Yield
Single Return	Joint Return				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 7,150	$ 0 - 14,300	10%	6%	15.400%	3.546%	4.137%	4.728%	5.319%	5.910%	6.501%	7.092%
7,151 - 12,750	14,301 - 21,250	15%	6%	20.100%	3.755%	4.380%	5.006%	5.632%	6.258%	6.884%	7.509%
12,751 - 29,050	21,251 - 58,100	15%	7%	20.950%	3.795%	4.428%	5.060%	5.693%	6.325%	6.958%	7.590%
29,051 - 60,000	58,101 - 100,000	25%	7%	30.250%	4.301%	5.018%	5.735%	6.452%	7.168%	7.885%	8.602%
60,001 - 70,350	100,001 - 117,250	25%	7.75%	30.813%	4.336%	5.059%	5.781%	6.504%	7.227%	7.949%	8.672%
70,351 - 120,000	117,251 - 178,650	28%	7.75%	33.580%	4.517%	5.269%	6.022%	6.775%	7.528%	8.281%	9.033%
120,001 - 146,750		28%	8.25%	33.940%	4.541%	5.298%	6.055%	6.812%	7.569%	8.326%	9.083%
	178,651 - 200,000	33%	7.75%	38.193%	4.854%	5.663%	6.472%	7.281%	8.090%	8.899%	9.708%
146,751-319,100	200,001 - 319,100	33%	8.25%	38.528%	4.880%	5.694%	6.507%	7.320%	8.134%	8.947%	9.760%
Over 319,100	Over 319,100	35%	8.25%	40.363%	5.030%	5.869%	6.707%	7.546%	8.384%	9.222%	10.061%

*	The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2004, taxpayers with adjusted gross income in excess of the projected threshold amount of $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of three percent (3%) of the taxpayer’s adjusted gross income over $142,700 or eighty percent (80%) of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percent (2%) for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200 and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 5 - Federal and Virginia

2004 Taxable Income Bracket		Federal Marginal Tax Rate	Virginia Maximum Marginal Tax Rate	Combined Federal and Virginia Marginal Tax Rate*	Tax-Exempt Yield
Single Return	Joint Return				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 7,150	$ 0 - 14,300	10%	5.00%	14.50%	3.51%	4.09%	4.68%	5.26%	5.85%	6.43%	7.02%
7,151 - 29,050	14,301 - 58,100	15%	5.75%	19.88%	3.74%	4.37%	4.99%	5.62%	6.24%	6.86%	7.49%
29,051 - 70,350	58,101 - 117,250	25%	5.75%	29.31%	4.24%	4.95%	5.66%	6.37%	7.07%	7.78%	8.49%
70,351 - 146,750	117,251 - 178,650	28%	5.75%	32.14%	4.42%	5.16%	5.89%	6.63%	7.37%	8.10%	8.84%
146,751 - 319,100	178,651 - 319,100	33%	5.75%	36.85%	4.75%	5.54%	6.33%	7.13%	7.92%	8.71%	9.50%
Over 319,100	Over 319,100	35%	5.75%	38.74%	4.90%	5.71%	6.53%	7.35%	8.16%	8.98%	9.79%

*	The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.0% on taxable income up to $17,000 and a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2004, taxpayers with adjusted gross income in excess of a threshold amount of approximately $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $142,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200 and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 6 - Federal and New Jersey

2004 Taxable Income Bracket*	Federal Marginal Tax Rate	NJ Marginal Tax Rate	Approximate Combined Federal and NJ Marginal Tax Rate	Tax-Exempt Yield
				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%	6.5%	7.0%
Single Return				Taxable Yield – Single Return
$0 - 7,150	10%	1.400%	11.260%	3.38%	3.94%	4.51%	5.07%	5.63%	6.20%	6.76%	7.32%	7.89%
7,151 - 20,000	15%	1.400%	16.190%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%	7.16%	7.76%	8.35%
20,001 - 29,050	15%	1.750%	16.488%	3.59%	4.19%	4.79%	5.39%	5.99%	6.59%	7.18%	7.78%	8.38%
29,051 - 35,000	25%	1.750%	26.313%	4.07%	4.75%	5.43%	6.11%	6.79%	7.46%	8.14%	8.82%	9.50%
35,001 - 40,000	25%	3.500%	27.625%	4.15%	4.84%	5.53%	6.22%	6.91%	7.60%	8.29%	8.98%	9.67%
40,001 - 70,350	25%	5.525%	29.144%	4.23%	4.94%	5.65%	6.35%	7.06%	7.76%	8.47%	9.17%	9.88%
70,351 - 75,000	28%	5.525%	31.978%	4.41%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
75,001 - 146,750	28%	6.370%	32.586%	4.45%	5.19%	5.93%	6.68%	7.42%	8.16%	8.90%	9.64%	10.38%
146,751 - 319,100	33%	6.370%	37.268%	4.78%	5.58%	6.38%	7.17%	7.97%	8.77%	9.56%	10.36%	11.16%
Over 319,100	35%	6.370%	39.141%	4.93%	5.75%	6.57%	7.39%	8.22%	9.04%	9.86%	10.68%	11.50%

Joint Return				Taxable Yield – Joint Return
$0 - 14,300	10%	1.400%	11.260%	3.38%	3.94%	4.51%	5.07%	5.63%	6.20%	6.76%	7.32%	7.89%
14,301 - 20,000	15%	1.400%	16.190%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%	7.16%	7.76%	8.35%
20,001 - 50,000	15%	1.750%	16.488%	3.59%	4.19%	4.79%	5.39%	5.99%	6.59%	7.18%	7.78%	8.38%
50,001 - 58,100	15%	2.450%	17.083%	3.62%	4.22%	4.82%	5.43%	6.03%	6.63%	7.24%	7.84%	8.44%
58,101 - 70,000	25%	2.450%	26.838%	4.10%	4.78%	5.47%	6.15%	6.83%	7.52%	8.20%	8.88%	9.57%
70,001 - 80,000	25%	3.500%	27.625%	4.15%	4.84%	5.53%	6.22%	6.91%	7.60%	8.29%	8.98%	9.67%
80,001 - 117,250	25%	5.525%	29.144%	4.23%	4.94%	5.65%	6.35%	7.06%	7.76%	8.47%	9.17%	9.88%
117,251 - 150,000	28%	5.525%	31.978%	4.41%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
150,001 - 178,650	28%	6.370%	32.586%	4.45%	5.19%	5.93%	6.68%	7.42%	8.16%	8.90%	9.64%	10.38%
178,651 - 319,100	33%	6.370%	37.268%	4.78%	5.58%	6.38%	7.17%	7.97%	8.77%	9.56%	10.36%	11.16%
Over 319,100	35%	6.370%	39.141%	4.93%	5.75%	6.57%	7.39%	8.22%	9.04%	9.86%	10.68%	11.50%

*	The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2004, taxpayers with adjusted gross income in excess of a threshold amount of approximately $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $142,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200, and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 7 - Federal and Delaware (Single Return)

2004 Taxable Income Brackets*	Federal Marginal Tax Rate	Delaware Marginal Tax Rate	Combined Rate*	Tax-Exempt Yield
				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 2,000	10.00%	0.00%	10.00%	3.33%	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%
2,001 - 5,000	10.00%	2.20%	11.98%	3.41%	3.98%	4.54%	5.11%	5.68%	6.25%	6.82%
5,001 - 7,150	10.00%	3.90%	13.51%	3.47%	4.05%	4.62%	5.20%	5.78%	6.36%	6.94%
7,151 - 10,000	15.00%	3.90%	18.32%	3.67%	4.28%	4.90%	5.51%	6.12%	6.73%	7.35%
10,001 - 20,000	15.00%	4.80%	19.08%	3.71%	4.33%	4.94%	5.56%	6.18%	6.80%	7.41%
20,001 - 25,000	15.00%	5.20%	19.42%	3.72%	4.34%	4.96%	5.58%	6.21%	6.83%	7.45%
25,001 - 29,050	15.00%	5.55%	19.72%	3.74%	4.36%	4.98%	5.61%	6.23%	6.85%	7.47%
29,051 - 60,000	25.00%	5.55%	29.16%	4.24%	4.94%	5.65%	6.35%	7.06%	7.76%	8.47%
60,001 - 70,350	25.00%	5.95%	29.46%	4.25%	4.96%	5.67%	6.38%	7.09%	7.80%	8.51%
70,351 - 146,750	28.00%	5.95%	32.28%	4.43%	5.17%	5.91%	6.65%	7.38%	8.12%	8.86%
146,751 - 319,100	33.00%	5.95%	36.99%	4.76%	5.55%	6.35%	7.14%	7.93%	8.73%	9.52%
Over 319,100	35.00%	5.95%	38.87%	4.91%	5.73%	6.54%	7.36%	8.18%	9.00%	9.81%

TABLE 7 (cont.) - Federal and Delaware (Joint Return)

2004 Taxable Income Brackets*	Federal Marginal Tax Rate	Delaware Marginal Tax Rate	Combined Rate*	Tax-Exempt Yield
				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 2,000	10.00%	0.00%	10.00%	3.33%	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%
2,001 - 5,000	10.00%	2.20%	11.98%	3.41%	3.98%	4.54%	5.11%	5.68%	6.25%	6.82%
5,001 - 10,000	10.00%	3.90%	13.51%	3.47%	4.05%	4.62%	5.20%	5.78%	6.36%	6.94%
10,001 - 14,300	10.00%	4.80%	14.32%	3.50%	4.08%	4.67%	5.25%	5.84%	6.42%	7.00%
14,301 - 20,000	15.00%	4.80%	19.08%	3.71%	4.33%	4.94%	5.56%	6.18%	6.80%	7.41%
20,001 - 25,000	15.00%	5.20%	19.42%	3.72%	4.34%	4.96%	5.58%	6.21%	6.83%	7.45%
25,001 - 58,100	15.00%	5.55%	19.72%	3.74%	4.36%	4.98%	5.61%	6.23%	6.85%	7.47%
58,101 - 60,000	25.00%	5.55%	29.16%	4.24%	4.94%	5.65%	6.35%	7.06%	7.76%	8.47%
60,001 - 117,250	25.00%	5.95%	29.46%	4.25%	4.96%	5.67%	6.38%	7.09%	7.80%	8.51%
117,251 - 178,650	28.00%	5.95%	32.28%	4.43%	5.17%	5.91%	6.65%	7.38%	8.12%	8.86%
178,651 - 319,100	33.00%	5.95%	36.99%	4.76%	5.55%	6.35%	7.14%	7.93%	8.73%	9.52%
Over 319,100	35.00%	5.95%	38.87%	4.91%	5.73%	6.54%	7.36%	8.18%	9.00%	9.81%

*	The taxable income brackets applicable to Delaware do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Delaware marginal tax-rate changes. When applying these brackets, Federal taxable income may be different from Delaware taxable income. No state tax credits, exemptions or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable-equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2004, taxpayers with adjusted gross income in excess of the threshold of $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of $142,700, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers, the range of adjusted gross income comprising the phase-out zone for 2004 is from $142,700 to $265,200, and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

TABLE 8 - Federal and Kentucky

2004 Taxable Income Bracket*		Federal Marginal Tax Rate	Kentucky Marginal Tax Rate	Combined Federal and Kentucky Marginal Tax Rate*	Tax Exempt Yield
Single Return	Joint Return				3.0%	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%
$ 0 - 3,000	$0 - 3,000	10%	2.00%	11.80%	3.401%	3.968%	4.535%	5.102%	5.669%	6.236%	6.803%
3,001 - 4,000	3,001 - 4,000	10%	3.00%	12.70%	3.436%	4.009%	4.582%	5.155%	5.727%	6.300%	6.873%
4,001 - 5,000	4,001 - 5,000	10%	4.00%	13.60%	3.472%	4.050%	4.630%	5.208%	5.787%	6.366%	6.944%
5,001 - 7,150	5,001 - 8,000	10%	5.00%	14.50%	3.508%	4.094%	4.678%	5.263%	5.848%	6.433%	7.018%
	8,001 - 14,300	10%	6.00%	15.40%	3.546%	4.137%	4.728%	5.319%	5.910%	6.501%	7.092%
7,151 - 8,000		15%	5.00%	19.25%	3.715%	4.334%	`4.954%	5.573%	6.192%	6.811%	7.430%
8,001 - 29,050	14,301 - 58,100	15%	6.00%	20.10%	3.755%	4.380%	5.006%	5.632%	6.258%	6.884%	7.509%
29,051 - 70,350	58,101 - 117,250	25%	6.00%	29.50%	4.255%	4.965%	5.674%	6.383%	7.092%	7.801%	8.511%
70,351 - 146,750	117,251 - 178,650	28%	6.00%	32.32%	4.433%	5.171%	5.910%	6.649%	7.388%	8.126%	8.865%
14,751 - 319,100	178,651 - 319,000	33%	6.00%	37.02%	4.7630%	5.557%	6.351%	7.145%	7.939%	8.733%	9.527%
Over 319,000	Over 319,100	35%	6.00%	38.90%	4.910%	5.728%	6.547%	7.365%	8.183%	9.002%	9.820%

*	The taxable income brackets applicable to Kentucky do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Kentucky marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Kentucky taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2004, taxpayers with adjusted gross income in excess of the threshold of approximately $142,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $142,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2004 is estimated to be from $142,700 to $265,200 and for married taxpayers filing a joint return from $214,050 to $336,550. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2004. In tax years beginning after December 31, 2005, the limit on itemized deductions for high-income taxpayers will be phased out until it is fully repealed effective for tax years beginning after 2009.

Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio’s investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

When comparing a Portfolio’s performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

From time to time, a Portfolio’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Ibbotson Associates of Chicago, Illinois (“Ibbotson”) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios’ adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on

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financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios’ investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing NAV for a specified period. A short-term moving average is the average of each day’s adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum indicators indicate a Portfolio’s price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio’s percentage change in price movements over that period.

A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income applies to the Index Master Portfolio.

Each Portfolio of the Fund has elected and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contracts), or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each of the Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio is designed to provide investors with tax-exempt interest income. Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio’s dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio may not be an appropriate investment for entities which are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder’s gross income for regular federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Partnerships, in which all or substantially all of the partnership’s income is derived from the holding or disposition of tax-exempt obligations or shares in a regulated investment company that pays exempt-interest dividends and where the partnership meets certain procedural requirements, do not have to file Form 1065 or issue Schedule K-1s for the taxable year. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

If a Money or Non-Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder’s taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income, provided holding period and other requirements are met by both the shareholders and the Portfolio. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. A Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios and the Ultrashort Municipal Portfolio may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

Distributions by a Portfolio that do not constitute ordinary income dividends (including qualified dividend income), qualified dividend income, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

A shareholder will recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Each Non-Money Market Portfolio (other than the Index Master Portfolio) may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Bond Portfolio and the Balanced Portfolio may make investments in zero coupon bonds having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Equity, European Equity, Asia Pacific Equity, International Opportunities or International Bond Portfolios consists of stock or securities of foreign corporations, such Portfolio may elect to “pass through” to the Portfolio’s shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the Portfolio in arrangements in which the shareholder’s expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an “exempt recipient.”

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax-Free Income Portfolio or the Ohio Municipal Money Market Portfolio (“Distributions”) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions (“Ohio State-Specific Obligations”), Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Tax Free Income Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation’s tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States (“Territorial Obligations”) the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Tax-Free Income Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio’s shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.

Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

New Jersey Tax Considerations. It is anticipated that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” and as a result, the main portion of each distribution paid by the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law. Net gains from the redemption of shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as they continue to qualify as Qualified Investment Funds.

As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States. “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.

In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax. It is intended that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.

The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax. Shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio and the New Jersey Tax-Free Income Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

Delaware Tax Considerations. So long as the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) “exempt interest dividends” (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Tax-Free Income Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Tax-Free Income Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

Kentucky Tax Considerations. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Obligations will be excludable from a shareholder’s gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder’s gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. According to the Kentucky Revenue Cabinet, shares in mutual funds and money market funds are exempt from Kentucky intangible taxes.

Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax (“School District Tax”).

Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax).

Due to recent litigation involving the constitutionality of personal property taxes heretofore in effect, counties in Pennsylvania generally do not impose personal property tax. In the event that a county imposes Pennsylvania County Personal Property Tax under current law, shareholders of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio will not be subject to such tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and obligations issued by the United States.

ADDITIONAL INFORMATION CONCERNING SHARES

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

Master-Feeder Structure. The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio shares responds to increases and decreases in the value of the Index Master Portfolio’s securities and to the expenses of the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio’s assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

The Index Master Portfolio is a separate series of the Trust, which is a statutory trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g., other investment companies) will each bear a share of all liabilities of the Index Master Portfolio. Under the Delaware Statutory Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio’s investing in the Index Master Portfolio.

The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for investment and achieving economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of the Trust’s trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value. The Index Master Portfolio’s shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e., a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio. If a shareholder of the Index Master Portfolio becomes bankrupt, a majority in interest of the remaining shareholders in the Portfolio must vote within 120 days to approve the continuing existence of the Index Master Portfolio or the Portfolio will be liquidated.

When the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, votes on matters pertaining to the Index Master Portfolio, the Index Equity Portfolio would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders.

The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Index Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner that is inconsistent with the investment objective of the Index Equity Portfolio and the Fund’s Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio’s assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio. A distribution to the Index Equity Portfolio will generally only result in a taxable gain for federal income tax purposes to the extent that any cash distributed exceeds the Index Equity Portfolio’s tax basis in its shares of the Index Master Portfolio.

The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfolio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Statement of Additional Information, three other feeder funds invest all of their investable assets in the Index Master Portfolio. For information about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as the Fund’s counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust’s counsel.

Independent Auditors. PricewaterhouseCoopers LLP, with offices located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania, served as the Fund’s independent auditors for the periods covered by the financial statements incorporated by reference in this Statement of Additional Information. Deloitte & Touche LLP has been appointed as the Fund’s independent auditors for the current fiscal year. PricewaterhouseCoopers LLP, with offices located at Suite 1700, 200 East Las Olas Boulevard, Fort Lauderdale, Florida, also serves at the Trust’s independent auditors.

Five Percent Owners. The name, address and percentage ownership of each person that on January     , 2004 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

On January     , 2004, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 69.193% of the Fund’s outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

FINANCIAL STATEMENTS

BlackRock Funds. The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2003 (the “2003 Annual Report”) are incorporated in this Statement of Additional Information by reference. No other parts of the 2003 Annual Report are incorporated by reference herein. The financial statements included in the 2003 Annual Report have been audited by PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 2003 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

Index Master Portfolio. The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust contained in the Trust’s Annual Report to Shareholders for the fiscal year ended November 30, 2002 (the “2002 Index Master Report”) and the unaudited financial statements and notes thereto for the Trust’s U.S. Large Company Series for the period ended May 31, 2003 (the “2003 Unaudited Index Master Report”) contained in the Trust’s Semi-Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. No other parts of the 2002 Index Master Report or 2003 Unaudited Index Master Report are incorporated by reference herein. The financial statements included in the 2002 Index Master Report have been audited by the Trust’s independent accountants, PricewaterhouseCoopers LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 2002 Index Master Report and the 2003 Unaudited Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D” - Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

“A1+” - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

“A1” - Obligations are supported by the highest capacity for timely repayment.

“A2” - Obligations are supported by a satisfactory capacity for timely repayment.

“A3” - Obligations are supported by a satisfactory capacity for timely repayment.

“B” - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

“C” - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA” - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

“A” - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB” - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C” - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B” - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC” - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - This rating is reserved for income bonds on which no interest is being paid.

“D” - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

“BBB” - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD,” and “DP” - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA” - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

“AA” - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

“A” - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB” - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

“BB,” “B,” “CCC,” “CC,” and “C” - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA” - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

“A” - This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” - This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC,” - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” - This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) - The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/”VMIG-1” - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/”VMIG-3” - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/”VMIG-4” - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

“SG” - Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indices of U.S. and foreign securities as may exist or come into existence.

A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the foreign currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures Contracts

A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of a Portfolio’s total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a bona fide hedge position.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

BLACKROCK FUNDSSM

PART C

OTHER INFORMATION

Item 23. Exhibits

(1)	Articles of Incorporation

(a)	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(2)	By-laws

(a)	Amended and Restated Code of Regulations of the Registrant is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(3)	Instruments Defining Rights of Security Holders

(a)	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(4)	Investment Advisory Contracts

(a)	Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. relating to all then-existing Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(b)	Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(c)	Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(d)	Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on December 18, 1996.

(e)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on August 19, 1997.

(f)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Total Return Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(g)	Reserved

(h)	Reserved

(i)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(j)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(k)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(l)	Reserved

(m)	Reserved

(n)	Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(o)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on August 19, 1997.

(p)	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the U.S. Opportunities Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(q)	Reserved

(r)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(s)	Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(t)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(u)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio IV is incorporated herein by reference to Exhibit 4(u) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(v)	Form of Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Global Science & Technology Opportunities Portfolio is incorporated herein by reference to Exhibit 4(v) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on May 10, 2000.

(w)	Reserved

(x)	Form of Advisory Agreement between Registrant and BlackRock International, Ltd. with respect to the European Equity and Asia Pacific Equity Portfolios is incorporated herein by reference to Exhibit 4(x) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(y)	Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core Equity Portfolio is incorporated herein by reference to Exhibit 4(y) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

(z)	Reserved

(aa)	Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(aa) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(bb)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(bb) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(cc)	Form of Co-Investment Advisory Agreement among Registrant, BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the Global Communications Portfolio is incorporated herein by reference to Exhibit 4(cc) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(dd)	Form of Addendum No. 8 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Small Cap Core Equity Portfolio is incorporated herein by reference to Exhibit 4(dd) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(ee)	Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ff)	Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(gg)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Total Return Portfolios dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(gg) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(hh)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(hh) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ii)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the International Equity and International Emerging Markets Portfolios dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ii) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(jj)	Form of Amendment No. 1 to Co-Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(jj) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(kk)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(kk) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(ll)	Form of Amendment No. 1 to Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the International Opportunities Portfolio dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ll) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(mm)	Form of Addendum No. 9 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Enhanced Income and Ultrashort Municipal Portfolios to be filed by amendment.

(nn)	Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Enhanced Income and Ultrashort Municipal Portfolios to be filed by amendment.

(5)	Underwriting Contracts

(a)	Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.

(b)	Form of Appendix A to Distribution Agreement between Registrant and BlackRock Distributors, Inc. to be filed by amendment.

(6)	Bonus or Profit Sharing Contracts

None.

(7)	Custodian Agreements

(a)	Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(b)	Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(c)	Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Low Duration Bond, Intermediate Bond, Select Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(d)	Form of Appendix B to Custodian Agreement between Registrant and PFPC Trust Company to be filed by amendment.

(e)	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(f)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(g)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(h)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(i)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1997.

(8)	Other Material Contracts

(a)	Form of Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(b)	Forms of Appendix A and Appendix B to Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. to be filed by amendment.

(c)	Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(d)	Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (9)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(e)	Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(f)	Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Low Duration Bond, Intermediate Bond, Select Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(h) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(g)	Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate Bond, Small Cap Growth Equity, Select Equity, International Bond, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on January 27, 1998.

(h)	Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. to be filed by amendment.

(i)	Reserved

(j)	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on April 29, 1998.

(k)	Form of Expense Limitation Agreement dated as of January 28, 1999 between Registrant and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1999.

(l)	Form of Expense Limitation Agreement dated as of June 6, 2000 between Registrant and BlackRock International, Ltd. is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(m)	Form of Amendment Agreement to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to internet services is incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

(n)	Form of Amendment Agreement to Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A on November 14, 2000.

(o)	Form of Waiver Reliance Letter dated as of October 1, 2002 among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(9)	Legal Opinion

(a)	Opinion of Ropes & Gray to be filed by amendment.

(10)	Other Opinions

(a)	None.

(11)	Omitted Financial Statements

(a)	None.

(12)	Initial Capital Agreements

(a)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1, L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2, A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4, AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed on February 13, 1998.

(b)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on August 7, 1998.

(c)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class NN-3 is incorporated herein by reference to Exhibit 12(c) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 11, 1999.

(d)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes A-7 and C-7 is incorporated herein by reference to Exhibit 12(d) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on August 6, 1999.

(e)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes OO-1, OO-2, OO-3, OO-4 and OO-5 is incorporated herein by reference to Exhibit 12(e) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on May 10, 2000.

(f)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Classes PP-1, PP-2, PP-3, PP-4 and PP-5, QQ-1, QQ-2, QQ-3, QQ-4, QQ-5 and U-6 is incorporated herein by reference to Exhibit 12(f) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(g)	Form of Purchase Agreement between Registrant and Registrant’s distributor relating to Class RR-3 is incorporated herein by reference to Exhibit 12(g) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on August 16, 2000.

(h)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes SS-1, SS-2, SS-3, SS-4 and SS-5 is incorporated herein by reference to Exhibit 12(h) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(i)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes TT-1, TT-2, TT-3, TT-4, TT-5 and TT-6 is incorporated herein by reference to Exhibit 12(i) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(j)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class UU-1, UU-2, UU-3, UU-4 and UU-5 is incorporated herein by reference to Exhibit 12(j) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(k)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class H-6 is incorporated herein by reference to Exhibit 12(k) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed on September 26, 2002.

(l)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Class JJ-6 is incorporated herein by reference to Exhibit 12(l) of Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A filed on September 30, 2002.

(m)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes G-6, O-6 and X-6 is incorporated herein by reference to Exhibit 12(m) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.

(n)	Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes VV-1, VV-2, VV-3, VV-4, VV-5, VV-6, WW-1, WW-2, WW-3, WW-4, WW-5, and WW-6 to be filed by amendment.

(13)	Rule 12b-1 Plan

(a)	Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on May 30, 1996.

(b)	Form of Appendix A to Amended and Restated Distribution and Service Plan to be filed by amendment.

(c)	Form of Amendment No. 1 to Amended and Restated Distribution and Service Plan dated as of May 8, 2002 is incorporated herein by reference to Exhibit 13(c) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2003.

(14)	Intentionally Omitted.

(15)	Rule 18f-3 Plan

(a)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on August 24, 1999.

(16)	Codes of Ethics

(a)	Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on June 6, 2000.

(b)	Code of Ethics of BlackRock, Inc. is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on March 23, 2000.

(c)	Code of Ethics of BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2000.

(99) (a)	Power of Attorney of David R. Wilmerding, Jr. dated May 9, 2001 appointing Laurence D. Fink, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(b)	Reserved

(c)	Reserved

(d)	Power of Attorney of Robert M. Hernandez dated May 9, 2001 appointing David R. Wilmerding, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(d) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(e)	Power of Attorney of Laurence D. Fink dated May 9, 2001 appointing David R. Wilmerding, Jr., Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(e) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(f)	Power of Attorney of Stuart E. Eizenstat appointing David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(f) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

(g)	Power of Attorney of Dr. Judith Rodin appointing David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(g) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on November 14, 2001.

Item 24. Persons Controlled by or under Common Control with the Fund.

Unless indicated otherwise, ownership is at 100% and each entity is organized under the laws of Delaware.

The Fund is controlled by PNC Bank, National Association, a national bank organized under the laws of the United States. All of the capital stock of PNC Bank, National Association is owned by PNC Bancorp, Inc., the capital stock of which is owned by The PNC Financial Services Group, Inc., a publicly held bank holding company organized in Pennsylvania.

PNC Bank, National Association controls the following entities: 499 Holding, Inc. (organized in New Jersey), Bancshares Realty Co., TRI Capital Company, Inc., Continental/Van Louhr, Inc., Deerfield Corp. (organized in New Jersey), Land Holding Corp. of PA (organized in Pennsylvania), Land Holding, Inc., Midland Loan Services, Inc., NE Investment Inc., Parkway Sussex Inc., PNC Affordable Housing, Inc., PNC Community Partners, Inc., PNC Bank Capital Securities, LLC, PNC Commercial Management, Inc., PNC Bank International, PNC Investment Holdings, Inc., PNC BL Holding Inc., PNC Brokerage Corp. (organized in Pennsylvania), PNC Community Development Corp. (organized in Kentucky), PNC Insurance Services (Kentucky), Inc. (organized in Kentucky), PNC Institutional Capital Trust A, PNC Leasing, LLC, PNC Vehicle Leasing, LLC, PNC Title Holding Company, LLC, PNC Reinsurance Corp. (organized in Vermont), Thornhurst Corp., Spectra Services Corporation (organized in Ohio).

PNC Bank, National Association controls 50% of the voting securities of Billing Zone, LLC.

Midland Loan Services, Inc. controls the following entities: MLS Investments, Inc., Ridge Acquisition, L.P., Midland Realty Acceptance Corp., PNC Mortgage Acceptance Corp., Financial Support Services, Inc., First Financial, LP, Midland Commercial Financing Corp. and MDS Servicing Corp.

PNC Leasing, LLC controls the following entities: Gallatin Generation, LLC, Johnsonville Generation, LLC, Madison Power 2000, LLC, NSI Air, LLC and PNC Capital Leasing, LLC.

PNC Mortgage Securities Corp. controls PNC Mortgage Funding Corp.

PNC Mortgage Corp. of America controls PNC Mortgage Partners Corp.

PNC Investment Holdings, Inc. controls PNC Asset Management, Inc.

PNC Asset Management, Inc. controls approximately 70% of the voting securities of BlackRock, Inc., which directly and indirectly controls the following entities: BlackRock Advisors Inc., BlackRock Overseas Investment Corp. (an Edge Act bank), BlackRock Japan Holdings, Inc. (organized in Japan), BlackRock International, Ltd. (organized in Scotland), BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., BlackRock Investments, Inc., BlackRock Funding, Inc., BlackRock Asia Limited, BlackRock Financial Management, Inc., BlackRock (Japan), Inc., Anthracite Securitization Corp. and Risk Monitors, Inc.

BlackRock Japan Holdings, Inc. and BlackRock International, Ltd. control 50% of the voting securities of Nomura BlackRock Asset Management Co., Ltd., an entity organized under the laws of Japan.

BlackRock Financial Management, Inc. controls 28% of the voting securities of Trepp, LLC, which is organized under the laws of the state of New York.

Item 25. Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a), Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c) and Section 11 of the Administration Agreement incorporated by reference herein as Exhibit 8(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Advisers

(a)	BlackRock Advisors, Inc. is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b)	BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) (“BIMC”) is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

(c)

BlackRock Financial Management, Inc. (“BlackRock”) is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

(d)	BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) (“BIL”) is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 27. Principal Underwriters

(a)	Not applicable.

(b)	The principal business address of each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Fund.

Name	Position With Distributor
Rita Adler	Chief Compliance Officer
Douglas Castagna	Controller and Assistant Treasurer
Steven Turowski	Director, Chairman, CEO and President
Bruno Distefano	Vice President
Elizabeth Holtsbery	Vice President
Susan Moscaritolo	Vice President
Christine Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk
Bradley Stearns	Assistant Secretary and Assistant Clerk
Brian Burns	Director
John Coary	Treasurer
Salvatore Faia	Secretary and Clerk
Michael Denofrio	Director
Susan Keller	Director
John Wilson	Assistant Secretary and Assistant Clerk
Jason Greim	Assistant Vice President

(c)	Not applicable.

Item 28. Location of Accounts and Records

(1)	PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113 (records relating to its functions as custodian).

(2)	BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(3)	BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

(4)	BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

(5)	BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as investment adviser and sub-adviser).

(6)	PFPC Inc. and PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to their functions as custodian, co-administrator, transfer agent and dividend disbursing agent).

(7)	The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

(8)	BlackRock International, Ltd., 40 Torphichen Street, Edinburgh, Scotland, EH3 8JB (records relating to its functions as investment sub-adviser).

(9)	Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

(10)	BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 (Registrant’s declaration of trust, code of regulations and minute books).

Item 29. Management Services

None.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 70 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 27th day of January 2004.

BLACKROCK FUNDSSM Fund

By:	/S/ LAURENCE D. FINK

Laurence D. Fink President (Principal Executive Officer)

By:	/S/ PAUL AUDET
Paul Audet Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*STUART E. EIZENSTAT (Stuart E. Eizenstat)	Trustee	January 27, 2004

*LAURENCE D. FINK (Laurence D. Fink)	Trustee and President	January 27, 2004

*ROBERT M. HERNANDEZ (Robert M. Hernandez)	Trustee	January 27, 2004

*DR. JUDITH RODIN (Dr. Judith Rodin)	Trustee	January 27, 2004

*DAVID R. WILMERDING, JR. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	January 27, 2004

*By:	/S/ ANNE ACKERLEY

Anne Ackerley, Attorney-in-fact